Document and Entity Information	6 Months Ended
Jun. 30, 2010
Document Type	S-4
Amendment Flag	false
Document Period End Date	2010-06-30
Entity Registrant Name	Digital Realty Trust, Inc.
Entity Central Index Key	0001297996
Entity Filer Category	Large Accelerated Filer

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
ASSETS
Land	$ 408,024	$ 382,763	$ 316,318
Acquired ground leases	6,096	2,767	2,733
Buildings and improvements	3,404,143	2,952,330	2,467,830
Tenant improvements	268,976	272,462	255,818
Total investments in properties	4,087,239	3,610,322	3,042,699
Accumulated depreciation and amortization	(545,834)	(459,521)	(302,960)
Net investments in properties	3,541,405	3,150,801	2,739,739
Investment in unconsolidated joint venture	7,237	6,392	8,481
Net investments in real estate	3,548,642	3,157,193	2,748,220
Cash and cash equivalents	342,623	72,320	73,334
Accounts and other receivables, net of allowance for doubtful accounts of $2,987, $2,691 and $2,109 as of June 30, 2010, December 31, 2009 and December 31, 2008, respectively	52,174	46,086	39,108
Deferred rent	164,994	145,550	99,957
Acquired above market leases, net of accumulated amortization of $36,896 and $31,128 as of December 31, 2009 and December 31, 2008, respectively	31,633	25,861	31,352
Acquired in place lease value and deferred leasing costs, net of accumulated amortization of $229,852 and $188,348 as of December 31, 2009 and December 31, 2008, respectively	259,548	224,216	222,389
Deferred financing costs, net of accumulated amortization of $20,934 and $14,344 as of December 31, 2009 and December 31, 2008, respectively	20,477	21,073	16,275
Restricted cash	35,814	37,810	45,470
Other assets	45,127	14,950	4,940
Total assets	4,501,032	3,745,059	3,281,045
LIABILITIES AND EQUITY
Revolving credit facility	11,628	205,547	138,579
Unsecured senior notes	200,000	83,000	58,000
5.875% notes due 2020, net of discount	491,746
4.125% exchangeable senior debentures due 2026, net of discount	131,681	165,834	161,901
5.50% exchangeable senior debentures due 2029	266,400	266,400
Mortgage loans	1,023,255	1,063,663	1,026,594
Accounts payable and other accrued liabilities	196,491	151,229	171,176
Accrued dividends and distributions		37,004	26,092
Acquired below market leases, net	85,060	69,311	76,660
Security deposits and prepaid rents	62,882	68,270	46,967
Total liabilities	2,469,143	2,110,258	1,705,969
Commitments and contingencies
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%	99,297	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%	60,502	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%	169,067	169,067	169,068
Series D Cumulative Convertible Preferred Stock, 5.500%	333,448	333,472	333,581
Common Stock: $0.01 par value, 145,000,000 as of June 30, 2010 and 125,000,000 as of December 31, 2009 and December 31, 2008 authorized, 87,049,946, 76,812,783 and 73,306,703 shares issued and outstanding as of June 30, 2010, December 31, 2009 and December 31, 2008, respectively	868	766	732
Additional paid-in capital	1,645,006	1,155,709	1,057,107
Dividends in excess of earnings	(287,331)	(231,871)	(166,863)
Accumulated other comprehensive loss, net	(65,747)	(27,947)	(49,503)
Total stockholders' equity	1,955,110	1,558,995	1,503,921
Noncontrolling Interests:
Noncontrolling interests in operating partnership	54,414	58,192	66,797
Noncontrolling interests in consolidated joint ventures	22,365	17,614	4,358
Total noncontrolling interests	76,779	75,806	71,155
Total equity	2,031,889	1,634,801	1,575,076
Total liabilities and equity	$ 4,501,032	$ 3,745,059	$ 3,281,045

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
Accounts and other receivables, allowance for doubtful accounts	$ 2,987,000	$ 2,691,000	$ 2,109,000
Preferred Stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred Stock, authorized	30,000,000	30,000,000	30,000,000
Common Stock, par value	$ 0.01	$ 0.01	$ 0.01
Common Stock, authorized	145,000,000	125,000,000	125,000,000
Common Stock, shares issued	87,049,946	76,812,783	73,306,703
Common Stock, shares outstanding	87,049,946	76,812,783	73,306,703
Series A Cumulative Redeemable Preferred Stock, 8.50% [Member]
Preferred Stock, liquidation preference	103,500,000	103,500,000	103,500,000
Preferred Stock, liquidation preference per share	$ 25	$ 25	$ 25
Preferred Stock, issued	4,140,000	4,140,000	4,140,000
Preferred Stock, outstanding	4,140,000	4,140,000	4,140,000
Series B Cumulative Redeemable Preferred Stock, 7.875% [Member]
Preferred Stock, liquidation preference	63,250,000	63,250,000	63,250,000
Preferred Stock, liquidation preference per share	$ 25	$ 25	$ 25
Preferred Stock, issued	2,530,000	2,530,000	2,530,000
Preferred Stock, outstanding	2,530,000	2,530,000	2,530,000
Series C Cumulative Convertible Preferred Stock, 4.375% [Member]
Preferred Stock, liquidation preference	174,998,875	174,998,875	175,000,000
Preferred Stock, liquidation preference per share	$ 25	$ 25	$ 25
Preferred Stock, issued	6,999,955	6,999,955	7,000,000
Preferred Stock, outstanding	6,999,955	6,999,955	7,000,000
Series D Cumulative Convertible Preferred Stock, 5.500% [Member]
Preferred Stock, liquidation preference	$ 344,862,500	$ 344,887,500	$ 345,000,000
Preferred Stock, liquidation preference per share	$ 25	$ 25	$ 25
Preferred Stock, issued	13,794,500	13,795,500	13,800,000
Preferred Stock, outstanding	13,794,500	13,795,500	13,800,000

CONDENSED CONSOLIDATED INCOME STATEMENTS (USD $) In Thousands, except Share data	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010	Jun. 30, 2009	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Operating Revenues:
Rental	$ 157,867	$ 125,490	$ 310,588	$ 243,585	$ 510,772	$ 404,559	$ 319,603
Tenant reimbursements	39,597	29,434	78,655	60,455	125,308	107,503	75,003
Other		83		101	1,062	15,383	641
Total operating revenues	197,464	155,007	389,243	304,141	637,142	527,445	395,247
Operating Expenses:
Rental property operating and maintenance	54,406	42,301	107,648	84,874	176,238	151,147	109,225
Property taxes	12,748	9,149	25,469	18,360	36,004	31,102	27,181
Insurance	1,846	1,488	3,581	2,944	6,111	4,988	5,527
Depreciation and amortization	59,860	49,183	117,392	95,487	198,052	172,378	134,419
General and administrative	12,574	9,958	23,093	19,630	42,165	38,391	30,786
Transactions	1,715	82	2,548	512
Other	165		167	285	783	1,084	431
Total operating expenses	143,314	112,161	279,898	222,092	459,353	399,090	307,569
Operating income	54,150	42,846	109,345	82,049	177,789	128,355	87,678
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	955	741	2,933	1,857	2,172	2,369	449
Interest and other income	34	403	65	646	753	2,106	2,287
Interest expense	(33,162)	(22,495)	(64,064)	(41,432)	(88,442)	(63,621)	(67,054)
Tax expense	(534)	(292)	(1,250)	(728)	(1,038)	(1,109)	(814)
Loss from early extinguishment of debt	(1,541)		(1,541)			(182)
Income from continuing operations					91,234	67,918	22,546
Income from discontinuing operations before gain on sale of assets							1,395
Gain on sale of assets							18,049
Income from discontinuing operations							19,444
Net income	19,902	21,203	45,488	42,392	91,234	67,918	41,990
Net income attributable to noncontrolling interests	(710)	(831)	(1,451)	(1,624)	(3,572)	(2,664)	(3,753)
Net income attributable to Digital Realty Trust, Inc.	19,192	20,372	44,037	40,768	87,662	65,254	38,237
Preferred stock dividends	(10,101)	(10,101)	(20,202)	(20,202)	(40,404)	(38,564)	(19,330)
Net income available to common stockholders	$ 9,091	$ 10,271	$ 23,835	$ 20,566	$ 47,258	$ 26,690	$ 18,907
Income per share from continuing operations available to common stockholders:
Basic					$ 0.62	$ 0.39	$ 0.04
Diluted					$ 0.61	$ 0.38	$ 0.04
Income per share from discontinued operations available to common stockholders:
Basic							$ 0.27
Diluted							$ 0.26
Net income per share available to common stockholders:
Basic	$ 0.11	$ 0.13	$ 0.3	$ 0.27	$ 0.62	$ 0.39	$ 0.31
Diluted	$ 0.11	$ 0.13	$ 0.29	$ 0.27	$ 0.61	$ 0.38	$ 0.3
Weighted average common shares outstanding:
Basic	80,542,329	76,121,380	79,164,167	75,416,483	75,950,370	68,829,267	60,527,625
Diluted	83,021,817	76,851,202	81,450,636	75,806,481	77,020,890	70,435,760	62,572,937

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010	Jun. 30, 2009
Net income	$ 19,902	$ 21,203	$ 45,488	$ 42,392
Other comprehensive income (loss):
Foreign currency translation adjustments	(19,232)	31,359	(37,519)	23,375
(Decrease) increase in fair value of interest rate swaps	(1,820)	1,091	(6,096)	(1,200)
Reclassification to interest expense from interest rate swaps	1,741	1,233	3,400	1,465
Comprehensive income	591	54,886	5,273	66,032
Comprehensive income (loss) attributable to noncontrolling interests	411	(3,143)	964	(3,217)
Comprehensive income attributable to Digital Realty Trust, Inc.	$ 1,002	$ 51,743	$ 6,237	$ 62,815

CONSOLIDATED STATEMENTS OF EQUITY AND COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, except Share data	Series A Cumulative Redeemable Preferred Stock, 8.50% [Member]	Series B Cumulative Redeemable Preferred Stock, 7.875% [Member]	Series C Cumulative Convertible Preferred Stock, 4.375% [Member]	Series D Cumulative Convertible Preferred Stock, 5.500% [Member]	Common Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Dividends in Excess of Earnings [Member]	Accumulated Other Comprehensive Income [Member]	Stockholders' Equity, Total [Member]	Noncontrolling Interests in Operating Partnership [Member]	Noncontrolling Interests in Consolidated Joint Ventures [Member]	Total Noncontrolling Interests [Member]	Total
Balance at Dec. 31, 2006	$ 99,297	$ 60,502			$ 542	$ 611,799	$ (52,754)	$ 4,190	$ 723,576	$ 141,890		$ 141,890	$ 865,466
Balance, Shares at Dec. 31, 2006					54,257,691
Conversion of units to common stock, shares					7,042,054
Conversion of units to common stock, value					70	71,082			71,152	(71,152)		(71,152)
Net proceeds from sale of common stock, shares					4,025,000
Net proceeds from sale of common stock, value					40	150,407			150,447				150,447
Issuance of preferred stock, net of offering costs			169,068						169,068				169,068
Exercise of stock options, shares					81,495
Exercise of stock options, value					2	1,034			1,036				1,036
Amortization of unearned compensation regarding share based awards						4,367			4,367				4,367
Dividends declared on preferred stock							(19,330)		(19,330)				(19,330)
Dividends and distributions on common stock and common and incentive units							(72,259)		(72,259)	(8,451)		(8,451)	(80,710)
Adjustment for noncontrolling interests						(8,316)			(8,316)	8,316		8,316
Contributions from noncontrolling members											4,928	4,928	4,928
Net income							38,237		38,237	3,753		3,753	41,990
Other comprehensive income-foreign currency translation adjustments								(222)	(222)	93		93	(129)
Other comprehensive income-fair value of interest rate swaps								1,631	1,631	241		241	1,872
Reclassification to interest expense from interest rate swaps								(2,220)	(2,220)	(355)		(355)	(2,575)
Comprehensive income									37,426			3,732	41,158
Balance, Shares at Dec. 31, 2007					65,406,240
Balance at Dec. 31, 2007			169,068		654	830,373	(106,106)	3,379	1,057,167	74,335	4,928	79,263	1,136,430
Conversion of units to common stock, shares					1,825,157
Conversion of units to common stock, value					19	20,341			20,360	(20,360)		(20,360)
Issuance of restricted stock, net of forfeitures					116,603
Net proceeds from sale of common stock, shares					5,750,000
Net proceeds from sale of common stock, value					57	211,554			211,611				211,611
Issuance of preferred stock, net of offering costs				333,581					333,581				333,581
Exercise of stock options, shares					208,703
Exercise of stock options, value					2	4,203			4,205				4,205
Amortization of unearned compensation regarding share based awards						9,805			9,805				9,805
Dividends declared on preferred stock							(38,564)		(38,564)				(38,564)
Dividends and distributions on common stock and common and incentive units							(87,447)		(87,447)	(7,775)		(7,775)	(95,222)
Adjustment for noncontrolling interests						(22,491)			(22,491)	22,491		22,491
Acquisition of consolidated joint venture interest											1,887	1,887	1,887
Contributions from noncontrolling members											16,452	16,452	16,452
Distributions from noncontrolling members											(8,276)	(8,276)	(8,276)
Adjustments due to purchase of joint venture interests						3,322			3,322		(10,968)	(10,968)	(7,646)
Net income							65,254		65,254	2,329	335	2,664	67,918
Other comprehensive income-foreign currency translation adjustments								(44,813)	(44,813)	(3,578)		(3,578)	(48,391)
Other comprehensive income-fair value of interest rate swaps								(7,325)	(7,325)	(579)		(579)	(7,904)
Reclassification to interest expense from interest rate swaps								(744)	(744)	(66)		(66)	(810)
Comprehensive income									12,372			(1,559)	10,813
Balance, Shares at Dec. 31, 2008					73,306,703
Balance at Dec. 31, 2008	99,297	60,502	169,068	333,581	732	1,057,107	(166,863)	(49,503)	1,503,921	66,797	4,358	71,155	1,575,076
Conversion of units to common stock, shares					650,511
Conversion of units to common stock, value					6	7,626			7,632	(7,632)		(7,632)
Issuance of restricted stock, net of forfeitures					103,700
Net proceeds from sale of common stock, shares					2,500,000
Net proceeds from sale of common stock, value					25	82,834			82,859				82,859
Exercise of stock options, shares					249,167
Exercise of stock options, value					3	6,322			6,325				6,325
Amortization of unearned compensation regarding share based awards						9,829			9,829				9,829
Conversion of series C and D preferred stock, shares					2,702
Conversion of series C and D preferred stock, value			(1)	(109)		110
Dividends declared on preferred stock							(40,404)		(40,404)				(40,404)
Dividends and distributions on common stock and common and incentive units							(112,266)		(112,266)	(8,430)		(8,430)	(120,696)
Reclassification of vested share based awards						(2,464)			(2,464)	2,464		2,464
Contributions from noncontrolling members											33,787	33,787	33,787
Adjustments due to purchase of joint venture interests						(5,655)			(5,655)		(20,671)	(20,671)	(26,326)
Net income							87,662		87,662	3,432	140	3,572	91,234
Other comprehensive income-foreign currency translation adjustments								22,816	22,816	1,660		1,660	24,476
Other comprehensive income-fair value of interest rate swaps								(5,047)	(5,047)	(372)		(372)	(5,419)
Reclassification to interest expense from interest rate swaps								3,787	3,787	273		273	4,060
Comprehensive income									109,218			5,133	114,351
Balance, Shares at Dec. 31, 2009					76,812,783
Balance at Dec. 31, 2009	$ 99,297	$ 60,502	$ 169,067	$ 333,472	$ 766	$ 1,155,709	$ (231,871)	$ (27,947)	$ 1,558,995	$ 58,192	$ 17,614	$ 75,806	$ 1,634,801

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash flows from operating activities:
Net income	$ 45,488	$ 42,392	$ 91,234	$ 67,918	$ 41,990
Adjustments to reconcile net income to net cash provided by operating activities
Gain on sale of assets					(18,049)
Non-cash portion of loss on early extinguishment of debt	1,193
Equity in earnings of unconsolidated joint venture	(2,933)	(1,857)	(2,172)	(2,369)	(449)
Distributions from unconsolidated joint venture	2,000	2,000	4,350	3,019	1,383
Write-off of net assets due to early lease terminations	167	285	783	1,085	430
Depreciation and amortization of buildings and improvements, tenant improvements and acquired ground leases	93,940	74,632	156,828	118,364	81,305
Amortization of share-based unearned compensation	6,601	4,455	9,829	9,805	4,367
Allowance for doubtful accounts	296	105	582	(1,058)	1,135
Amortization of deferred financing costs	5,335	3,557	7,925	5,579	5,161
Write-off of deferred financing costs, included in net loss on early extinguishment of debt				182
Amortization of debt discount/premium	2,256	1,719	3,550	2,435	2,553
Amortization of acquired in place lease value and deferred leasing costs	23,453	20,855	41,224	54,014	53,493
Amortization of acquired above market leases and acquired below market leases, net	(4,704)	(4,257)	(8,040)	(9,689)	(10,412)
Changes in assets and liabilities:
Restricted cash	2,043	13,398	7,723	(1,640)	(12,716)
Accounts and other receivables	(9,017)	(3,515)	(16,173)	4,878	5,134
Deferred rent	(21,682)	(22,397)	(45,342)	(36,006)	(23,376)
Deferred leasing costs	(5,122)	(4,633)	(10,606)	(10,776)	(14,417)
Other assets	(6,561)	156	(4,936)	4,064	(138)
Accounts payable and other accrued liabilities	14,020	2,373	26,229	(8,004)	(19,129)
Security deposits and prepaid rents	(3,701)	14,214	20,821	16,007	7,390
Net cash provided by operating activities	143,072	143,482	283,809	217,808	105,655
Cash flows from investing activities:
Acquisitions of properties	(405,983)	(19,105)	(137,996)	(79,243)	(359,849)
Deposits paid for acquisition of properties	(25,000)			(760)	(459)
Purchase of prepaid ground lease					(1,192)
Proceeds from sale of assets, net of sales costs					78,191
Receipt of value added tax refund	1,818	6,884	14,095	20,241	6,800
Refundable value added tax paid	(2,077)	(5,327)	(5,208)	(20,337)	(11,059)
Change in restricted cash	(1,626)	733	358	(2,340)	427
Improvements to investments in real estate	(153,701)	(245,594)	(392,386)	(545,223)	(265,682)
Improvement advances to tenants	(911)	(2,355)	(2,964)	(20,182)	(27,256)
Collection of advances from tenants for improvements	994	3,616	4,192	21,315	25,836
Return of investment in unconsolidated joint venture					20,500
Purchase of joint venture partners' interests				(21,222)	(3,684)
Net cash used in investing activities	(586,486)	(261,148)	(519,909)	(647,751)	(537,427)
Cash flows from financing activities:
Borrowings on revolving credit facility	291,404	223,946	574,563	1,142,555	612,472
Repayments on revolving credit facility	(485,547)	(328,732)	(506,732)	(1,296,610)	(463,980)
Borrowings on unsecured senior notes	117,000	25,000	25,000	58,000
Borrowings on unsecured senior notes due 2020	491,480
Proceeds from mortgage loans		37,809	121,994	174,900	121,288
Principal payments on mortgage loans	(6,705)	(102,274)	(163,242)	(26,719)	(48,238)
Proceeds from 5.5% exchangeable senior debentures due 2029		266,400	266,400
Principal repayments on 2026 exchangeable senior debentures	(250)
Change in restricted cash	514	663	(421)	(188)	(869)
Payment of loan fees and costs	(5,544)	(8,873)	(12,377)	(5,423)	(5,536)
Capital distributions to noncontrolling interests in joint venture				(11,358)
Capital contributions received from noncontrolling interests in joint venture	4,833	16,384	17,231	17,598	2,056
Gross proceeds from the sale of common stock	461,868	83,750	83,750	220,915	158,545
Proceeds from Issuance of Preferred Stock and Preference Stock				334,650	175,000
Common stock offering costs paid	(17,183)	(519)	(891)	(9,304)	(8,098)
Preferred stock offering costs paid				(1,027)	(5,932)
Proceeds from exercise of stock options	3,638	505	6,325	3,976	1,236
Payment of dividends to preferred stockholders	(20,202)	(20,202)	(40,404)	(38,564)	(19,329)
Payment of dividends to common stockholders and distributions to noncontrolling interests in operating partnership	(121,589)	(80,209)	(109,784)	(91,476)	(77,752)
Purchase of noncontrolling interests			(26,326)
Net cash provided by financing activities	713,717	113,648	235,086	471,925	440,863
Net increase (decrease) in cash and cash equivalents	270,303	(4,018)	(1,014)	41,982	9,091
Cash and cash equivalents at beginning of period	72,320	73,334	73,334	31,352	22,261
Cash and cash equivalents at end of period	342,623	69,316	72,320	73,334	31,352
Supplemental disclosure of cash flow information:
Cash paid for interest, including amounts capitalized	49,293	38,093	81,820	72,339	69,028
Cash paid for taxes	695	489	785	1,099	604
Supplementary disclosure of noncash investing and financing activities:
Change in net assets related to foreign currency translation adjustments	(37,519)	23,375	24,476	(48,391)	(129)
Accrual of dividends and distributions			37,004	26,092	22,345
(Decrease) Increase in accounts payable and other accrued liabilities and other assets, respectively, related to increase in fair value of interest rate swaps	(6,096)	(1,200)	(5,419)	(7,904)	1,872
Reclassification of owner's equity to noncontrolling interest in the Operating Partnership				(22,491)	(8,316)
Noncontrolling interests in operating partnership redeemed for or converted to shares of common stock	7,179	2,252	7,632	20,360	71,152
Accrual for additions to investments in real estate and tenant improvement advances included in accounts payable and accrued expenses	80,439	52,621	57,292	103,277	97,512
Accrual of contingent purchase price for investments in real estate	7,440
Issuance of common stock in exchange of 2026 exchangeable senior debentures, net	36,989
Non-cash allocation of investment in partnership to:
Land			17,632	2,093	6,732
Building			15,924	1,607	6,325
Accounts and other receivables				46	38
Other assets				10
Mortgage loans			(17,000)	(2,836)	(5,541)
Accounts payable and other accrued liabilities					(998)
Change to noncontrolling interest in consolidated joint venture			(16,556)	(920)	(6,556)
Allocation of purchase price of properties/investment in partnership to:
Investments in real estate	377,419	19,105	180,110	78,516	329,999
Accounts and other receivables					3,486
Other assets			2		952
Acquired above market leases	9,714		100	440	335
Acquired below market leases	(26,450)		(5,859)	(3,104)	(22,214)
Acquired in place lease value and deferred leasing costs	45,300		15,712	3,493	50,876
Mortgage loan assumed, net of discount			(51,985)
Accounts payable and other accrued liabilities				(38)	(2,146)
Security deposits and prepaid rents			(84)	(64)	(247)
Cash paid for acquisition of properties	$ 405,983	$ 19,105	$ 137,996	$ 79,243	$ 361,041

Organization and Description of Business	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Organization and Description of Business

1. Organization and Description of Business

       Digital Realty Trust, Inc. through its controlling interest in Digital Realty Trust, L.P. (the Operating Partnership) and the subsidiaries of the Operating Partnership (collectively, we, our, us or the Company) is engaged in the business of owning, acquiring, developing, redeveloping and managing technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. As of June 30, 2010, our portfolio consisted of 87 properties, excluding one property held as an investment in an unconsolidated joint venture, of which 73 are located throughout North America and 14 are located in Europe. Our properties are diversified in major markets where corporate datacenter and technology tenants are concentrated, including the Boston, Chicago, Dallas, Los Angeles, New York Metro, Northern Virginia, Phoenix, San Francisco and Silicon Valley metropolitan areas in the U.S. and the Amsterdam, Dublin, London and Paris markets in Europe. The portfolio consists of Internet gateway and corporate datacenter properties, technology manufacturing properties and regional or national headquarters of technology companies.

       The Operating Partnership was formed on July 21, 2004 in anticipation of our initial public offering (IPO) on November 3, 2004 and commenced operations on that date. As of June 30, 2010, we own a 94.0% common interest and a 100% preferred interest in the Operating Partnership. As general partner, we have control over the Operating Partnership. The limited partners of the Operating Partnership do not have rights to replace us as the general partner nor do they have participating rights, although they do have certain protective rights.

1. Organization and Description of Business

Digital Realty Trust, Inc. through its controlling interest in Digital Realty Trust, L.P. (the Operating Partnership) and the subsidiaries of the Operating Partnership (collectively, we or the Company) is engaged in the business of owning, acquiring, developing, redeveloping and managing technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. As of December 31, 2009, our portfolio consisted of 81 properties, excluding one property held as an investment in an unconsolidated joint venture, of which 68 are located throughout North America and 13 are located in Europe. Our properties are diversified in major markets where corporate datacenter and technology tenants are concentrated, including the Chicago, Dallas, Los Angeles, New York/New Jersey, Northern Virginia, Phoenix, San Francisco and Silicon Valley metropolitan areas in the U.S. and the Amsterdam, Dublin, London and Paris markets in Europe. The portfolio consists of Internet gateway and corporate datacenter properties, technology manufacturing properties and regional or national headquarters of technology companies.

The Operating Partnership was formed on July 21, 2004 in anticipation of our initial public offering (IPO) on November 3, 2004 and commenced operations on that date. As of December 31, 2009, we own a 93.4% common interest and a 100% preferred interest in the Operating Partnership. As general partner, we have control over the Operating Partnership. The limited partners of the Operating Partnership do not have rights to replace us as the general partner nor do they have participating rights, although they do have certain protective rights.

We continue to operate and expand the business of our predecessor (the Predecessor). The Predecessor is not a legal entity; rather it is a combination of certain of the real estate subsidiaries of Global Innovation Partners LLC, or GI Partners, contributed to us in connection with the IPO, along with an allocation of certain assets, liabilities, revenues and expenses of GI Partners related to the real estate owned by such subsidiaries.

Pursuant to a contribution agreement among GI Partners, the owner of the Predecessor, and the Operating Partnership, certain of GI Partners' properties were contributed to the Operating Partnership in exchange for limited partnership interests in the Operating Partnership (Units) and the assumption of debt and other specified liabilities. Additionally, pursuant to contribution agreements between the Operating Partnership and third parties, which were also executed in July 2004, the Operating Partnership received contributions of interests in certain additional real estate properties in exchange for Units and the assumption of specified liabilities.

We have operated in a manner that we believe has enabled us to qualify to be treated, as a Real Estate Investment Trust (REIT) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the Code).

Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

(a) Principles of Consolidation and Basis of Presentation

       The accompanying interim condensed consolidated financial statements include all of the accounts of Digital Realty Trust, Inc., the Operating Partnership and the subsidiaries of the Operating Partnership. Intercompany balances and transactions have been eliminated.

       The accompanying interim condensed consolidated financial statements are unaudited, but have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) for interim financial information and in compliance with the rules and regulations of the United States Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments necessary for a fair presentation have been included. All such adjustments are considered to be of a normal recurring nature, except as otherwise indicated. The results of operations for the interim periods are not necessarily indicative of the results to be obtained for the full fiscal year. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the notes thereto included in our annual report on Form 10-K for the year ended December 31, 2009.

   (b) Cash Equivalents

       For the purpose of the condensed consolidated statements of cash flows, we consider short-term investments with original maturities of 90 days or less to be cash equivalents. As of June 30, 2010, cash equivalents consist of investments in money market instruments.

(c) Share Based Compensation

       We account for share based compensation using the fair value method of accounting. The estimated fair value of the stock options granted by us is being amortized on a straight-line basis over the vesting period of the stock options. The estimated fair value of the long-term incentive units and Class C Units (discussed in note 9(b)) granted by us is being amortized on a straight-line basis over the expected service period.

       For share based compensation awards with performance conditions, we estimate the fair value of the award for each of the possible performance condition outcomes and amortize the compensation cost based on management's projected performance outcome. In the instance management's projected performance outcome changes prior to the final measurement date, compensation cost is adjusted accordingly.

(d) Income Taxes

       We have elected to be treated and believe that we have operated in a manner that has enabled us to qualify as a REIT for federal income tax purposes. As a REIT, we generally are not required to pay federal corporate income and excise taxes on our taxable income to the extent it is currently distributed to our stockholders.

       However, qualification and taxation as a REIT depend upon our ability to meet the various qualification tests imposed under the Code, including tests related to annual operating results, asset composition, distribution levels and diversity of stock ownership. Accordingly, no assurance can be given that we have been organized or have operated or will continue to operate in a manner so as to qualify or remain qualified as a REIT. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax (including any applicable alternative minimum tax) on our taxable income at regular corporate tax rates.

       Even if we qualify for taxation as a REIT, we are taxed in certain states in which we operate. Our consolidated taxable REIT subsidiaries are subject to both federal and state income taxes to the extent there is taxable income. We are also taxed in non-U.S. countries where we operate that do not recognize U.S. REITs under their respective tax laws. Accordingly, we recognize and accrue income taxes for taxable REIT subsidiaries, certain states and non-U.S. jurisdictions, as appropriate.

       We assess our significant tax positions in accordance with U.S. GAAP for all open tax years and determine whether we have any material unrecognized liabilities from uncertain tax benefits. If a tax position is not considered "more-likely-than-not" to be sustained solely on its technical merits, no benefits of the tax position are to be recognized (for financial statement purposes). As of June 30, 2010, we have no liabilities for uncertain tax positions. We classify interest and penalties on tax liabilities from significant uncertain tax positions as interest expense and operating expense, respectively, in our condensed consolidated statements of operations. For the three and six months ended June 30, 2010 and 2009, we had no such interest or penalties.

       See Note 7 for further discussion on income taxes.

(e) Presentation of Transactional-based Taxes

       We account for transactional-based taxes, such as value added tax, or VAT, for our international properties on a net basis.

(f) Asset Retirement Obligations

       We record accruals for estimated retirement obligations as required by current accounting guidance. The amount of asset retirement obligations relates primarily to estimated asbestos removal costs at the end of the economic life of properties that were built before 1984. As of June 30, 2010 and December 31, 2009, the amount included in accounts payable and other accrued liabilities on our condensed consolidated balance sheets was approximately  $1.3 million.

(g) Assets and Liabilities Measured at Fair Value

       On January 1, 2008, we adopted new accounting guidance establishing a framework for measuring fair value and expanding disclosures regarding related fair-value measurements. The guidance applies to reported balances that are required or permitted to be measured at fair value under existing accounting pronouncements; accordingly, the guidance does not require any new fair-value measurements of reported balances.

       The guidance emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair-value measurements, a fair-value hierarchy is established that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

       Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair-value measurement is based on inputs from different levels of the fair-value hierarchy, the level in the fair-value hierarchy within which the entire fair-value measurement falls is based on the lowest level input that is significant to the fair-value measurement in its entirety. Our assessment of the significance of a particular input to the fair-value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

(h) Transactions Expense

       Transactions expense includes acquisition-related expenses and other business development expenses, which are expensed as incurred. Acquisition-related expenses include closing costs, broker commissions and other professional fees, including legal and accounting fees related to acquisitions and potential acquisitions.

(i) Management's Estimates

       The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates made. On an on-going basis, we evaluate our estimates, including those related to acquiring, developing and assessing the carrying values of our real estate properties, accrued liabilities, performance-based equity compensation plans, and qualification as a REIT. We base our estimates on historical experience, current market conditions, and various other assumptions that are believed to be reasonable under the circumstances. Actual results may vary from those estimates and those estimates could vary under different assumptions or conditions.

(j) Newly Adopted Significant Accounting Policies

       On January 1, 2010, we adopted amended guidance related to the consolidation of variable-interest entities. This amended guidance requires an enterprise to qualitatively assess the determination of the primary beneficiary of a variable interest entity ("VIE") based on whether the entity (1) has the power to direct matters that most significantly impact the activities of the VIE, and (2) has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Additionally, they require an ongoing reconsideration of the primary beneficiary and provide a framework for the events that trigger a reassessment of whether an entity is a VIE. This guidance is effective for financial statements issued for fiscal years beginning after November 15, 2009 and for subsequent interim and annual reporting periods.

(k) Segment Information

       All of our properties generate similar revenues and expenses related to tenant rent and reimbursements and operating expenses. The delivery of our products is consistent across all properties and although services are provided to a wide range of customers, the types of services provided to them are limited to a few core principles. As such, the properties in our portfolio have similar economic characteristics and the nature of the products and services provided to our customers and the method to distribute such services are consistent throughout the portfolio. Consequently, our properties qualify for aggregation into one reporting segment.

(l) Reclassifications

       Certain reclassifications to prior year amounts have been made to conform to the current year presentation. During the three months ended June 30, 2010 and 2009,  $1.7 million and  $0.1 million, respectively, were reclassifed from General and Administrative expense to Transactions expense. During the six months ended June 30, 2010 and 2009,  $2.5 million and  $0.5 million, respectively, were reclassifed from General and Administrative expense to Transactions expense.

2. Summary of Significant Accounting Policies

(a) Principles of Consolidation and Basis of Presentation

The accompanying consolidated financial statements include all of the accounts of Digital Realty Trust, Inc., the Operating Partnership and the subsidiaries of the Operating Partnership. Intercompany balances and transactions have been eliminated.

(b) Cash Equivalents

For the purpose of the consolidated statements of cash flows, we consider short-term investments with original maturities of 90 days or less to be cash equivalents. As of December 31, 2009 and 2008, cash equivalents consist of investments in money market instruments.

(c) Investments in Real Estate

Investments in real estate are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are recorded on a straight-line basis over the estimated useful lives as follows:

Acquired ground leases	Terms of the related lease
Buildings and improvements	5-39 years
Tenant improvements	Shorter of the estimated useful lives or the terms of the related leases

Improvements and replacements are capitalized when they extend the useful life, increase capacity, or improve the efficiency of the asset. Repairs and maintenance are charged to expense as incurred.

(d) Investment in Unconsolidated Joint Venture

The Company's investment in unconsolidated joint venture is accounted for using the equity method, whereby the investment is increased for capital contributed and our share of the joint venture's net income and decreased by distributions we receive and our share of any losses of the joint venture.

(e) Impairment of Long-Lived Assets

We assess whether there has been impairment in the value of our long-lived assets whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount to the future net cash flows, undiscounted and without interest, expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. Management believes no impairment in the net carrying value of the investments in real estate has occurred.

(f) Purchase Accounting for Acquisition of Investments in Real Estate

Purchase accounting is applied to the assets and liabilities related to all real estate investments acquired from third parties. In accordance with current accounting guidance, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting primarily of land, building and tenant improvements, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, other value of in-place leases, value of tenant relationships and acquired ground leases, based in each case on their fair values. Loan premiums, in the case of above market rate loans, or loan discounts, in the case of below market loans, are recorded based on the fair value of any loans assumed in connection with acquiring the real estate.

The fair values of the tangible assets of an acquired property are determined based on comparable land sales for land and replacement costs adjusted for physical and market obsolescence for the improvements. The fair values of the tangible assets of an acquired property are also determined by valuing the property as if it were vacant, and the "as-if-vacant" value is then allocated to land, building and tenant improvements based on management's determination of the relative fair values of these assets. Management determines the as-if-vacant fair value of a property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses and estimates of lost rental revenue during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions, legal and other related costs.

In allocating the fair value of the identified intangible assets and liabilities of an acquired property, above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease and, for below-market leases, over a period equal to the initial term plus any below market fixed rate renewal periods. The leases do not currently include any below market fixed rate renewal periods. The capitalized above-market lease values are amortized as a reduction of rental income over the remaining non-cancelable terms of the respective leases. The capitalized below-market lease values, also referred to as acquired lease obligations, are amortized as an increase to rental income over the initial terms of the respective leases and any below market fixed rate renewal periods.

In addition to the intangible value for above market leases and the intangible negative value for below market leases, there is intangible value related to having tenants leasing space in the purchased property, which is referred to as in-place lease value and tenant relationship value. Such value results primarily from the buyer of a leased property avoiding the costs associated with leasing the property and also avoiding rent losses and unreimbursed operating expenses during the lease up period. The estimated avoided costs and avoided revenue losses are calculated and this aggregate value is allocated between in-place lease value and tenant relationships based on management's evaluation of the specific characteristics of each tenant's lease; however, the value of tenant relationships has not been separated from in-place lease value for our real estate because such value and its consequence to amortization expense is immaterial for these particular acquisitions. The value of in-place leases exclusive of the value of above-market in-place leases is amortized to expense over the remaining non-cancelable periods of the respective leases. If a lease were to be terminated prior to its stated expiration, all unamortized amounts relating to that lease would be written off.

The fair value of intangible assets and liabilities acquired during the years ended December 31, 2009 and 2008 were as follows (in thousands):

	2009	2008
Acquired in place lease value	$15,712	$3,493
Acquired above market lease value	100	440
Acquired below market lease value	(5,859)	(3,104)

The estimated future amortization of intangible assets and liabilities (assuming no early termination of leases acquired) at December 31, 2009 is as follows (in thousands):

	Acquired in place lease value	Acquired above market lease value	Acquired below market lease value
2010	$32,987	$5,365	$(13,229)
2011	26,331	4,215	(11,838)
2012	21,999	3,665	(8,225)
2013	21,255	3,582	(8,122)
2014	18,438	3,482	(7,157)
Thereafter	41,296	5,552	(20,740)

	$162,306	$25,861	$(69,311)

On January 1, 2009, we adopted new accounting guidance for the accounting for business combinations. The accounting guidance provides for recognizing and measuring assets acquired and liabilities assumed in an acquisition at fair value. This accounting guidance also requires that transaction costs in an acquisition be expensed as incurred. The guidance applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption did not have a material impact on our consolidated financial statements for the year ended December 31, 2009. In April 2009, the FASB issued revised guidance for recognizing and measuring pre-acquisition contingencies in a business combination. Under the revised guidance, pre-acquisition contingencies are recognized at their acquisition-date fair value if a fair value can be determined during the measurement period. If the acquisition-date fair value cannot be determined during the measurement period, a contingency (best estimate) is to be recognized if it is probable that an asset existed or liability had been incurred at the acquisition date and the amount can be reasonably estimated. The revised guidance does not prescribe specific accounting for subsequent measurement and accounting for contingencies. The revised guidance is effective for contingent assets and contingent liabilities acquired in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. We expect the revised guidance will have an impact on our consolidated financial statements, but the nature and magnitude of the specific effects will depend upon the nature, term and size of the acquired contingencies.

(g) Capitalization of costs

We capitalize direct and indirect costs related to construction and development, including property taxes, insurance and financing costs relating to space under development. Interest capitalized during the years ended December 31, 2009 and 2008 was  $9.2 million and  $18.4 million, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and successful leasing activities of  $13.9 million and  $10.6 million for the years ended December 31, 2009 and 2008, respectively.

(h) Deferred Leasing Costs

Deferred leasing commissions and other direct and indirect costs associated with the acquisition of tenants are capitalized and amortized on a straight line basis over the terms of the related leases.

(i) Foreign Currency Translation

Assets and liabilities of the subsidiaries outside the United States with non-U.S. dollar functional currencies are translated into U.S. dollars using exchange rates as of the balance sheet dates. Income and expenses are translated using the average exchange rates for the reporting period. Translation adjustments are recorded as a component of accumulated other comprehensive income.

(j) Deferred Financing Costs

Loan fees and costs are capitalized and amortized over the life of the related loans on a straight-line basis, which approximates the effective interest method. Such amortization is included as a component of interest expense.

(k) Restricted Cash

Restricted cash consists of deposits for real estate taxes and insurance and other amounts as required by our loan agreements including funds for leasing costs and improvements related to unoccupied space.

(l) Offering Costs

Underwriting commissions and other offering costs are reflected as a reduction in additional paid-in capital, or in the case of preferred stock, as a reduction of the carrying value of preferred stock.

(m) Share Based Compensation

We account for share based compensation using the fair value method of accounting. The estimated fair value of the stock options granted by us is being amortized on a straight-line basis over the vesting period of the stock options. The estimated fair value of the long-term incentive units and Class C Units (discussed in note 9) granted by us is being amortized on a straight-line basis over the expected service period.

For share based compensation awards with performance conditions, we estimate the fair value of the award for each of the possible performance condition outcomes and amortize the compensation cost based on management's projected performance outcome. In the instance management's projected performance outcome changes prior to the final measurement date, compensation cost is adjusted accordingly.

(n) Accounting for Derivative Instruments and Hedging Activities

We account for our derivative instruments and hedging activities in accordance with the accounting standard for derivative and hedging activities. The accounting standard requires us to measure every derivative instrument (including certain derivative instruments embedded in other contracts) at fair value and record them in the balance sheet as either an asset or liability. See disclosures below related to our adoption of the accounting standard for fair value measurements and disclosures.

The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in accumulated other comprehensive income (loss) and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. The ineffective portion of the change in fair value of the derivatives is recognized directly in earnings. During the years ended December 31, 2009, 2008 and 2007, respectively, there were no ineffective portions to our interest rate swaps.

We actively manage our ratio of fixed-to-floating rate debt. To manage our fixed and floating rate debt in a cost-effective manner, we, from time to time, enter into interest rate swap agreements as cash flow hedges, under which we agree to exchange various combinations of fixed and/or variable interest rates based on agreed upon notional amounts.

(o) Assets and Liabilities Measured at Fair Value

On January 1, 2008, we adopted new accounting guidance establishing a framework for measuring fair-value and expanding disclosures regarding fair-value measurements related to financial instruments. The guidance applies to reported balances that are required or permitted to be measured at fair-value under existing accounting pronouncements; accordingly, the guidance does not require any new fair-value measurements of reported balances. On January 1, 2009, we adopted this guidance for non-financial instruments subject to this pronouncement.

The guidance emphasizes that fair-value is a market-based measurement, not an entity-specific measurement. Therefore, a fair-value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair-value measurements, a fair-value hierarchy is established that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair-value measurement is based on inputs from different levels of the fair-value hierarchy, the level in the fair-value hierarchy within which the entire fair-value measurement falls is based on the lowest level input that is significant to the fair-value measurement in its entirety. Our assessment of the significance of a particular input to the fair-value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

(p) Income Taxes

We have elected to be treated and believe that we have operated in a manner that has enabled us to qualify as a REIT for federal income tax purposes. As a REIT, we generally are not required to pay federal corporate income and excise taxes on our taxable income to the extent it is currently distributed to our stockholders.

However, qualification and taxation as a REIT depend upon our ability to meet the various qualification tests imposed under the Code, including tests related to annual operating results, asset composition, distribution levels and diversity of stock ownership. Accordingly, no assurance can be given that we have been organized or have operated or will continue to operate in a manner so as to qualify or remain qualified as a REIT. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax (including any applicable alternative minimum tax) on our taxable income at regular corporate tax rates.

Even if we qualify for taxation as a REIT, we are taxed in certain states in which we operate. Our consolidated taxable REIT subsidiaries are subject to both federal and state income taxes to the extent there is taxable income. We are also taxed in non-U.S. countries where we operate that do not recognize U.S. REITs under their respective tax laws. Accordingly, we recognize and accrue income taxes for taxable REIT subsidiaries, certain states and non-U.S. jurisdictions, as appropriate.

We assess our significant tax positions in accordance with U.S. GAAP for all open tax years and determine whether we have any material unrecognized liabilities from uncertain tax benefits. If a tax position is not considered "more-likely-than-not" to be sustained solely on its technical merits, no benefits of the tax position are to be recognized (for financial statement purposes). As of December 31, 2009, we have no liabilities for uncertain tax positions. We classify interest and penalties on tax liabilities from significant uncertain tax positions as interest expense and operating expense, respectively, in our consolidated statements of operations. For the years ended December 31, 2009, 2008 and 2007, we had no such interest or penalties.

See Note 7 for further discussion on income taxes.

(q) Presentation of Transactional-based Taxes

We account for transactional-based taxes, such as value added tax, or VAT, for our international properties on a net basis.

(r) Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. The excess of rents recognized over amounts contractually due pursuant to the underlying leases is included in deferred rent in the accompanying consolidated balance sheets and contractually due but unpaid rents are included in accounts and other receivables.

Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred. Lease termination fees, which are included in other income in the accompanying statements of operations, are recognized over the new remaining term of the lease, effective as of the date the lease modification is finalized, and assuming collection is probable.

A provision for loss is made if the collection of the receivable balances related to contractual rent, rent recorded on a straight-line basis, tenant reimbursements and lease termination fees are considered to be doubtful.

(s) Asset Retirement Obligations

We record accruals for estimated retirement obligations as required by current accounting guidance. The amount of asset retirement obligations relates primarily to estimated asbestos removal costs at the end of the economic life of properties that were built before 1984. As of December 31, 2009 and 2008, the amount included in accounts payable and other accrued liabilities on our consolidated balance sheets was approximately  $1.3 million and  $1.5 million, respectively, and the equivalent asset is recorded at  $1.2 million and  $1.3 million, respectively, net of accumulated depreciation.

(t) Discontinued Operations

Discontinued operations represent a component of an entity that has either been disposed of or is classified as held for sale if both the operations and cash flows of the component have been or will be eliminated from ongoing operations of the entity as a result of the disposal transaction and the entity will not have any significant continuing involvement in the operations of the component after the disposal transaction. Current accounting guidance provides that the assets and liabilities of the component of the entity that has been classified as discontinued operations be presented separately in the entity's balance sheet. The results of operations of the component of the entity that has been classified as discontinued operations are also reported as discontinued operations for all periods presented. A property is classified as held for sale when certain criteria, as outlined in the current accounting guidance, are met. At such time, depreciation is no longer recognized. Assets held for sale are reported at the lower of their carrying amount or their estimated fair value less the estimated costs to sell the assets. The results of operations of assets held for sale are reported as discontinued operations. As of December 31, 2009 and 2008, no assets were held for sale. During 2007, we sold 100 Technology Center Drive and 4055 Valley View Lane and accounted for these properties as discontinued operations in the accompanying consolidated statements of operations.

(u) Management's Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates made. On an on-going basis, we evaluate our estimates, including those related to acquiring, developing and assessing the carrying values of our real estate properties, accrued liabilities, performance-based equity compensation plans, and qualification as a REIT. We base our estimates on historical experience, current market conditions, and various other assumptions that are believed to be reasonable under the circumstances. Actual results may vary from those estimates and those estimates could vary under different assumptions or conditions.

(v) Other Newly Adopted Significant Accounting Policies

On January 1, 2009, we adopted new accounting guidance, which requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's nonconvertible debt borrowing rate. The equity component of the convertible debt is included in the additional paid-in capital section of stockholders' equity and the value of the equity component is treated as original issue discount for purposes of accounting for the debt component of the debt security. The resulting debt discount will be accreted as additional interest expense over the non-cancellable term of the instrument. Retrospective application was required and has been reflected in all periods presented herein and was previously reported in a previous filing on Form 8-K in 2009.

Our 2006 Debentures were impacted by the new accounting guidance. Upon the original issuance of this debt instrument in 2006, the Company recorded the debentures as a liability in accordance with applicable accounting standards at that time. To adopt the new accounting guidance, effective January 1, 2009, the Company estimated the fair value, as of the date of issuance, of its exchangeable senior debentures as if the instrument was issued without the exchange option. The difference between the fair value and the principal amount of the debt instrument was  $18.9 million. This amount was retrospectively recorded as a debt discount and as a component of equity as of the issuance date in August 2006. The discount is being amortized over the expected five-year life of the debentures resulting in non-cash increase to interest expense in historical and future periods.

On January 1, 2009, we adopted new accounting guidance which clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as a separate component of equity in the consolidated financial statements. The new guidance also requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest and requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. In addition, it establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that does not result in deconsolidation and requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. As a result of the issuance of the new guidance, if noncontrolling interests are determined to be redeemable, they are to be carried at their redemption value as of the balance sheet date and reported as temporary equity. The new guidance on noncontrolling interests was required to be applied prospectively after adoption, with the exception of the presentation and disclosure requirements, which were applied retrospectively for all periods presented. As a result, we reclassified noncontrolling interests to permanent equity in the accompanying consolidated balance sheets for all periods presented. In subsequent periods, the Company will periodically evaluate individual noncontrolling interests for the ability to continue to recognize the noncontrolling interest as permanent equity in the consolidated balance sheets. Any noncontrolling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (a) the carrying amount, or (b) its redemption value as of the end of the period in which the determination is made.

In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification) which identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of its financial statements that are presented in conformity with GAAP. Effective September 30, 2009, we have adopted the Codification, which did not have a material impact on our consolidated financial statements.

(w) Segment Information

All of our properties generate similar revenues and expenses related to tenant rent and reimbursements and operating expenses. The delivery of our products is consistent across all properties and although services are provided to a wide range of customers, the types of services provided to them are limited to a few core principles. As such, the properties in our portfolio have similar economic characteristics and the nature of the products, services provided to its customers and the method to distribute such services are consistent throughout the portfolio. Consequently, our properties qualify for aggregation into one reporting segment.

(x) Reclassifications

Certain reclassifications to prior year amounts have been made to conform to the current year presentation.

Acquisitions	6 Months Ended
Jun. 30, 2010
Acquisitions

3. Acquisitions

       We acquired the following real estate properties during the six months ended June 30, 2010:

Location	Metropolitan Area	Date Acquired	Amount (in millions)
New England Portfolio (1)	Various (1)	January 22, 2010	$375.0
1725 Comstock Street (2)	Silicon Valley	April 30, 2010	14.1
3105/3115 Alfred Street	Silicon Valley	May 24, 2010	10.0
Cateringweg 5 (3)	Amsterdam	June 17, 2010	6.4

			$405.5

(1)	The New England Portfolio consists of 55 Middlesex Turnpike, Bedford, Massachusetts and a 100% condominium interest that represents 87.5% of the square footage of 128 First Avenue, Needham, Massachusetts, both located in the Boston metropolitan area, as well as 60-80 Merritt Boulevard, Trumbull, Connecticut, located in the New York Metro area. The New England Portfolio is considered three properties for our property count.
(2)	As part of the acquisition, we have agreed with the seller to remit an earnout payment based on leasing activities in the building. The purchase price includes an accrual of $4.3 million, which is the estimated fair value of the contingent purchase price per the agreement. As of June 30, 2010, the entire building was leased. The final payment to the seller of approximately $4.3 million was made in July 2010 to fully settle the contingent purchase price amount.
(3)	A land parcel subject to a ground lease along with a vacant shell building.

       The New England Portfolio's aggregate acquisition amounts were allocated as follows:  $21.2 million to land,  $323.0 million to buildings and improvements,  $2.2 million to tenant improvements,  $55.0 million to identified intangible assets and  $26.4 million to identified intangible liabilities. There was no contingent consideration associated with the acquisition.

       Operating revenues of  $17.4 million and operating income of  $5.0 million for the New England Portfolio are included in the condensed consolidated income statement for the three months ended June 30, 2010 and operating revenues of  $30.5 million and operating income of  $9.0 for the six months ended June 30, 2010.

       On July 13, 2010, we completed the acquisition of a five-property datacenter portfolio located in California, Arizona and Virginia, which we refer to as the 365 Main Portfolio. The purchase price was approximately  $725.0 million and was funded with proceeds from our common stock offering in June 2010 and notes offering in July 2010 along with borrowings under our revolving credit facility. The 365 Main Portfolio comprises a total of approximately 919,000 square feet.

       We will account for this acquisition under current purchase accounting guidance, and will include the 365 Main Portfolio's results of operations in our consolidated financial statements beginning on July 13, 2010, the acquisition date. Under current purchase accounting guidance, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting primarily of land, building and tenant improvements, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, other value of in-place leases, value of tenant relationships and acquired ground leases, based in each case on their fair values. Given the recent date on which we acquired the 365 Main Portfolio, we are unable to provide the acquisition date fair value of assets acquired. Accordingly, we are also unable to provide a qualitative description of the factors that make up identified intangible assets and liabilities to be recognized, if any, such as above-market and below-market lease values, in-place lease value and tenant relationship value.

       The pro forma operating revenues and operating income of the combined entity, including the New England Portfolio and the 365 Main Portfolio had the acquisitions taken place on January 1, 2010 for the three and six months ended June 30, 2010, or January 1, 2009 for the three and six months ended June 30, 2009 are as follows:

	Three months ended		Six months ended
	Operating Revenues	Operating Income	Operating Revenues	Operating Income
	(in millions)		(in millions)
Supplemental pro forma for the periods ended June 30, 2010 (1)	$229.4	$61.7	$457.3	$126.0
Supplemental pro forma for the periods ended June 30, 2009 (1)	202.0	53.9	396.9	102.9

(1)

These unaudited pro forma results do not purport to be indicative of what operating results would have been had the acquisitions occurred on January 1, 2010 or January 1, 2009, and may not be indicative of future operating results.

Investment in Real Estate	12 Months Ended
Dec. 31, 2009
Investment in Real Estate

3. Investment in Real Estate

	As of December 31, 2009
Property Type	Land	Ground Lease	Building and Improvements(1)	Tenant Improvements	Accumulated Depreciation and Amortization	Net Investment in Properties
Internet Gateway Datacenters	$84,603	$—	$1,007,658	$81,981	$(188,880)	$985,362
Corporate Datacenters	245,753	1,290	1,786,799	176,575	(241,818)	1,968,599
Technology Manufacturing	24,811	1,477	70,166	5,938	(16,097)	86,295
Technology Office	25,431	—	58,156	7,968	(12,214)	79,341
Other	2,165	—	29,551	—	(512)	31,204

	$382,763	$2,767	$2,952,330	$272,462	$(459,521)	$3,150,801

	As of December 31, 2008
Property Type	Land	Ground Lease	Building and Improvements(1)	Tenant Improvements	Accumulated Depreciation and Amortization	Net Investment in Properties
Internet Gateway Datacenters	$84,663	$—	$876,148	$78,525	$(130,737)	$908,599
Corporate Datacenters	186,388	1,256	1,429,808	163,387	(148,688)	1,632,151
Technology Manufacturing	24,401	1,477	67,670	5,938	(13,599)	85,887
Technology Office	18,701	—	51,183	7,968	(9,480)	68,372
Other	2,165	—	43,021	—	(456)	44,730

	$316,318	$2,733	$2,467,830	$255,818	$(302,960)	$2,739,739

(1)	Balances related to construction in progress, without the proportionate acquisition cost of land and property, the construction cost amounted to $82.4 million, or $113.3 million including construction accruals and other capitalized costs, and $164.9 million, or $244.5 million including construction accruals and other capitalized costs, as of December 31, 2009 and 2008, respectively. Including the proportionate acquisition cost of land and property, the amounts are $156.5 million, or $187.5 million including construction accruals and other capitalized costs, and $327.7 million, or $407.4 million including construction accruals and other capitalized costs, as of December 31, 2009 and 2008, respectively. These amounts, without the proportionate acquisition cost of land and property, included within building and improvements, are primarily related to construction on datacenters.

We made the following acquisitions of real estate properties during the years ended December 31, 2009 and 2008:

Location	Metropolitan Area	Date Acquired	Amount (in millions)
Loudoun Exchange II(1)	Northern Virginia	May 15, 2009	20.3
Digital Realty Trust Datacenter Park—Dallas(2)	Dallas	September 11, 2009	33.6
444 Toyama Drive	Silicon Valley	September 25, 2009	17.5
1350 Duane Avenue/3080 Raymond Street(3)	Silicon Valley	October 30, 2009	90.5
Nokes Boulevard / Beaumeade Circle(4)	Northern Virginia	December 17, 2009	63.3

Total Acquisitions—Year Ended December 31, 2009			$225.2

365 South Randolphville Road	New York	February 14, 2008	$20.2
701 & 717 Leonard Street(5)	Dallas	May 13, 2008	12.0
650 Randolph Road	New York	June 13, 2008	10.7
Manchester Technopark Plot C1, Birley Fields	Manchester	June 20, 2008	23.3
1201 Comstock Street(6)	Silicon Valley	June 30, 2008	1.9
7505 Mason King Court	Northern Virginia	November 20, 2008	10.5

Total Acquisitions—Year Ended December 31, 2008			$78.6

(1)	Represents vacant land which is not included in our operating property count.
(2)	In September 2009, we made an initial cash contribution of $1.9 million to a joint venture formed to own and redevelop Digital Realty Trust Datacenter Park—Dallas. The other member contributed seven vacant buildings with an estimated market value of $33.6 million and a third-party non-recourse loan secured by these properties of $17.0 million. We are committed to make an additional $22.9 million of capital contributions needed to fund the redevelopment project. We have determined that the joint venture is a variable interest entity and we are the primary beneficiary. As a result, we have consolidated the joint venture and presented the member interests not owned by us of $16.6 million as noncontrolling interests in consolidated joint venture. For operating property count purposes, we consider this to be one property.
(3)	Includes the assumption of a $52.8 million loan.
(4)	A two-property data center portfolio consisting of four buildings located at 21561 and 21571 Beaumeade Circle in Ashburn, Virginia and 45901 and 45905 Nokes Boulevard in Sterling, Virginia, as well as certain vacant real property located at 21551 Beaumeade Circle in Ashburn, Virginia.
(5)	Acquisition of a parking garage adjacent to one of our properties in Dallas, Texas. The parking garage is not included in our property count.
(6)	Represents the amount to acquire a 50% interest in a joint venture that owns this above building. Since we control the joint venture, we have consolidated the joint venture in the accompanying consolidated financial statements. Upon consolidation, we included total assets of $3.8 million and noncontrolling interests of $1.9 million.

On January 22, 2010, we completed the acquisition of a three-property datacenter portfolio located in Massachusetts and Connecticut, which we refer to as the New England Portfolio. The purchase price was approximately  $375.0 million and was funded with borrowings under our revolving credit facility. The New England Portfolio comprises a total of approximately 550,290 square feet.

We will account for this acquisition under current purchase accounting guidance, and will include the New England Portfolio's results of operations in our consolidated financial statements beginning on January 22, 2010, the acquisition date. Under current purchase accounting guidance, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting primarily of land, building and tenant improvements, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, other value of in-place leases, value of tenant relationships and acquired ground leases, based in each case on their fair values. Given the recent date on which we acquired the New England Portfolio, we are unable to provide the acquisition date fair value of assets acquired. Accordingly, we are also unable to provide a qualitative description of the factors that make up identified intangible assets and liabilities to be recognized, if any, such as above-market and below-market lease values, in-place lease value and tenant relationship value. The presentation of supplemental pro forma financial information requires an assessment of pro forma adjustments to arrive at a fair presentation of the combined entity. Given the date we acquired the New England Portfolio, we have not yet completed our assessment of these pro forma adjustments. As such, we have not provided supplemental pro forma financial information required under current purchase accounting guidance as it is impracticable to do so.

Acquired Intangible Assets and Liabilities	6 Months Ended
Jun. 30, 2010
Acquired Intangible Assets and Liabilities

4. Acquired Intangible Assets and Liabilities

       The following summarizes our acquired intangible assets (acquired in place lease value and acquired above-market lease value) and intangible liabilities (acquired below-market lease value) as of June 30, 2010 and December 31, 2009.

	Balance as of
(Amounts in thousands)	June 30, 2010	December 31, 2009
Acquired in place lease value:
Gross amount	$421,130	$377,336
Accumulated amortization	(233,447)	(215,030)

Net	$187,683	$162,306

Acquired above market leases:
Gross amount	$71,477	$62,757
Accumulated amortization	(39,844)	(36,896)

Net	$31,633	$25,861

Acquired below market leases:
Gross amount	$170,609	$147,938
Accumulated amortization	(85,549)	(78,627)

Net	$85,060	$69,311

       Amortization of acquired below-market lease value, net of acquired above-market lease value, resulted in an increase to rental revenues of  $2.4 million and  $2.1 million for the three months ended June 30, 2010 and 2009, respectively, and  $4.7 million and  $4.3 million for the six months ended June 30, 2010 and 2009, respectively. Estimated annual amortization of acquired below-market lease value, net of acquired above-market lease value, for each of the five succeeding years, commencing January 1, 2011 is as follows:

(Amounts in thousands)
2011	$9,289
2012	6,230
2013	6,167
2014	5,434
2015	4,679

       Amortization of acquired in place lease value (a component of depreciation and amortization expense) was  $10.2 million and  $9.0 million for the three months ended June 30, 2010 and 2009, respectively, and  $20.1 million and  $18.1 million for the six months ended June 30, 2010 and 2009, respectively. Estimated annual amortization of acquired in place lease value for each of the five succeeding years, commencing January 1, 2011 is as follows:

(Amounts in thousands)
2011	$32,078
2012	27,104
2013	26,069
2014	22,447
2015	17,103

Investment in Unconsolidated Joint Venture	12 Months Ended
Dec. 31, 2009
Investment in Unconsolidated Joint Venture

4. Investment in Unconsolidated Joint Venture

As of December 31, 2009, the investment in unconsolidated joint venture consists of an effective 50% interest in a joint venture that owns a datacenter property in Seattle, Washington. Cash distributions from the joint venture are allocated pro rata among the partners based on the respective ownership interests. Following is the condensed balance sheet information for the joint venture as of December 31, 2009 and 2008 (in thousands):

	December 31,
	2009	2008
Assets
Investments in real estate, net	$36,409	$38,824
Other assets	8,877	6,199

Total assets	$45,286	$45,023

Liabilities and Equity
Mortgage loans	$110,000	$110,000
Other liabilities	7,118	6,947
Our equity	(35,696)	(35,275)
Other equity	(36,136)	(36,649)

Total liabilities and equity	$45,286	$45,023

Our investment in unconsolidated joint venture included in our consolidated balance sheet exceeds our equity presented in the joint venture's balance sheet since our purchase accounting adjustments are not pushed down to the joint venture. The difference between our investment in unconsolidated joint venture and the owners' equity account in the joint venture is principally due to the purchase accounting adjustments of  $42.1 million not pushed down to the joint venture.

Following is the condensed statement of operations information for the joint venture for the years ended December 31, 2009, 2008 and 2007 (in thousands):

	Year Ended December 31,
	2009	2008	2007
Statements of Operations:
Revenues	$28,841	$23,950	$20,396
Operating expenses	(8,700)	(8,124)	(7,039)

Net operating income	20,141	15,826	13,357
Interest and other income	11	142	418
Interest expense	(7,082)	(6,846)	(4,786)
Other expense	(76)	—	—
Loss from early extinguishment of debt	—	—	(4,346)
Depreciation and amortization	(6,301)	(5,405)	(3,802)

Net income	$6,693	$3,717	$841

Add: Historical depreciation and amortization	6,301	5,405	3,802
Net income before purchase accounting adjustments	$12,994	$9,122	$4,643
Company share of historical net income	6,497	4,561	2,275
Debt premium writeoff related to loss from early extinguishment of debt	—	—	1,544
Purchase accounting adjustments	(4,325)	(2,192)	(3,370)

Equity in earnings of unconsolidated joint venture	$2,172	$2,369	$449

Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Debt

5. Debt

A summary of outstanding indebtedness as of June 30, 2010 and December 31, 2009, respectively, is as follows (in thousands):

Properties	Interest Rate at June 30, 2010		Maturity Date		Principal Outstanding June 30, 2010		Principal Outstanding December 31, 2009
Mortgage loans:
Secured Term Debt (1)(2)	5.65%		Nov. 11, 2014		$142,810		$144,078
3 Corporate Place (2)(3)	6.72%		Aug. 1, 2011	(4)	80,000		80,000
200 Paul Avenue 1-4 (2)	5.74%		Oct. 8, 2015		76,997		77,803
2045 & 2055 LaFayette Street (2)	5.93%		Feb. 6, 2017		66,854		67,271
Mundells Roundabout	3-month GBP LIBOR + 1.20%	(5)	Nov. 30, 2013		64,002	(6)	69,154	(6)
600 West Seventh Street	5.80%		Mar. 15, 2016		54,850		55,524
34551 Ardenwood Boulevard 1-4 (2)	5.95%		Nov. 11, 2016		54,626		54,945
1100 Space Park Drive (2)	5.89%		Dec. 11, 2016		54,620		54,944
1350 Duane Avenue/3080 Raymond Street (2)	5.42%		Oct. 1, 2012		52,800		52,800
150 South First Street (2)	6.30%		Feb. 6, 2017		52,457		52,760
114 Rue Ambroise Croizat	3-month EURIBOR + 1.35%	(5)	Jan. 18, 2012		38,184	(7)	45,067	(7)
Clonshaugh Industrial Estate II (3)	3-month EURIBOR + 4.50%	(5)	Sep. 4, 2014		36,714	(7)	42,993	(7)
1500 Space Park Drive (2)	6.15%		Oct. 5, 2013		40,924		41,883
2334 Lundy Place (2)	5.96%		Nov. 11, 2016		39,728		39,960
Unit 9, Blanchardstown Corporate Park	3-month EURIBOR + 1.35%	(5)	Jan. 18, 2012		32,829	(7)	38,746	(7)
Cressex 1 (8)	5.68%		Oct. 16, 2014		27,289	(6)	29,486	(6)
6 Braham Street (3)	3-month GBP LIBOR + 0.90%	(5)	Apr. 10, 2011		18,980	(6)	20,831	(6)
1201 Comstock Street (3)	1-month LIBOR + 3.50%	(5)	Jun. 24, 2012	(4)	17,363		17,737
Datacenter Park—Dallas	5.00%		Sep. 15, 2010	(4)	17,000		17,000
Paul van Vlissingenstraat 16	3-month EURIBOR + 1.60%	(5)	Jul. 18, 2013		12,884	(7)	15,208	(7)
Chemin de l'Epinglier 2	3-month EURIBOR + 1.50%	(5)	Jul. 18, 2013		9,322	(7)	11,046	(7)
Gyroscoopweg 2E-2F (9)	3-month EURIBOR + 1.50%	(5)	Oct. 18, 2013		8,203	(7)	9,682	(7)
1125 Energy Park Drive (2)	7.62%	(10)	Mar. 1, 2032		9,132		9,203
Manchester Technopark (8)	5.68%		Oct. 16, 2014		8,302	(6)	8,970	(6)
731 East Trade Street	8.22%		Jul. 1, 2020		5,206		5,315

					1,022,076		1,062,406

Revolving credit facility	Various	(11)	Aug. 31, 2010	(4)	11,628	(12)	205,547	(12)
Unsecured senior notes—Series A	7.000%		Jul. 24, 2011		25,000		25,000
Unsecured senior notes—Series B	9.320%		Nov. 5, 2013		33,000		33,000
Unsecured senior notes—Series C	9.680%		Jan. 6, 2016		25,000		25,000
Unsecured senior notes—Series D	4.570%		Jan. 20, 2015		50,000		—
Unsecured senior notes—Series E	5.730%		Jan. 20, 2017		50,000		—
Unsecured senior notes—Series F	4.500%		Feb. 3, 2015		17,000		—
5.875% notes due 2020	5.875%		Feb. 1, 2020		500,000		—
4.125% exchangeable senior debentures due 2026	4.125%		Aug. 15, 2026	(13)	135,290		172,500
5.50% exchangeable senior debentures due 2029	5.50%		Apr. 15, 2029	(14)	266,400		266,400

Total principal outstanding					2,135,394		1,789,853
Unamortized discount on 5.875% unsecured senior notes due 2020					(8,254)		—
Unamortized discount on 4.125% exchangeable senior debentures due 2026					(3,609)		(6,666)
Unamortized premium—1125 Energy Park Drive, 731 East Trade Street, 1500 Space Park Drive and 1350 Duane Avenue/3080 Raymond Street mortgages					1,179		1,257

Total indebtedness					$2,124,710		$1,784,444

(1)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(2)	The respective borrower's assets and credit are not available to satisfy the debts and other obligations of affiliates or any other person.
(3)	The Operating Partnership or its subsidiary provides a limited recourse guarantee with respect to this loan.
(4)	Two one-year extensions are available, which we may exercise if certain conditions are met except for 1201 Comstock Street, which has a one-year extension available.
(5)	We have entered into interest rate swap or interest rate cap agreements as a cash flow hedge for interest generated by these US LIBOR, EURIBOR and GBP LIBOR based loans. See note 10 for further information.
(6)	Based on exchange rate of $1.49 to £1.00 as of June 30, 2010 and $1.61 to £1.00 as of December 31, 2009.
(7)	Based on exchange rate of $1.22 to €1.00 as of June 30, 2010 and $1.43 to €1.00 as of December 31, 2009.
(8)	These loans are also secured by a £7.8 million letter of credit. These loans are cross-collateralized by the two properties.
(9)	This loan is also secured by a €1.3 million letter of credit.
(10)	If the loan is not repaid by March 1, 2012, the interest rate increases to the greater of 9.62% or the treasury rate then in effect plus 2%.
(11)	The interest rate under our revolving credit facility equals either (i) US LIBOR, EURIBOR and GBP LIBOR (ranging from 1- to 6-month maturities) plus a margin of between 1.10% and 2.00% or (ii) the greater of (x) the base rate announced by the lender and (y) 1/2 of 1% per annum above the federal funds rate, plus a margin of between 0.100%—1.000%. In each case, the margin is based on our total leverage ratio. We incur a fee ranging from 0.125% to 0.20% for the unused portion of our unsecured revolving credit facility.
(12)	Balances as of June 30, 2010 and December 31, 2009 are as follows (balances, in thousands):

Denomination of Draw	Balance as of June 30, 2010		Weighted-average interest rate	Balance as of December 31, 2009		Weighted-average interest rate
US ( $)	$—		—	$195,500		1.34%
Euro (€)	1,227	(a)	1.56%	10,047	(a)	1.58%
British Sterling (£)	10,401	(b)	1.67%	—		—

Total	$11,628		1.66%	$205,547		1.35%

(a) Based on exchange rate of  $1.22 to €1.00 as of June 30, 2010 and  $1.43 to €1.00 as of December 31, 2009.

(b) Based on exchange rate of  $1.49 to £1.00 as of June 30, 2010.

(13)	The holders of the debentures have the right to require the Operating Partnership to repurchase the debentures in cash in whole or in part for a price of 100% of the principal amount plus accrued and unpaid interest on each of August 15, 2011, August 15, 2016 and August 15, 2021. We have the right to redeem the debentures in cash for a price of 100% of the principal amount plus accrued and unpaid interest commencing on August 18, 2011.
(14)	The holders of the debentures have the right to require the Operating Partnership to repurchase the debentures in cash in whole or in part for a price of 100% of the principal amount plus accrued and unpaid interest on each of April 15, 2014, April 15, 2019 and April 15, 2024. We have the right to redeem the debentures in cash for a price of 100% of the principal amount plus accrued and unpaid interest commencing on April 18, 2014.

       As of June 30, 2010, our revolving credit facility had a total capacity of  $750.0 million and matures in August 2010, subject to two one-year extension options exercisable by us. On June 15, 2010, we submitted notice of our intent to exercise the first such option to extend the maturity date of our revolving credit facility. Upon effectiveness of the extension, which is expected to occur in August 2010 , our revolving credit facility will be scheduled to mature in August 2011. The bank group is obligated to grant extension options provided we give proper notice, we make certain representations and warranties and no default exists under the revolving credit facility. On June 28, 2010, we completed an amendment to our revolving credit facility. The amendment to the revolving credit facility provides us with the ability to add eligible unencumbered international assets to the borrowing base in support of our outstanding unsecured debt. International assets include properties located in Canada, England, Ireland, Wales, France, Spain, the Netherlands, Singapore and Australia. Under the new amendment, international assets may comprise up to 25% of the borrowing base, with assets in Spain and Singapore limited to up to 10% of the borrowing base. As of June 30, 2010, borrowings under the revolving credit facility bore interest at a blended rate of 1.56% (Euro) and 1.67% (GBP), which are based on 1-month EURIBOR and 1-month GBP LIBOR, respectively, plus a margin of 1.10%. The revolving credit facility has a  $515.0 million sub-facility for multicurrency advances in British Pound Sterling, Canadian Dollars, Euros, and Swiss Francs. We intend to use available borrowings under the revolving credit facility to, among other things, finance the acquisition of additional properties, fund tenant improvements and capital expenditures, fund development and redevelopment activities and to provide for working capital and other corporate purposes. As of June 30, 2010, approximately  $11.6 million was drawn under this facility and  $17.2 million of letters of credit were issued.

       The credit facility contains various restrictive covenants, including limitations on our ability to incur additional indebtedness, make certain investments or merge with another company, and requirements to maintain financial coverage ratios as well as a pool of unencumbered assets. In addition, except to enable us to maintain our status as a REIT for federal income tax purposes, we are not permitted during any four consecutive fiscal quarters to make distributions with respect to common stock or other equity interests in an aggregate amount in excess of 95% of Funds From Operations, as defined, for such period, subject to certain other adjustments. As of June 30, 2010, we were in compliance with all of such covenants.

       Some of our mortgage loans are subject to prepayment lock-out periods. The terms of the following mortgage loans contain prepayment lock-out periods through the dates listed below:

Loan	Date
200 Paul Avenue 1-4	November 2010
1125 Energy Park Drive	December 2011

       During the three months ended June 30, 2010 and 2009, we capitalized interest of approximately  $2.5 million and  $2.1 million, respectively, and for the six months ended June 30, 2010 and 2009, we capitalized interest of approximately  $4.4 million and  $5.2 million, respectively.

4.125% Exchangeable Senior Debentures due 2026

       On August 15, 2006, the Operating Partnership issued  $172.5 million of its 4.125% exchangeable senior debentures due August 15, 2026 (the 2026 Debentures). Costs incurred to issue the 2026 Debentures were approximately  $5.4 million, net of the amount allocated to the equity component of the debentures. These costs are being amortized over a period of five years, which represents the estimated term of the 2026 Debentures, and are included in deferred financing costs, net in the condensed consolidated balance sheet. The 2026 Debentures are general unsecured senior obligations of the Operating Partnership, rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership and are fully and unconditionally guaranteed by us.

       Interest is payable on August 15 and February 15 of each year beginning February 15, 2007 until the maturity date of August 15, 2026. The 2026 Debentures bear interest at 4.125% per annum and contain an exchange settlement feature, which provides that the 2026 Debentures may, under certain circumstances, be exchangeable for cash (up to the principal amount of the 2026 Debentures) and, with respect to any excess exchange value, into cash, shares of our common stock or a combination of cash and shares of our common stock at an exchange rate that was initially 30.6828 shares per  $1,000 principal amount of 2026 Debentures. The exchange rate on the 2026 Debentures is subject to adjustment for certain events, including, but not limited to, certain dividends on our common stock in excess of  $0.265 per share per quarter (the "reference dividend"). Effective March 11, 2010, the exchange rate has been adjusted to 31.411 shares per  $1,000 principal amount of 2026 Debentures as a result of the aggregate dividends in excess of the reference dividend that we declared and paid on our common stock beginning with the quarter ended December 31, 2006 and through the quarter ended June 30, 2010.

       Prior to August 18, 2011, the Operating Partnership may not redeem the 2026 Debentures except to preserve our status as a REIT for U.S. federal income tax purposes. On or after August 18, 2011, at the Operating Partnership's option, the 2026 Debentures are redeemable in cash in whole or in part at 100% of the principal amount plus unpaid interest, if any, accrued to, but excluding, the redemption date, upon at least 30 days' but not more than 60 days' prior written notice to holders of the 2026 Debentures.

       The holders of the 2026 Debentures have the right to require the Operating Partnership to repurchase the 2026 Debentures in cash in whole or in part on each of August 15, 2011, August 15, 2016 and August 15, 2021, and in the event of a designated event, for a repurchase price equal to 100% of the principal amount of the 2026 Debentures plus unpaid interest, if any, accrued to, but excluding, the repurchase date. Designated events include certain merger or combination transactions, non-affiliates becoming the beneficial owner of more than 50% of the total voting power of our capital stock, a substantial turnover of our company's directors within a 12- month period and our ceasing to be the general partner of the Operating Partnership. Certain events are considered "Events of Default," which may result in the accelerated maturity of the 2026 Debentures, including a default for 30 days in payment of any installment of interest under the 2026 Debentures, a default in the payment of the principal amount or any repurchase price or redemption price due with respect to the 2026 Debentures and the Operating Partnership's failure to deliver cash or any shares of our common stock within 15 days after the due date upon an exchange of the 2026 Debentures, together with any cash due in lieu of fractional shares of our common stock.

       In addition, the 2026 Debentures are exchangeable (i) prior to July 15, 2026, during any fiscal quarter after the fiscal quarter ended September 30, 2006, if the closing sale price of the Company's common stock for 20 or more trading days in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter exceeds 130% of the exchange price in effect on the last trading day of the immediately preceding fiscal quarter, (ii) prior to July 15, 2026, during the five business day period after any five consecutive trading day period in which the average trading price per  $1,000 principal amount of 2026 Debentures was equal to or less than 98% of the product of the closing sale price of the common stock during such period, multiplied by the applicable exchange rate, (iii) if we call the 2026 Debentures for redemption and (iv) any time on or after July 15, 2026. In April 2010, we gave notice to the holders of the 2026 Debentures that the 2026 Debentures shall be exchangeable during the calendar quarter ending June 30, 2010 pursuant to (i) above. The exchange price in effect as of March 31, 2010 was  $31.84 per share. We have entered into a registration rights agreement whereby we agreed to register the shares of common stock which could be issued in the future upon exchange of the 2026 Debentures. We filed the shelf registration statement with the U.S. Securities and Exchange Commission in April 2007.

       On June 14, 2010, we entered into an agreement with an institutional holder of approximately  $37.0 million principal amount of our 2026 Debentures to exchange such debentures held by such holder for a combination of cash (approximately  $0.7 million including accrued interest) and 1,160,950 privately issued shares of our common stock. During the three months ending June 30, 2010, we also exchanged  $250,000 aggregate principal amount of the 2026 Debentures pursuant to the terms of the indenture governing the 2026 Debentures. As of June 30, 2010, the remaining  $135.3 million face amount of the 2026 Debentures remains outstanding under the original terms. We recorded a loss on exchange of approximately  $1.5 million for the three and six months ended June 30, 2010 determined based on the amount of the inducement paid of approximately  $0.2 million plus the excess of the fair value of the 2026 Debentures at the exchange date over the carrying value of the exchanged 2026 Debentures along with a write off of a pro rata portion of the associated debt discount on the 2026 Debentures and deferred financing costs. This loss is reported as a loss on early extinguishment of debt in the condensed consolidated income statements.

       The following table provides additional information about the 2026 Debentures as of the date presented pursuant to requirements under U.S. GAAP for convertible debt instruments that require the principal amount to be settled in cash upon conversion:

	4.125% Exchangeable Senior Debentures due 2026
( $ and shares in thousands, except exchange price)	June 30, 2010	December 31, 2009
Carrying amount of the equity component	$14,337	$18,280
Principal amount of the liability component	$135,290	$172,500
Unamortized discount of the liability component	$3,609	$6,666
Net carrying amount of the liability component	$131,681	$165,834
Remaining amortization period of discount	13 months	19 months
Exchange price	$31.84	$32.22
Number of shares to be issued upon exchange (a)	1,904	1,923
The amount by which the if-exchanged value exceeds the principal amount (b)	$109,827	$96,693
Effective interest rate on liability component	6.75%	6.75%
Non-cash interest cost recognized for the six-month period ended	$2,067	$1,933	(b)
Coupon rate interest cost recognized for the six-month period ended	$3,490	$3,558	(b)

(a)	In accordance with accounting guidance on convertible debt instruments that requires the principal amount to be settled in cash upon conversion, we are required to disclose the exchange price and the number of shares on which the aggregate consideration to be delivered upon exchange is determined (principal plus excess value). The 2026 Debentures require the entire principal amount to be settled in cash, and at our option, any excess value above the principal amount may be settled in cash and/or common shares. Based on the June 30, 2010 and December 31, 2009 closing share prices of our common shares and the exchange prices in the table above, the excess value was approximately $109.8 million and $96.7 million, respectively; accordingly, approximately 1.9 million common shares would be issued if the 2026 Debentures were settled on these dates and we elected to settle the excess value in shares of our common stock.
(b)	Amounts are for the six months ended June 30, 2009.

5.50% Exchangeable Senior Debentures due 2029

       On April 20, 2009, the Operating Partnership issued  $266.4 million of its 5.50% exchangeable senior debentures due April 15, 2029 (the 2029 Debentures). Costs incurred to issue the 2029 Debentures were approximately  $7.8 million. These costs are being amortized over a period of five years, which represents the estimated term of the 2029 Debentures, and are included in deferred financing costs, net in the condensed consolidated balance sheet. The 2029 Debentures are general unsecured senior obligations of the Operating Partnership, rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership and are fully and unconditionally guaranteed by us.

       Interest is payable on October 15 and April 15 of each year beginning October 15, 2009 until the maturity date of April 15, 2029. The 2029 Debentures bear interest at 5.50% per annum and may be exchanged for shares of our common stock at an exchange rate that was initially 23.2558 shares per  $1,000 principal amount of 2029 Debentures. The exchange rate on the 2029 Debentures is subject to adjustment for certain events, including, but not limited to, certain dividends on our common stock in excess of  $0.33 per share per quarter (the "reference dividend"). Due to the fact that the exchange feature for the 2029 Debentures must be settled in the common stock of the Company, new accounting guidance on convertible debt instruments that requires the principal amount to be settled in cash upon conversion does not apply.

       Prior to April 18, 2014, the Operating Partnership may not redeem the 2029 Debentures except to preserve our status as a REIT for U.S. federal income tax purposes. On or after April 18, 2014, at the Operating Partnership's option, the 2029 Debentures are redeemable in cash in whole or in part at 100% of the principal amount plus unpaid interest, if any, accrued to, but excluding, the redemption date, upon at least 30 days' but not more than 60 days' prior written notice to holders of the 2029 Debentures.

       The holders of the 2029 Debentures have the right to require the Operating Partnership to repurchase the 2029 Debentures in cash in whole or in part on each of April 15, 2014, April 15, 2019 and April 15, 2024, and in the event of a designated event, for a repurchase price equal to 100% of the principal amount of the 2029 Debentures plus unpaid interest, if any, accrued to, but excluding, the repurchase date. Designated events include certain merger or combination transactions, non-affiliates becoming the beneficial owner of more than 50% of the total voting power of our capital stock, a substantial turnover of our company's directors within a 12-month period without the approval of existing members and our ceasing to be the general partner of the Operating Partnership. Certain events are considered "Events of Default," which may result in the accelerated maturity of the 2029 Debentures, including a default for 30 days in payment of any installment of interest under the 2029 Debentures, a default in the payment of the principal amount or any repurchase price or redemption price due with respect to the 2029 Debentures and the Operating Partnership's failure to deliver shares of our common stock within 15 days after the due date upon an exchange of the 2029 Debentures, together with any cash due in lieu of fractional shares of our common stock.

       We have entered into a registration rights agreement whereby we must register the shares of common stock which could be issued in the future upon exchange of the 2029 Debentures. We filed the shelf registration statement with the U.S. Securities and Exchange Commission in December 2009.

5.875% Notes due 2020

        On January 28, 2010, the Operating Partnership issued  $500.0 million aggregate principal amount of notes, maturing on February 1, 2020 with an interest rate of 5.875% per annum (the 2020 Notes). The purchase price paid by the initial purchasers was 98.296% of the principal amount. The 2020 Notes are general unsecured senior obligations of the Operating Partnership, rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership, rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership and are fully and unconditionally guaranteed by us. Interest on the 2020 Notes is payable on February 1 and August 1 of each year, beginning on August 1, 2010. The net proceeds from the offering after deducting the original issue discount of approximately  $8.5 million and underwriting commissions and expenses of approximately  $4.4 million was approximately  $487.1 million. We used the net proceeds from the offering to temporarily repay our borrowings under our revolving credit facility, fund development and redevelopment opportunities and for general corporate purposes. The 2020 Notes have been reflected net of discount in the condensed consolidated balance sheet.

       The indenture governing the 2020 Notes contains certain negative covenants, including (1) a leverage ratio not to exceed 60%, (2) a secured debt leverage ratio not to exceed 40% and (3) an interest coverage ratio of greater than 1.50, and also requires us to maintain total unencumbered assets of not less than 150% of the aggregate principal amount of unsecured debt. At June 30, 2010, we were in compliance with each of these financial restrictions and requirements.

       We have entered into a registration rights agreement whereby the Operating Partnership must register notes to be issued in an exchange offer for the 2020 Notes. If the Operating Partnership does not fulfill certain of its obligations under the registration rights agreement, it will be required to pay liquidated damages to the holders of the 2020 Notes. No separate contingent obligation has been recorded as no liquidated damages have become probable. We filed a registration statement with the U.S. Securities and Exchange Commission in June 2010 in connection with the exchange offer, which registration statement is not yet effective.

Unsecured Senior Notes

       On January 20, 2010, the Operating Partnership closed the sale of  $100.0 million aggregate principal amount of its senior unsecured term notes to Prudential Investment Management, Inc. and certain of its affiliates, or, collectively, Prudential, pursuant to the Prudential shelf facility. The notes were issued in two series referred to as the series D and series E notes. The series D notes have a principal amount of  $50.0 million, an interest-only rate of 4.57% per annum and a five-year maturity, and the series E notes have a principal amount of  $50.0 million, an interest-only rate of 5.73% per annum and a seven-year maturity. On February 3, 2010, the Operating Partnership closed the sale of an additional  $17.0 million aggregate principal amount of its senior unsecured term notes, which we refer to as the series F notes, to Prudential pursuant to the Prudential shelf facility. The series F notes have an interest-only rate of 4.50% per annum and a five-year maturity. We used the proceeds of the series D, series E and series F notes to fund acquisitions, to temporarily repay borrowings under our revolving credit facility, to fund working capital and for general corporate purposes. As of June 30, 2010 and December 31, 2009, there was  $200.0 million and  $83.0 million of unsecured senior notes outstanding, respectively.

       The table below summarizes our debt maturities and principal payments as of June 30, 2010 (in thousands):

	Revolving Credit Facility (1)	Unsecured Senior Notes	5.875% Notes due 2020	Mortgage Loans (2)	Exchangeable Senior Debentures		Total Debt
Remainder of 2010	$11,628	$—	$—	$24,059	$—		$35,687
2011	—	25,000	—	113,450	135,290	(3)	273,740
2012	—	—	—	151,783	—		151,783
2013	—	33,000	—	140,392	—		173,392
2014	—	—	—	211,858	266,400	(4)	478,258
Thereafter	—	142,000	500,000	380,534	—		1,022,534

Subtotal	$11,628	$200,000	$500,000	$1,022,076	$401,690		$2,135,394
Unamortized discount	—	—	(8,254)	—	(3,609)		(11,863)
Unamortized premium	—	—	—	1,179	—		1,179

Total	$11,628	$200,000	$491,746	$1,023,255	$398,081		$2,124,710

(1)

Subject to two one-year extension options exercisable by us, the first of which was exercised on June 15, 2010. Upon effectiveness of the extension, which is expected to occur in August 2010 , our revolving credit facility will be scheduled to mature in August 2011. The bank group is obligated to grant extension options provided we give proper notice, we make certain representations and warranties and no default exists under the revolving credit facility.

(2)

Our mortgage loans are generally non-recourse to us, subject to carve outs for specified actions by us or specified undisclosed environmental liabilities. As of June 30, 2010, we had provided limited recourse guarantees with respect to approximately  $153.1 million principal amount of the outstanding mortgage indebtedness, and partial letter of credit support with respect to approximately an additional  $43.8 million of the outstanding mortgage indebtedness.

(3)	Assumes maturity of the 2026 Debentures at first redemption date in August 2011.
(4)	Assumes maturity of the 2029 Debentures at first redemption date in April 2014.

5. Debt

A summary of outstanding indebtedness as of December 31, 2009 and 2008 is as follows (in thousands):

Properties	Interest Rate at December 31, 2009	Maturity Date		Principal Outstanding December 31, 2009		Principal Outstanding December 31, 2008
Mortgage loans:
Secured Term Debt(1)(2)	5.65%	Nov. 11, 2014		$144,078		$146,486
350 East Cermak Road(2)	1-month LIBOR + 2.20%(3)(7)	Jun. 9, 2009		—		96,573
3 Corporate Place(2)	6.72%	Aug. 1, 2011	(4)	80,000		80,000
200 Paul Avenue 1-4(2)	5.74%	Oct. 8, 2015		77,803		79,336
2045 & 2055 LaFayette Street(2)	5.93%	Feb. 6, 2017		67,271		68,000
Mundells Roundabout	3-month GBP LIBOR + 1.20%(7)	Nov. 30, 2013		69,154	(9)	—
600 West Seventh Street	5.80%	Mar. 15, 2016		55,524		56,814
2323 Bryan Street(2)	6.04%	Nov. 6, 2009		—	(5)	55,048
34551 Ardenwood Boulevard 1-4(2)	5.95%	Nov. 11, 2016		54,945		55,000
1100 Space Park Drive(2)	5.89%	Dec. 11, 2016		54,944		55,000
1350 Duane Avenue/3080 Raymond Street	5.42%	Oct. 1, 2012		52,800		—
150 South First Street(2)	6.30%	Feb. 6, 2017		52,760		53,288
114 Rue Ambroise Croizat(6)	3-month EURIBOR + 1.35%(7)	Jan. 18, 2012		45,067	(8)	44,564	(8)
Clonshaugh Industrial Estate II	3-month EURIBOR + 4.50%	Sep. 4, 2014		42,993	(8)	—
1500 Space Park Drive(2)	6.15%	Oct. 5, 2013		41,883		43,708
2334 Lundy Place(2)	5.96%	Nov. 11, 2016		39,960		40,000
Unit 9, Blanchardstown Corporate Park(6)	3-month EURIBOR + 1.35%(7)	Jan. 18, 2012		38,746	(8)	38,315	(8)
Cressex 1(10)	5.68%	Oct. 16, 2014		29,486	(9)	—
6 Braham Street	3-month GBP LIBOR + 0.90%(7)	Apr. 10, 2011		20,831	(9)	19,239	(9)
1201 Comstock Street	1-month LIBOR + 3.50%(7)	Jun. 24, 2012	(4)	17,737		—
Datacenter Park—Dallas	5.00%	Sep. 15, 2010	(4)	17,000		—
Paul van Vlissingenstraat 16	3-month EURIBOR + 1.60%(7)	Jul. 18, 2013		15,208	(8)	15,041	(8)
Chemin de l'Epinglier 2	3-month EURIBOR + 1.50%(7)	Jul. 18, 2013		11,046	(8)	10,923	(8)
Gyroscoopweg 2E-2F(11)	3-month EURIBOR + 1.50%(7)	Oct. 18, 2013		9,682	(8)	9,575	(8)
1125 Energy Park Drive	7.62%(12)	Mar. 1, 2032		9,203		9,335
Manchester Technopark(10)	5.68%	Oct. 16, 2014		8,970	(9)	—
731 East Trade Street	8.22%	Jul. 1, 2020		5,315		5,520

				1,062,406		981,765
Revolving credit facility	Various(12)	Aug. 31, 2010	(4)(13)	205,547	(14)	138,579	(14)
Unsecured senior notes—Series A	7.00%	Jul. 24, 2011		25,000		25,000
Unsecured senior notes—Series B	9.32%	Nov. 5, 2013		33,000		33,000
Unsecured senior notes—Series C	9.68%	Jan. 6, 2016		25,000		—
4.125% exchangeable senior debentures due 2026	4.125%	Aug. 15, 2026	(15)	172,500		172,500
5.50% exchangeable senior debentures due 2029	5.50%	Apr. 15, 2029	(16)	266,400		—
Mundells Roundabout construction loan	1-month GBP LIBOR + 1.75%	Nov. 30, 2013		—		42,374	(9)

Total principal outstanding				1,789,853		1,393,218
Unamortized discount on 4.125% exchangeable senior debentures due 2026				(6,666)		(10,599)
Unamortized premium—1125 Energy Park Drive, 731 East Trade Street, 1500 Space Park Drive and 1350 Duane Avenue/3080 Raymond Street mortgages				1,257		2,455

Total indebtedness				$1,784,444		$1,385,074

(1)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(2)	The respective borrower's assets and credit are not available to satisfy the debts and other obligations of affiliates or any other person.
(3)	This is the weighted average interest rate as of December 31, 2008. The first note, in a principal amount of $77.3 million, bears interest at a rate of 1-month LIBOR + 1.375% per annum and the second note, in a principal amount of $19.3 million, bears interest at a rate of 1-month LIBOR + 5.5% per annum. These notes were repaid in full in March 2009.
(4)	Two one-year extensions are available, which we may exercise if certain conditions are met except for 1201 Comstock Street, which has a one-year extension available.
(5)	This mortgage loan was repaid in full in August 2009.
(6)	These loans are also secured by a €4.0 million letter of credit. These loans are cross-collateralized by the two properties.
(7)	We have entered into interest rate swap or interest rate cap agreements as a cash flow hedge for interest generated by these US LIBOR, EURIBOR and GBP LIBOR based loans. See note 9 for further information.
(8)	Based on exchange rate of $1.43 to €1.00 as of December 31, 2009 and $1.40 to €1.00 as of December 31, 2008.
(9)	Based on exchange rate of $1.61 to £1.00 as of December 31, 2009 and $1.46 to £1.00 as of December 31, 2008.
(10)	These loans are also secured by a £7.8 million letter of credit. These loans are cross-collateralized by the two properties.
(11)	This loan is also secured by a €1.3 million letter of credit.
(12)	If the loan is not repaid by March 1, 2012, the interest rate increases to the greater of 9.62% or the then treasury rate plus 2%.
(13)	The interest rate under our revolving credit facility equals either (i) US LIBOR, EURIBOR and GBP LIBOR (ranging from 1- to 6-month maturities) plus a margin of between 1.10% and 2.00% or (ii) the greater of (x) the base rate announced by the lender and (y) 1/2 of 1% per annum above the federal funds rate, plus a margin of between 0.100%—1.000%. In each case, the margin is based on our total leverage ratio. We incur a fee ranging from 0.125% to 0.20% for the unused portion of our unsecured revolving credit facility.
(14)	Balances as of December 31, 2009 and 2008 are as follows (balances, in thousands):

Denomination of Draw	Balance as of December 31, 2009		Weighted-average interest rate	Balance as of December 31, 2008		Weighted- average interest rate
US ( $)	$195,500		1.34%	$92,000		1.79%
Euro (€)	10,047	(a)	1.58%	8,701	(a)	4.05%
British Sterling (£)	—		—	37,878	(b)	3.55%

Total	$205,547		1.35%	$138,579		2.41%

(a)	Based on exchange rate of $1.43 to €1.00 as of December 31, 2009 and $1.40 to €1.00 as of December 31, 2008.
(b)	Based on exchange rate of $1.61 to £1.00 as of December 31, 2009 and $1.46 to £1.00 as of December 31, 2008.
(15)	The holders of the debentures have the right to require the Operating Partnership to repurchase the debentures in cash in whole or in part for a price of 100% of the principal amount plus accrued and unpaid interest on each of August 15, 2011, August 15, 2016 and August 15, 2021. We have the right to redeem the debentures in cash for a price of 100% of the principal amount plus accrued and unpaid interest commencing on August 18, 2011.
(16)	The holders of the debentures have the right to require the Operating Partnership to repurchase the debentures in cash in whole or in part for a price of 100% of the principal amount plus accrued and unpaid interest on each of April 15, 2014, April 15, 2019 and April 15, 2024. We have the right to redeem the debentures in cash for a price of 100% of the principal amount plus accrued and unpaid interest commencing on April 18, 2014.

Net loss from early extinguishment of debt related to prepayment costs and unamortized deferred financing costs written off when we prepaid the related loans or terminated the related loan facility. In 2008, we terminated the construction facility related to 3 Corporate Place.

As of December 31, 2009, principal payments due for our borrowings are as follows (in thousands):

2010	$236,875
2011	312,766
2012	163,770
2013	183,619
2014	487,247
Thereafter	405,576

Total	$1,789,853

As of December 31, 2009, our revolving credit facility had a total capacity of  $750.0 million and matures in August 2010, subject to two one-year extension options exercisable by us. The bank group is obligated to grant extension options provided we give proper notice, we make certain representations and warranties and no default exists under the revolving credit facility. As of December 31, 2009, borrowings under the revolving credit facility bore interest at a blended rate of 1.34% (US Dollar), and 1.58% (Euro), which are based on 1-month US LIBOR and 1-month EURIBOR, respectively, plus a margin of 1.10%. The margin can range from 1.10% to 2.00%, depending on our Operating Partnership's total overall leverage. The revolving credit facility has a  $515.0 million sub-facility for multicurrency advances in British Pound, Canadian Dollars, Euros, and Swiss Francs. We intend to use available borrowings under the revolving credit facility to, among other things, finance the acquisition of additional properties, fund tenant improvements and capital expenditures, fund development and redevelopment activities and to provide for working capital and other corporate purposes. As of December 31, 2009, approximately  $205.5 million was drawn under this facility, and  $22.6 million of letters of credit were issued.

The credit facility contains various restrictive covenants, including limitations on our ability to incur additional indebtedness, make certain investments or merge with another company, and requirements to maintain financial coverage ratios as well as a pool of unencumbered assets. In addition, except to enable us to maintain our status as a REIT for federal income tax purposes, we are not permitted during any four consecutive fiscal quarters to make distributions with respect to common stock or other equity interests in an aggregate amount in excess of 95% of Funds From Operations, as defined, for such period, subject to certain other adjustments. As of December 31, 2009, we were in compliance with all of such covenants.

Some of our mortgage loans are subject to prepayment lock-out periods. The terms of the following mortgage loans contain prepayment lock-out periods through the dates listed below:

Loan	Date
200 Paul Avenue 1-4	November 2010
1125 Energy Park Drive	December 2011

4.125% Exchangeable Senior Debentures due 2026

On August 15, 2006, the Operating Partnership issued  $172.5 million of its 4.125% exchangeable senior debentures due August 15, 2026 (the 2006 Debentures). Costs incurred to issue the 2006 Debentures were approximately  $5.4 million, net of the amount allocated to the equity component of the debentures. These costs are being amortized over a period of five years, which represents the estimated term of the 2006 Debentures, and are included in deferred financing costs, net in the consolidated balance sheet. The 2006 Debentures are general unsecured senior obligations of the Operating Partnership and rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership.

Interest is payable on August 15 and February 15 of each year beginning February 15, 2007 until the maturity date of August 15, 2026. The 2006 Debentures bear interest at 4.125% per annum and contain an exchange settlement feature, which provides that the 2006 Debentures may, under certain circumstances, be exchangeable for cash (up to the principal amount of the 2006 Debentures) and, with respect to any excess exchange value, into cash, shares of our common stock or a combination of cash and shares of our common stock at an exchange rate that was initially 30.6828 shares per  $1,000 principal amount of 2006 Debentures. The exchange rate on the 2006 Debentures is subject to adjustment for certain events, including, but not limited to, certain dividends on our common stock in excess of  $0.265 per share per quarter (the "reference dividend"). Effective March 12, 2009, the exchange rate has been adjusted to 31.0370 shares per  $1,000 principal amount of 2006 Debentures as a result of the aggregate dividends in excess of the reference dividend that we declared and paid on our common beginning with the quarter ended December 31, 2006 and through the quarter ended March 31, 2009.

Prior to August 18, 2011, the Operating Partnership may not redeem the 2006 Debentures except to preserve its status as a REIT for U.S. federal income tax purposes. On or after August 18, 2011, at the Operating Partnership's option, the 2006 Debentures are redeemable in cash in whole or in part at 100% of the principal amount plus unpaid interest, if any, accrued to, but excluding, the redemption date, upon at least 30 days' but not more than 60 days' prior written notice to holders of the 2006 Debentures.

The holders of the 2006 Debentures have the right to require the Operating Partnership to repurchase the 2006 Debentures in cash in whole or in part on each of August 15, 2011, August 15, 2016 and August 15, 2021, and in the event of a designated event, for a repurchase price equal to 100% of the principal amount of the 2006 Debentures plus unpaid interest, if any, accrued to, but excluding, the repurchase date. Designated events include certain merger or combination transactions, non-affiliates becoming the beneficial owner of more than 50% of the total voting power of our capital stock, a substantial turnover of our company's directors within a 12- month period and our ceasing to be the general partner of the Operating Partnership. Certain events are considered "Events of Default," which may result in the accelerated maturity of the 2006 Debentures, including a default for 30 days in payment of any installment of interest under the 2006 Debentures, a default in the payment of the principal amount or any repurchase price or redemption price due with respect to the 2006 Debentures and the Operating Partnership's failure to deliver cash or any shares of our common stock within 15 days after the due date upon an exchange of the 2006 Debentures, together with any cash due in lieu of fractional shares of our common stock.

In addition, the 2006 Debentures are exchangeable (i) prior to July 15, 2026, during any fiscal quarter after the fiscal quarter ended September 30, 2006, if the closing sale price of the Company's common stock for 20 or more trading days in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter exceeds 130% of the exchange price in effect on the last trading day of the immediately preceding fiscal quarter, (ii) prior to July 15, 2026, during the five business day period after any five consecutive trading day period in which the average trading price per  $1,000 principal amount of 2006 Debentures was equal to or less than 98% of the product of the closing sale price of the common stock during such period, multiplied by the applicable exchange rate, (iii) if we call the 2006 Debentures for redemption and (iv) any time on or after July 15, 2026.

We have entered into a registration rights agreement whereby we agreed to register the shares of common stock which could be issued in the future upon exchange of the 2006 Debentures. We filed the shelf registration statement with the U.S. Securities and Exchange Commission in April 2007.

The following table provides additional information about the 2006 Debentures as of the date presented pursuant to requirements under new accounting guidance on convertible debt instruments that requires the principal amount to be settled in cash upon conversion:

	4.125% Exchangeable Senior Debentures due 2026
( $ and shares in thousands, except exchange price)	December 31, 2009	December 31, 2008
Carrying amount of the equity component	$18,280	$18,280
Principal amount of the liability component	$172,500	$172,500
Unamortized discount of the liability component	$6,666	$10,599
Net carrying amount of the liability component	$165,834	$161,901
Remaining amortization period of discount	19 months		(a)
Exchange price	$32.22		(a)
Number of shares to be issued upon exchange(b)	1,923		(a)
The amount by which the if-exchanged value exceeds the principal amount(b)	$96,693		(a)
Effective interest rate on liability component	6.75%		(a)
Non-cash interest cost recognized for the year ended	$3,933		(a)
Coupon rate interest cost recognized for the year ended	$7,116		(a)

(a)	Data not required by new accounting guidance on convertible debt instruments that requires the principal amount to be settled in cash upon conversion.
(b)	In accordance with new accounting guidance on convertible debt instruments that requires the principal amount to be settled in cash upon conversion, we are required to disclose the exchange price and the number of shares on which the aggregate consideration to be delivered upon exchange is determined (principal plus excess value). Our exchangeable senior debentures require the entire principal amount to be settled in cash, and at our option, any excess value above the principal amount may be settled in cash or common shares. Based on the December 31, 2009 closing share price of our common shares and the conversion price in the table above, the excess value was approximately $96.7 million; accordingly, approximately 1.9 million common shares would be issued if these Debentures were settled on this date and we elected to settle the excess value in shares of our common stock.

5.50% Exchangeable Senior Debentures due 2029

On April 20, 2009, the Operating Partnership issued  $266.4 million of its 5.50% exchangeable senior debentures due April 15, 2029 (the 2009 Debentures). Costs incurred to issue the 2009 Debentures were approximately  $7.8 million. These costs are being amortized over a period of five years, which represents the estimated term of the 2009 Debentures, and are included in deferred financing costs, net in the consolidated balance sheet. The 2009 Debentures are general unsecured senior obligations of the Operating Partnership and rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership.

Interest is payable on October 15 and April 15 of each year beginning October 15, 2009 until the maturity date of April 15, 2029. The 2009 Debentures bear interest at 5.50% per annum and may be exchanged for shares of our common stock at an exchange rate that was initially 23.2558 shares per  $1,000 principal amount of 2009 Debentures. The exchange rate on the 2009 Debentures is subject to adjustment for certain events, including, but not limited to, certain dividends on our common stock in excess of  $0.33 per share per quarter (the "reference dividend"). Due to the fact that the exchange feature for the 2009 Debentures must be settled in the common stock of the Company, new accounting guidance on convertible debt instruments that requires the principal amount to be settled in cash upon conversion does not apply.

Prior to April 18, 2014, the Operating Partnership may not redeem the 2009 Debentures except to preserve its status as a REIT for U.S. federal income tax purposes. On or after April 18, 2014, at the Operating Partnership's option, the 2009 Debentures are redeemable in cash in whole or in part at 100% of the principal amount plus unpaid interest, if any, accrued to, but excluding, the redemption date, upon at least 30 days' but not more than 60 days' prior written notice to holders of the 2009 Debentures.

The holders of the 2009 Debentures have the right to require the Operating Partnership to repurchase the 2009 Debentures in cash in whole or in part on each of April 15, 2014, April 15, 2019 and April 15, 2024, and in the event of a designated event, for a repurchase price equal to 100% of the principal amount of the 2009 Debentures plus unpaid interest, if any, accrued to, but excluding, the repurchase date. Designated events include certain merger or combination transactions, non-affiliates becoming the beneficial owner of more than 50% of the total voting power of our capital stock, a substantial turnover of our company's directors within a 12-month period without the approval of existing members and our ceasing to be the general partner of the Operating Partnership. Certain events are considered "Events of Default," which may result in the accelerated maturity of the 2009 Debentures, including a default for 30 days in payment of any installment of interest under the 2009 Debentures, a default in the payment of the principal amount or any repurchase price or redemption price due with respect to the 2009 Debentures and the Operating Partnership's failure to deliver shares of our common stock within 15 days after the due date upon an exchange of the 2009 Debentures, together with any cash due in lieu of fractional shares of our common stock.

We have entered into a registration rights agreement whereby we must register the shares of common stock which could be issued in the future upon exchange of the 2009 Debentures. We filed the shelf registration statement with the U.S. Securities and Exchange Commission in December 2009.

Income per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Income per Share

6. Income per Share

       The following is a summary of basic and diluted income per share (in thousands, except share and per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Net income available to common stockholders	$9,091	$10,271	$23,835	$20,566

Weighted average shares outstanding—basic	80,542,329	76,121,380	79,164,167	75,416,483
Potentially dilutive common shares:
Stock options	225,931	195,699	206,803	185,826
Class C Units (2007 Grant)	154,229	—	142,747	—
Unvested incentive units	179,267	—	155,504	—
Excess exchange value of the 2026 Debentures	1,920,061	534,123	1,781,415	204,172

Weighted average shares outstanding—diluted	83,021,817	76,851,202	81,450,636	75,806,481

Income per share:
Basic	$0.11	$0.13	$0.30	$0.27

Diluted	$0.11	$0.13	$0.29	$0.27

       On or after July 15, 2026, the 2026 Debentures may be exchanged at the then-applicable exchange rate for cash (up to the principal amount of the 2026 Debentures) and, with respect to any excess exchange value, into cash, shares of our common stock or a combination of cash and shares of our common stock. The 2026 Debentures are also exchangeable prior to July 15, 2026, but only upon the occurrence of certain specified events. During the three and six months ended June 30, 2010, the weighted average common stock price exceeded the strike price as of June 30, 2010 of  $31.84. Therefore, using the treasury method, 1,920,061 and 1,781,415 shares of common stock contingently issuable upon settlement of the excess exchange value were included as potentially dilutive common shares in determining diluted earnings per share for the three and six months ended June 30, 2010, respectively. During the three and six months ended June 30, 2009, the weighted average common stock price exceeded the strike price as of June 30, 2009 of  $32.22. Therefore, using the treasury method, 534,123 and 204,172 shares of common stock contingently issuable upon settlement of the excess exchange value were included as potentially dilutive common shares in determining diluted earnings per share for the three and six months ended June 30, 2009, respectively.

       We have excluded the following potentially dilutive securities in the calculations above as they would be antidilutive or not dilutive:

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Weighted average of Operating Partnership common units not owned by us	4,964,417	5,877,187	4,874,406	5,861,814
Potentially dilutive outstanding stock options	—	514,626	5,346	514,626
Potentially dilutive 2029 Debentures	6,195,345	4,901,812	6,195,345	2,464,447
Potentially dilutive outstanding Class C Units (2007 Grant)	—	685,036	—	685,036
Potentially dilutive Series C Cumulative Convertible Preferred Stock	3,657,477	3,614,777	3,657,477	3,614,777
Potentially dilutive Series D Cumulative Convertible Preferred Stock	8,237,540	8,215,221	8,226,381	8,215,221

	23,054,779	23,808,659	22,958,955	21,355,921

6. Income per Share

The following is a summary of the elements used in calculating basic and diluted income per share (in thousands, except share and per share amounts):

	Year Ended December 31,
	2009	2008	2007
Income from continuing operations	$91,234	$67,918	$22,546
Income from continuing operations attributable to noncontrolling interests	(3,572)	(2,664)	(489)
Preferred stock dividends	(40,404)	(38,564)	(19,330)

Income from continuing operations available to common stockholders	47,258	26,690	2,727
Income from discontinued operations	—	—	19,444
Discontinued operations attributable to noncontrolling interests	—	—	(3,264)
Net income available to common stockholders	$47,258	$26,690	$18,907

Weighted average shares outstanding—basic	75,950,370	68,829,267	60,527,625

Potentially dilutive common shares:
Stock options	138,944	219,993	317,354
Class C Units (2005 Grant)	—	673,192	903,482
Excess exchange value of 2006 Debentures	931,576	713,308	824,476

Weighted average shares outstanding—diluted	77,020,890	70,435,760	62,572,937

Income per share—basic:
Income per share from continuing operations available to common stockholders	$0.62	$0.39	$0.04
Income per share from discontinued operations	—	—	$0.27

Net income per share available to common stockholders	$0.62	$0.39	$0.31

Income per share—diluted:
Income per share from continuing operations available to common stockholders	$0.61	$0.38	$0.04
Income per share from discontinued operations	—	—	0.26

Net income per share available to common stockholders	$0.61	$0.38	$0.30

On or after July 15, 2026, the 2006 Debentures may be exchanged at the then applicable exchange rate for cash (up to the principal amount of the Debentures) and, with respect to any excess exchange value, into cash, shares of our common stock or a combination of cash and shares of our common stock at an initial exchange rate of 30.6828 shares per  $1,000 principal amount of 2006 Debentures. The 2006 Debentures are also exchangeable prior to July 15, 2026, but only upon the occurrence of certain specified events. For the year ended December 31, 2009, the weighted average common stock price exceeded the current strike price of  $32.22 per share and for the years ended December 31, 2008 and 2007, the weighted average common stock price exceeded the strike price of  $32.59 per share. Therefore, using the treasury method, 931,576 and 713,308 and 824,476 shares of common stock contingently issuable upon settlement of the excess exchange value were included as potentially dilutive common shares in determining diluted earnings per share for the years ended December 31, 2009, 2008 and 2007, respectively.

We have excluded the following potentially dilutive securities in the calculations above as they would be antidilutive or not dilutive:

	Year Ended December 31,
	2009	2008	2007
Weighted average of common Operating Partnership units not owned by us	5,764,856	6,330,996	8,226,399
Potentially dilutive outstanding stock options	389,016	554,294	616,168
Potentially dilutive 2009 Debentures	4,345,228	—	—
Potentially dilutive outstanding Class C Units (2007 Grant)	685,036	750,724	750,724
Potentially dilutive Series C Cumulative Convertible Preferred Stock	3,617,214	3,614,800	3,614,800
Potentially dilutive Series D Cumulative Convertible Preferred Stock	8,215,220	7,429,882	—

	23,016,570	18,680,696	13,208,091

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Income Taxes

7. Income Taxes

       We have elected to be taxed as a REIT and believe that we have complied with the REIT requirements of the Code. As a REIT, we are generally not subject to corporate level federal income and excise taxes on taxable income to the extent it is currently distributed to our stockholders. Since inception, we have distributed 100% of our taxable income and intend to do so for the tax year ending December 31, 2010. As such, no provision for federal income taxes has been included in the accompanying interim condensed consolidated financial statements for the three and six months ended June 30, 2010 and 2009.

       As a REIT, we are subject to local and state taxes in certain states where we operate. We are also subject to foreign income taxes in countries that do not recognize U.S. REITs under their respective tax laws. Income taxes for these jurisdictions are accrued, as necessary, for the six months ended June 30, 2010 and 2009.

       We have elected taxable REIT subsidiary (TRS) status for some of our consolidated subsidiaries. In general, a TRS may provide services that would otherwise be considered impermissible for REITs and hold assets that REITs cannot hold directly. Income taxes for TRS entities are accrued, as necessary, for the three and six months ended June 30, 2010 and 2009.

       For our TRS entities and foreign subsidiaries that are subject to U.S. federal, state and foreign income taxes, deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at the enacted tax rates expected to be in effect when the temporary differences reverse. A valuation allowance for deferred tax assets is provided if we believe it is more likely than not that the deferred tax asset may not be realized. Deferred tax assets (net of valuation allowance) and liabilities for our TRS entities and foreign subsidiaries are accrued, as necessary, for the three and six months ended June 30, 2010 and 2009.

7. Income Taxes

We have elected to be taxed as a REIT and believe that we have complied with the REIT requirements of the Code. As a REIT, we are generally not subject to corporate level federal income and excise taxes on taxable income to the extent it is currently distributed to our stockholders. Since inception, we have distributed 100% of our taxable income including tax year ended December 31, 2009. As such, no provision for federal income taxes has been included in the accompanying consolidated financial statements for the years ended December 31, 2009, 2008 and 2007.

As a REIT, we are subject to local and state taxes in certain states where we operate. We are also subject to foreign income taxes in countries that do not recognize U.S. REITs under their respective tax laws. Income taxes for these jurisdictions are accrued, as necessary, for the years ended December 31, 2009, 2008 and 2007.

We have elected taxable REIT subsidiary (TRS) status for some of our consolidated subsidiaries. In general, a TRS may provide services that would otherwise be considered impermissible for REITs and hold assets that we cannot hold directly. Income taxes for TRS entities are accrued, as necessary, for the year ended December 31, 2009 and 2008. No tax provision is provided for the year ended December 31, 2007 due to taxable losses incurred.

Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Equity

8. Equity

(a) Stockholders' and Noncontrolling Interests Equity

       The following table presents a reconciliation of the carrying amount of equity for the period indicated ( $ in thousands):

	Preferred Stock	Number of Common Shares	Common Stock	Additional Paid-in Capital	Accumulated Dividends in Excess of Earnings	Accumulated Other Comprehensive Loss, net	Total Stockholders' Equity	Noncontrolling Interests in Operating Partnership	Noncontrolling Interests in Consolidated Joint Venture	Total Noncontrolling Interests	Total Equity
Balance as of December 31, 2009	$662,338	76,812,783	$766	$1,155,709	$(231,871)	$(27,947)	$1,558,995	$58,192	$17,614	$75,806	$1,634,801
Conversion of units to common stock	—	675,742	7	7,172	—	—	7,179	(7,179)	—	(7,179)	—
Issuance of restricted stock, net of forfeitures	—	83,576	—	—	—	—	—	—	—	—	—
Net proceeds from sale of common stock	—	8,220,263	82	444,459	—	—	444,541	—	—	—	444,541
Exercise of stock options	—	95,355	1	3,637	—	—	3,638	—	—	—	3,638
Issuance of common stock in exchange for debentures	—	1,161,632	12	36,977	—	—	36,989	—	—	—	36,989
Conversion of series D preferred stock	(24)	595	—	24	—	—	—	—	—	—	—
Amortization of unearned compensation regarding share based awards	—	—	—	6,601	—	—	6,601	—	—	—	6,601
Dividends declared on preferred stock	—	—	—	—	(20,202)	—	(20,202)	—	—	—	(20,202)
Dividends and distributions on common stock and common and incentive units	—	—	—	—	(79,295)	—	(79,295)	(5,290)	—	(5,290)	(84,585)
Reclassification of vested share based awards	—	—	—	(9,573)	—	—	(9,573)	9,573	—	9,573	—
Contributions from noncontrolling interests in consolidated joint ventures	—	—	—	—	—	—	—	—	4,833	4,833	4,833
Net income	—	—	—	—	44,037	—	44,037	1,533	(82)	1,451	45,488
Other comprehensive loss—foreign currency translation adjustments	—	—	—	—	—	(35,271)	(35,271)	(2,248)	—	(2,248)	(37,519)
Other comprehensive loss—fair value of interest rate swaps	—	—	—	—	—	(5,725)	(5,725)	(371)	—	(371)	(6,096)
Other comprehensive income—reclassification of other comprehensive income to interest expense	—	—	—	—	—	3,196	3,196	204	—	204	3,400

Balance as of June 30, 2010	$662,314	87,049,946	$868	$1,645,006	$(287,331)	$(65,747)	$1,955,110	$54,414	$22,365	$76,779	$2,031,889

(b) Noncontrolling Interests in Operating Partnership

       Noncontrolling interests in the Operating Partnership relate to the interests that are not owned by us. The following table shows the ownership interest in the Operating Partnership as of June 30, 2010 and December 31, 2009:

	June 30, 2010		December 31, 2009
	Number of units	Percentage of total	Number of units	Percentage of total
The Company	87,049,946	94.0%	76,812,783	93.4%
Noncontrolling interests consist of:
Common units held by third parties	3,970,549	4.3	4,360,549	5.3
Incentive units held by employees and directors (see note 9)	1,566,483	1.7	1,058,548	1.3

	92,586,978	100.0%	82,231,880	100.0%

       Limited partners have the right to require the Operating Partnership to redeem part or all of their common units for cash based on the fair market value of an equivalent number of shares of our common stock at the time of redemption. Alternatively, we may elect to acquire those common units in exchange for shares of our common stock on a one-for-one basis, subject to adjustment in the event of stock splits, stock dividends, issuance of stock rights, specified extraordinary distributions and similar events. Pursuant to authoritative accounting guidance, we evaluated whether we control the actions or events necessary to issue the maximum number of shares that could be required to be delivered under the share settlement of the noncontrolling Operating Partnership common and incentive units. Based on the results of this analysis, we concluded that the common and incentive Operating Partnership units met the criteria to be classified within equity.

       The redemption value of the noncontrolling Operating Partnership common units and the vested incentive units was approximately  $274.7 million and  $249.5 million based on the closing market price of the Company's common stock on June 30, 2010 and December 31, 2009, respectively.

       The following table shows activity for the noncontrolling interests in the Operating Partnership for the six months ended June 30, 2010:

	Common Units	Incentive Units	Total
As of December 31, 2009	4,360,549	1,058,548	5,419,097
Redemption of common units for shares of our common stock (1)	(390,000)	—	(390,000)
Conversion of incentive units held by employees and directors for shares of our common stock (1)	—	(285,742)	(285,742)
Vesting of 2007 OPP Grant	—	593,316	593,316
Grant of incentive units to employees and directors	—	200,361	200,361

As of June 30, 2010	3,970,549	1,566,483	5,537,032

(1)	This redemption was recorded as a reduction to noncontrolling interests in the Operating Partnership and an increase to common stock and additional paid in capital based on the book value per unit in the accompanying condensed consolidated balance sheet.

       Under the terms of certain third parties' (the eXchange parties) contribution agreements signed in the third quarter of 2004, we have agreed to indemnify each eXchange party against adverse tax consequences in the event the Operating Partnership directly or indirectly sells, exchanges or otherwise disposes of (whether by way of merger, sale of assets or otherwise) in a taxable transaction any interest in 200 Paul Avenue 1-4 or 1100 Space Park Drive until the earlier of November 3, 2013 and the date on which these contributors or certain transferees hold less than 25% of the Operating Partnership common units issued to them in the formation transactions consummated concurrently with the IPO. Under the eXchange parties' amended contribution agreement, the Operating Partnership has agreed to make approximately  $17.8 million of indebtedness available for guaranty by the eXchange parties until the earlier of November 3, 2013 and the date on which these contributors or certain transferees hold less than 25% of the Operating Partnership common units issued to them in the formation transactions consummated concurrently with the IPO, and we have agreed to indemnify each eXchange party against adverse tax consequences if the Operating Partnership does not provide such indebtedness to guarantee.

(c) Dividends and Distributions

       In 2010, we have declared the following dividends and equivalent distributions on units in the Operating Partnership (in thousands):

Date dividend and distribution declared	Dividend and distribution payable date	Series A Preferred Stock (1)	Series B Preferred Stock (2)	Series C Preferred Stock (3)	Series D Preferred Stock (4)	Common Stock and Operating Partnership Common and Incentive Units (5)
February 23, 2010	March 31, 2010	$2,199	$1,246	$1,914	$4,742	$40,143
April 27, 2010	June 30, 2010	$2,199	$1,246	$1,914	$4,742	$44,442

		$4,398	$2,492	$3,828	$9,484	$84,585

(1)	$2.125 annual rate of dividend per share.
(2)	$1.969 annual rate of dividend per share.
(3)	$1.094 annual rate of dividend per share.
(4)	$1.375 annual rate of dividend per share.
(5)	$1.920 annual rate of dividend and distribution per share and unit.

Distributions out of our current or accumulated earnings and profits are generally classified as ordinary income whereas distributions in excess of our current and accumulated earnings and profits, to the extent of a stockholder's U.S. federal income tax basis in our stock, are generally classified as a return of capital. Distributions in excess of a stockholder's U.S. federal income tax basis in our stock are generally characterized as capital gain. Cash provided by operating activities has been sufficient to fund all distributions.

8. Stockholders Equity

(a) Redeemable Preferred Stock

8.50% Series A Cumulative Redeemable Preferred Stock

We currently have outstanding 4,140,000 shares of our 8.50% series A cumulative redeemable preferred stock, or series A preferred stock. Dividends are cumulative on our series A preferred stock from the date of original issuance in the amount of  $2.125 per share each year, which is equivalent to 8.50% of the  $25.00 liquidation preference per share. Dividends on our series A preferred stock are payable quarterly in arrears. Our series A preferred stock does not have a stated maturity date and is not subject to any sinking fund or mandatory redemption provisions. Upon liquidation, dissolution or winding up, our series A preferred stock will rank senior to our common stock with respect to the payment of distributions and other amounts and rank on parity with our series B preferred stock, series C preferred stock and series D preferred stock. We are not allowed to redeem our series A preferred stock before February 9, 2010, except in limited circumstances to preserve our status as a REIT. On or after February 9, 2010, we may, at our option, redeem our series A preferred stock, in whole or in part, at any time or from time to time, for cash at a redemption price of  $25.00 per share, plus all accrued and unpaid dividends on such series A preferred stock up to but excluding the redemption date. Holders of our series A preferred stock generally have no voting rights except for limited voting rights if we fail to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other circumstances. Our series A preferred stock is not convertible into or exchangeable for any other property or securities of our company.

7.875% Series B Cumulative Redeemable Preferred Stock

We currently have outstanding 2,530,000 shares of our 7.875% series B cumulative redeemable preferred stock, or series B preferred stock. Dividends are cumulative on our series B preferred stock from the date of original issuance in the amount of  $1.96875 per share each year, which is equivalent to 7.875% of the  $25.00 liquidation preference per share. Dividends on our series B preferred stock are payable quarterly in arrears. Our series B preferred stock does not have a stated maturity date and is not subject to any sinking fund or mandatory redemption provisions. Upon liquidation, dissolution or winding up, our series B preferred stock will rank senior to our common stock with respect to the payment of distributions and other amounts and rank on parity with our series A preferred stock, series C preferred stock and series D preferred stock. We are not allowed to redeem our series B preferred stock before July 26, 2010, except in limited circumstances to preserve our status as a REIT. On or after July 26, 2010, we may, at our option, redeem our series B preferred stock, in whole or in part, at any time or from time to time, for cash at a redemption price of  $25.00 per share, plus all accrued and unpaid dividends on such series B preferred stock up to but excluding the redemption date. Holders of our series B preferred stock generally have no voting rights except for limited voting rights if we fail to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other circumstances. Our series B preferred stock is not convertible into or exchangeable for any other property or securities of our company.

(b) Convertible Preferred Stock

4.375% Series C Cumulative Convertible Preferred Stock

On April 10, 2007, we issued 7,000,000 shares of our 4.375% series C cumulative convertible preferred stock, or series C preferred stock. Dividends are cumulative on our series C preferred stock from the date of original issuance in the amount of  $1.09375 per share each year, which is equivalent to 4.375% of the  $25.00 liquidation preference per share. Dividends on our series C preferred stock are payable quarterly in arrears. Our series C preferred stock does not have a stated maturity date and is not subject to any sinking fund or mandatory redemption provisions. Upon liquidation, dissolution or winding up, our series C preferred stock will rank senior to our common stock with respect to the payment of distributions and other amounts and rank on parity with our series A preferred stock, series B preferred stock and series D preferred stock. We are not allowed to redeem our series C preferred stock, except in limited circumstances to preserve our status as a REIT. Holders of our series C preferred stock generally have no voting rights except for limited voting rights if we fail to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other circumstances.

Holders of shares of series C preferred stock may convert some or all of their outstanding shares of series C preferred stock initially at a conversion rate of 0.5164 shares of common stock per  $25.00 liquidation preference. Effective December 11, 2009, the conversion rate has been adjusted to 0.5225 shares of common stock per  $25.00 liquidation preference as a result of the aggregate dividends in excess of the reference dividend that we declared and paid on our common beginning with the quarter ended June 30, 2007 and through the quarter ended December 31, 2009. Except as otherwise provided, shares of our series C preferred stock will be convertible only into shares of our common stock. On or after April 10, 2012, we may, at our option, convert some or all of our series C preferred stock into that number of shares of common stock that are issuable at the then-applicable conversion rate. We may exercise this conversion option only if (1) the closing sale price per share of our common stock equals or exceeds 130% of the then-applicable conversion price of our series C preferred stock for at least 20 trading days in a period of 30 consecutive trading days (including the last trading day of such period) ending on the trading day immediately prior to our issuance of a press release announcing the exercise of our conversion option; and (2) on or prior to the effective date of our conversion option, we have either declared and paid, or declared and set apart for payment, any unpaid dividends that are in arrears on our series C preferred stock. The conversion rate on the series C preferred stock is subject to adjustment, including, but not limited to, for certain dividends on our common stock in excess of  $0.28625 per share per quarter, subject to adjustment. If holders of shares of the series C preferred stock elect to convert their shares of the series C preferred stock in connection with a fundamental change that occurs on or prior to April 10, 2014, we will increase the conversion rate for shares of the series C preferred stock surrendered for conversion by a number of additional shares determined based on the stock price at the time of such fundamental change and the effective date of such fundamental change. The aggregate number of shares of our common stock issuable in connection with the exercise of the fundamental change conversion right may not exceed 7.3 million shares.

5.500% Series D Cumulative Convertible Preferred Stock

On February 6, 2008, we issued 13,800,000 shares of our 5.500% series D cumulative convertible preferred stock, or series D preferred stock. Dividends are cumulative on our series D preferred stock from the date of original issuance in the amount of  $1.375 per share each year, which is equivalent to 5.500% of the  $25.00 liquidation preference per share. Dividends on our series D preferred stock are payable quarterly in arrears. Our series D preferred stock does not have a stated maturity date and is not subject to any sinking fund or mandatory redemption provisions. Upon liquidation, dissolution or winding up, our series D preferred stock will rank senior to our common stock with respect to the payment of distributions and other amounts and rank on parity with our series A preferred stock, series B preferred stock and series C preferred stock. We are not allowed to redeem our series D preferred stock, except in limited circumstances to preserve our status as a REIT. Holders of our series D preferred stock generally have no voting rights except for limited voting rights if we fail to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other circumstances.

Holders of shares of series D preferred stock may convert some or all of their outstanding shares of series D preferred stock initially at a conversion rate of 0.5955 shares of common stock per  $25.00 liquidation preference. Except as otherwise provided, shares of our series D preferred stock will be convertible only into shares of our common stock. On or after February 6, 2013, we may, at our option, convert some or all of our series D preferred stock into that number of shares of common stock that are issuable at the then-applicable conversion rate. We may exercise this conversion option only if (1) the closing sale price per share of our common stock equals or exceeds 130% of the then-applicable conversion price of our series D preferred stock for at least 20 trading days in a period of 30 consecutive trading days (including the last trading day of such period) ending on the trading day immediately prior to our issuance of a press release announcing the exercise of our conversion option; and (2) on or prior to the effective date of our conversion option, we have either declared and paid, or declared and set apart for payment, any unpaid dividends that are in arrears on our series D preferred stock. The conversion rate on the series D preferred stock is subject to adjustment, including, but not limited to, for certain dividends on our common stock in excess of  $0.31 per share per quarter, subject to adjustment. If holders of shares of the series D preferred stock elect to convert their shares of the series D preferred stock in connection with a fundamental change that occurs on or prior to February 6, 2015, we will increase the conversion rate for shares of the series D preferred stock surrendered for conversion by a number of additional shares determined based on the stock price at the time of such fundamental change and the effective date of such fundamental change. The aggregate number of shares of our common stock issuable in connection with the exercise of the fundamental change conversion right may not exceed 16.4 million shares.

(c) Noncontrolling Interests in Operating Partnership

Noncontrolling interests in the Operating Partnership relate to the interests that are not owned by us. The following table shows the ownership interest in the Operating Partnership as of December 31, 2009 and December 31, 2008:

	December 31, 2009		December 31, 2008
	Number of units	Percentage of total	Number of units	Percentage of total
The Company	76,812,783	93.4%	73,306,703	92.6%
Noncontrolling interests consist of:
Common units held by third-parties	4,360,549	5.3	4,530,549	5.7
Incentive units held by employees and directors (see note 9)	1,058,548	1.3	1,288,581	1.7

	82,231,880	100.0%	79,125,833	100.0%

Limited partners have the right to require the Operating Partnership to redeem part or all of their common units for cash based on the fair market value of an equivalent number of shares of our common stock at the time of redemption. Alternatively, we may elect to acquire those common units in exchange for shares of our common stock on a one-for-one basis, subject to adjustment in the event of stock splits, stock dividends, issuance of stock rights, specified extraordinary distributions and similar events. Pursuant to authoritative accounting guidance, we evaluated whether we control the actions or events necessary to issue the maximum number of shares that could be required to be delivered under the share settlement of the noncontrolling Operating Partnership common and incentive units. Based on the results of this analysis, we concluded that the common and incentive Operating Partnership units met the criteria to be classified within equity. As a result, as of December 31, 2008, we have reclassified the noncontrolling Operating Partnership common and incentive units totaling approximately  $65.9 million from the mezzanine section to equity section of our consolidated balance sheet.

The redemption value of the noncontrolling Operating Partnership common and the vested incentive units was approximately  $249.5 million and  $181.9 million based on the closing market price of the Company's common stock on December 31, 2009 and 2008, respectively.

The following table shows activity for the noncontrolling interests in the Operating Partnership for the years ended December 31, 2009, 2008 and 2007:

	Common Units	Incentive Units	Total
As of December 31, 2006	12,025,322	1,630,142	13,655,464
Distributions of GI Partners' founder common units to its investors who redeemed units for our common stock(1)	(6,160,641)	—	(6,160,641)
Redemption of common units for shares of our common stock(1)	(265,776)	—	(265,776)
Distributions of GI Partners' founder common units to its investors who are employees of the Company	(308,835)	308,835	—
Redemption of common units for shares of our common stock by an employee of the Company(1)	—	(6,002)	(6,002)
Conversion of incentive units held by employees and directors for shares of our common stock(1)	—	(609,635)	(609,635)
Grant of incentive units to employees and directors	—	62,384	62,384

As of December 31, 2007	5,290,070	1,385,724	6,675,794
Redemption of common units for shares of our common stock(1)	(760,128)	—	(760,128)
Redemption of common units for shares of our common stock by employees of the Company(1)	—	(302,226)	(302,226)
Conversion of incentive units held by employees and directors for shares of our common stock(1)	—	(762,803)	(762,803)
Transfer of common units to a third party by an employee of the Company(1)	607	(607)	—
Vesting of 2005 OPP Grant	—	781,395	781,395
Grant of incentive units to employees and directors	—	187,098	187,098

As of December 31, 2008	4,530,549	1,288,581	5,819,130
Redemption of common units for shares of our common stock(1)	(170,000)	—	(170,000)
Conversion of incentive units held by employees and directors for shares of our common stock(1)	—	(480,511)	(480,511)
Cancellation of incentive units held by employees and directors	—	(20,252)	(20,252)
Grant of incentive units to employees and directors	—	270,730	270,730

As of December 31, 2009	4,360,549	1,058,548	5,419,097

(1)	This redemption was recorded as a reduction to noncontrolling interests in Operating Partnership and an increase to common stock and additional paid in capital based on the book value per unit in the accompanying consolidated balance sheet.

Under the terms of certain third parties' (the eXchange parties) contribution agreements signed in the third quarter of 2004, we have agreed to indemnify each eXchange party against adverse tax consequences in the event the Operating Partnership directly or indirectly sells, exchanges or otherwise disposes of (whether by way of merger, sale of assets or otherwise) in a taxable transaction any interest in 200 Paul Avenue 1-4 or 1100 Space Park Drive until the earlier of November 3, 2013 and the date on which these contributors or certain transferees hold less than 25% of the Operating Partnership common units issued to them in the formation transactions consummated concurrently with the IPO. Under the eXchange parties' amended contribution agreement, the Operating Partnership has agreed to make approximately  $17.8 million of indebtedness available for guaranty by the eXchange parties until the earlier of November 3, 2013 and the date on which these contributors or certain transferees hold less than 25% of the Operating Partnership common units issued to them in the formation transactions consummated concurrently with the IPO, and we have agreed to indemnify each eXchange party against adverse tax consequences if the Operating Partnership does not provide such indebtedness to guarantee.

(d) Noncontrolling Interests in Consolidated Joint Ventures

In September 2009, we acquired the remaining noncontrolling ownership interest in 1525 Comstock Street from our former joint venture partner for approximately  $26.4 million.

In December 2008, we acquired the remaining noncontrolling ownership interest in 1500 Space Park Drive and 1201 Comstock Street from our former joint venture partner for approximately  $20.6 million.

(e) Dividends and Distributions

We have declared the following dividends on our common and preferred stock and equivalent distributions on common units in our Operating Partnership for the years ended December 31, 2009, 2008 and 2007 (in thousands):

Date dividend and distribution declared	Dividend and distribution payable date	Series A Preferred Stock(1)	Series B Preferred Stock(2)	Series C Preferred Stock(3)	Series D Preferred Stock(4)	Common Stock and Operating Partnership Common Units
February 15, 2007	April 2, 2007	2,199	1,246	—	—	19,442	(5)
May 2, 2007	July 2, 2007	2,199	1,246	1,722	—	19,458	(5)
August 1, 2007	October 1, 2007	2,199	1,246	1,914	—	19,465	(5)
November 1, 2007	December 31, 2007 for Series A, B and C Preferred Stock; January 14, 2008 for Common Stock and Operating Partnership Common Units	2,199	1,246	1,914	—	22,345	(6)

Total—2007		$8,796	$4,984	$5,550	$—	$80,710

February 25, 2008	March 31, 2008	2,199	1,246	1,914	2,899	22,418	(6)
May 5, 2008	June 30, 2008	2,199	1,246	1,914	4,744	22,444	(6)
August 4, 2008	September 30, 2008	2,199	1,246	1,914	4,744	24,258	(6)
November 4, 2008	December 31, 2008 for Series A, B, C and D Preferred Stock; January 7, 2009 for Common Stock and Operating Partnership Common Units	2,199	1,246	1,914	4,744	26,102	(7)

Total—2008		$8,796	$4,984	$7,656	$17,131	$95,222

February 24, 2009	March 31, 2009	2,199	1,246	1,914	4,742	27,053	(7)
April 28, 2009	June 30, 2009	2,199	1,246	1,914	4,742	27,064	(7)
July 28, 2009	September 30, 2009	2,199	1,246	1,914	4,742	29,575	(8)
October 27, 2009	December 31, 2009 for Series A, B, C and D Preferred Stock; January 15, 2010 for Common Stock and Operating Partnership Common Units	2,199	1,246	1,914	4,742	37,004	(9)

Total—2009		$8,796	$4,984	$7,656	$18,968	$120,696

(1)	$2.125 annual rate of dividend per share.
(2)	$1.969 annual rate of dividend per share.
(3)	$1.094 annual rate of dividend per share.
(4)	$1.375 annual rate of dividend per share.
(5)	$1.145 annual rate of dividend and distribution per share and unit.

(6)	$1.240 annual rate of dividend and distribution per share and unit.
(7)	$1.320 annual rate of dividend and distribution per share and unit.
(8)	$1.440 annual rate of dividend and distribution per share and unit.
(9)	$1.800 annual rate of dividend and distribution per share and unit.

The tax treatment of distributions on common stock for 2009 is as follows: 100% ordinary income and 0% return of capital. The tax treatment of distributions on common stock for 2008 is as follows: 100% ordinary income and 0% return of capital. The tax treatment of distributions on common stock for 2007 is as follows: approximately 78% ordinary income and 22% return of capital. All distributions paid on our preferred stock in 2009, 2008 and 2007 were classified as ordinary income for income tax purposes. Distributions out of our current or accumulated earnings and profits are generally classified as ordinary income whereas distributions in excess of our current and accumulated earnings and profits, to the extent of a stockholder's adjusted tax basis in our stock, are generally classified as a return of capital. Distributions in excess of a stockholder's adjusted tax basis in our stock are generally characterized as capital gain. Cash provided by operating activities has been sufficient to fund all distributions.

Incentive Plan	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Incentive Plan

9. Incentive Plan

       Our 2004 Incentive Award Plan provides for the grant of incentive awards to employees, directors and consultants. Awards issuable under the 2004 Incentive Award Plan include stock options, restricted stock, dividend equivalents, stock appreciation rights, long-term incentive units, cash performance bonuses and other incentive awards. Only employees are eligible to receive incentive stock options under the 2004 Incentive Award Plan. Initially, we had reserved a total of 4,474,102 shares of common stock for issuance pursuant to the 2004 Incentive Award Plan, subject to certain adjustments set forth in the 2004 Incentive Award Plan. On May 2, 2007, our stockholders approved the First Amended and Restated Digital Realty Trust, Inc., Digital Realty Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan (the Amended and Restated 2004 Incentive Award Plan). The Amended and Restated 2004 Incentive Award Plan increases the aggregate number of shares of stock which may be issued or transferred under the plan by 5,000,000 shares to a total of 9,474,102 shares, and provides that the maximum number of shares of stock with respect to awards granted to any one participant during a calendar year will be 1,500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award not denominated in stock or otherwise for which the foregoing limitation would not be an effective limitation for purposes of Section 162(m) of the Code will be  $10.0 million.

       As of June 30, 2010, 3,944,005 shares of common stock or awards convertible into or exchangeable for common stock remained available for future issuance under the Amended and Restated 2004 Incentive Award Plan. Each long-term incentive and Class C Unit issued under the Amended and Restated 2004 Incentive Award Plan will count as one share of common stock for purposes of calculating the limit on shares that may be issued under the Amended and Restated 2004 Incentive Award Plan and the individual award limit discussed above.

(a) Long-Term Incentive Units

       Long-term incentive units, which are also referred to as profits interest units, may be issued to eligible participants for the performance of services to or for the benefit of the Operating Partnership. Long-term incentive units, whether vested or not, will receive the same quarterly per unit distributions as Operating Partnership common units, which equal per share distributions on our common stock. Initially, long-term incentive units do not have full parity with common units with respect to liquidating distributions. If such parity is reached, vested long-term incentive units may be converted into an equal number of common units of the Operating Partnership at any time, and thereafter enjoy all the rights of common units of the Operating Partnership, including redemption rights.

       In order to achieve full parity with common units, long-term incentive units must be fully vested and the holder's capital account balance in respect of such long-term incentive units must be equal to the capital account balance of a holder of an equivalent number of common units. The capital account balance attributable to each common unit is generally expected to be the same, in part because of the amount credited to a partner's capital account upon their contribution of property to the Operating Partnership, and in part because the partnership agreement provides, in most cases, that allocations of income, gain, loss and deduction (which will adjust the partners' capital accounts) are to be made to the common units on a proportionate basis. As a result, with respect to a number of long- term incentive units, it is possible to determine the capital account balance of an equivalent number of common units by multiplying the number of long-term incentive units by the capital account balance with respect to a common unit.

       A partner's initial capital account balance is equal to the amount the partner paid (or contributed to the Operating Partnership) for its units and is subject to subsequent adjustments, including with respect to the partner's share of income, gain or loss of the Operating Partnership. Because a holder of long-term incentive units generally will not pay for the long-term incentive units, the initial capital account balance attributable to such long-term incentive units will be zero. However, the Operating Partnership is required to allocate income, gain, loss and deduction to the partners' capital accounts in accordance with the terms of the partnership agreement, subject to applicable Treasury Regulations. The partnership agreement provides that holders of long-term incentive units will receive special allocations of gain in the event of a sale or "hypothetical sale" of assets of the Operating Partnership prior to the allocation of gain to the Company or other limited partners with respect to their common units. The amount of such allocation will, to the extent of any such gain, be equal to the difference between the capital account balance of a holder of long-term incentive units attributable to such units and the capital account balance attributable to an equivalent number of common units. If and when such gain allocation is fully made, a holder of long-term incentive units will have achieved full parity with holders of common units. To the extent that, upon an actual sale or a "hypothetical sale" of the Operating Partnership's assets as described above, there is not sufficient gain to allocate to a holder's capital account with respect to long-term incentive units, or if such sale or "hypothetical sale" does not occur, such units will not achieve parity with common units.

       The term "hypothetical sale" refers to circumstances that are not actual sales of the Company's assets but that require certain adjustments to the value of the Operating Partnership's assets and the partners' capital account balances. Specifically, the partnership agreement provides that, from time to time, in accordance with applicable Treasury Regulations, the Operating Partnership will adjust the value of its assets to equal their respective fair market values, and adjust the partners' capital accounts, in accordance with the terms of the partnership agreement, as if the Operating Partnership sold its assets for an amount equal to their value. Times for making such adjustments generally include the liquidation of the Operating Partnership, the acquisition of an additional interest in the Operating Partnership by a new or existing partner in exchange for more than a de minimis capital contribution, the distribution by the Operating Partnership to a partner of more than a de minimis amount of partnership property as consideration for an interest in the Operating Partnership, in connection with the grant of an interest in the Operating Partnership (other than a de minimis interest) as consideration for the performance of services to or for the benefit of the Operating Partnership (including the grant of a long-term incentive unit), and at such other times as may be desirable or required to comply with the Treasury Regulations.

       During the six months ended June 30, 2010 and 2009, certain employees were granted an aggregate of 107,993 and 148,310 long-term incentive units, respectively, which, in addition to a service condition, are subject to a performance condition that impacts the number of units ultimately granted to the employee. The performance condition is based upon our achievement of the respective fiscal years' Funds From Operations per share targets. Upon evaluating the results of the performance condition, the final number of units is determined and such units vest based on achievement of the service conditions. The service conditions of the awards provide for 20% vesting on each of the first and second anniversaries of the original grant date and 30% vesting on each of the third and fourth anniversaries of the original grant date provided the grantee continues employment on each anniversary date. Based on our 2009 FFO per diluted share and unit, as adjusted by our compensation committee, all of the 2009 long-term incentive units satisfied the performance condition. The grant date fair values, which equal the market price of our common stock, are being expensed on a straight-line basis over the vesting period of the long-term incentive units, which ranges from four to five years.

       The expense recorded for the three months ended June 30, 2010 and 2009 related to long-term incentive units was approximately  $2.2 million and  $1.2 million, respectively, and was approximately  $3.4 million and  $2.0 million for the six months ended June 30, 2010 and 2009, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of approximately  $0.2 million and  $0.5 million for the three and six months ended June 30, 2010, respectively, as compared to  $0.2 million and  $0.3 million for the three and six months ended June 30, 2009 respectively. Unearned compensation representing the unvested portion of the long-term incentive units totaled  $15.7 million and  $9.3 million as of June 30, 2010 and December 31, 2009, respectively. We expect to recognize this unearned compensation over the next 3.0 years on a weighted average basis.

(b) Class C Profits Interest Units

       On May 2, 2007, we granted an award of Class C Profits Interest Units of the Operating Partnership or restricted stock units, which we refer to collectively as the Class C Units, under the First Amended and Restated 2004 Incentive Award Plan (2007 Grant) to each of our named executive officers and certain other officers and employees.

       The Class C Units subject to this award were subject to vesting based on the achievement of a total shareholder return (which we refer to as the market condition) as measured on November 1, 2008 (which we refer to as the first measurement date) and May 1, 2010 (which we refer to as the second measurement date). If:

•	with respect to the first measurement date, we achieve a total shareholder return equal to at least 18% over the period commencing on May 2, 2007 and ending on November 1, 2008; and

•

with respect to the second measurement date, we achieve a total shareholder return equal to at least 36% over a period commencing on May 2, 2007 and ending on the earlier of May 1, 2010 and the date of a change in control of our company, the aggregate amount of the 2007 Grant award was equal to 8% of the excess shareholder value, as defined, created during the applicable performance period, but in no event in excess of:

•	$17 million for the first measurement date; or

•	$40 million (less the amount of the award pool as of the first measurement date) for the second measurement date.

       On May 1, 2010, we determined that 613,485 of the Class C Units granted in 2007 described above satisfied the market condition on the second measurement date (May 1, 2010), with the value of these units equal to the maximum amount of the award pool payable pursuant to the 2007 Grant on the second measurement date. Of the Class C Units that satisfied the market condition on May 1, 2010, 60% vested on May 1, 2010 and the remaining 40% will vest ratably each month thereafter for 24 months.

       The fair value of the 2007 Grant was measured on the grant date using a Monte Carlo simulation to estimate the probability of the multiple market conditions being satisfied. The Monte Carlo simulation uses a statistical formula underlying the Black-Scholes and binomial formulas, and such simulation was run approximately 100,000 times. For each simulation, the value of the payoff was calculated at the settlement date and was then discounted to the grant date at a risk-free interest rate. The expected value of the Class C units on the grant date was determined by multiplying the average of the values over all simulations by the number of outstanding shares of common stock and Operating Partnership units. The valuation was performed in a risk-neutral framework, so no assumption was made with respect to an equity risk premium. Other significant assumptions used in the valuation included an expected term of 36 months, expected stock price volatility of 23%, a risk-free interest rate of 4.6%, and a dividend growth rate of 5.0 percent. The fixed award limit under the plan is  $17 million for the first market condition and  $40 million for the second market condition, and there were 69.2 million shares of common stock and Operating Partnership units outstanding as of the 2007 grant date. The grant date fair value of these awards of approximately  $11.8 million will be recognized as compensation expense on a straight-line basis over the expected service period of five years. The unearned compensation as of June 30, 2010 and December 31, 2009 was  $3.9 million and  $5.0 million, respectively. As of June 30, 2010 and December 31, 2009, 378,307 and none, respectively, of the above awards had vested. We recognized compensation expense related to these Class C Units of  $0.5 million for the three months ended June 30, 2010 and 2009 and  $0.9 million and  $0.7 million for the six months ended June 30, 2010 and 2009, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of  $0.1 million for the three months ended June 30, 2010 and 2009 and  $0.1 million for the six months ended June 30, 2010 and 2009.

(c) Stock Options

       The fair value of each option granted under the 2004 Incentive Award Plan is estimated on the date of the grant using the Black-Scholes option-pricing model. For the three and six months ended June 30, 2010 and 2009, no stock options were granted. The fair values are being expensed on a straight-line basis over the vesting period of the options, which ranges from four to five years. The expense recorded for the three months ended June 30, 2010 and 2009 was approximately  $0.2 million and approximately  $0.5 million for the six months ended June 30, 2010 and 2009. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of approximately  $62,000 and  $61,000 for the three months ended June 30, 2010 and 2009, respectively, and  $123,000 and  $122,000 for the six months ended June 30, 2010 and 2009, respectively. Unearned compensation representing the unvested portion of the stock options totaled  $1.9 million and  $2.5 million as of June 30, 2010 and December 31, 2009, respectively. We expect to recognize this unearned compensation over the next 1.6 years on a weighted average basis.

       The following table summarizes the 2004 Incentive Award Plan's stock option activity for the six months ended June 30, 2010:

	Six months ended June 30, 2010
	Shares	Weighted average exercise price
Options outstanding, beginning of period	620,276	$30.63
Exercised	(95,355)	38.15
Cancelled / Forfeited	—	—

Options outstanding, end of period	524,921	$29.26

Exercisable, end of period	341,194	$23.73

       The following table summarizes information about stock options outstanding and exercisable as of June 30, 2010:

	Options outstanding				Options exercisable
Exercise price	Number outstanding	Weighted average remaining contractual life (years)	Weighted average exercise price	Aggregate intrinsic value	Number exercisable	Weighted average remaining contractual life (years)	Weighted average exercise price	Aggregate intrinsic value
$12.00-13.02	182,369	4.33	$12.01	$8,329,341	182,369	4.33	$12.01	$8,329,341
$20.37-28.09	34,724	5.49	23.23	1,196,293	22,886	5.45	22.60	802,749
$33.18-41.73	307,828	6.75	40.17	5,390,670	135,939	6.72	39.65	2,451,490

	524,921	5.82	$29.26	$14,916,304	341,194	5.36	$23.73	$11,583,580

(d) Restricted Stock

       During the six months ended June 30, 2010 and 2009, certain employees were granted an aggregate of 31,164 and 48,815 shares of restricted stock, respectively. The grant date fair values, which equal the market price of our common stock, are being expensed on a straight-line basis over the vesting period of the restricted stock, which is four years. During the six months ended June 30, 2010 and 2009, certain employees were also granted an aggregate of 37,914 and 53,909 shares of restricted stock, respectively, which, in addition to a service condition, are subject to a performance condition that impacts the number of shares ultimately granted to the employee. The performance condition is based upon our achievement of the respective year's FFO per share targets. Upon evaluating the results of the performance condition, the final number of shares is determined and such shares vest based on achievement of the service conditions. The service conditions of the awards provide for 20% vesting on each of the first and second anniversaries of the original grant date and 30% vesting on each of the third and fourth anniversaries of the original grant date provided the grantee continues employment on each anniversary date. Based on our 2009 FFO per diluted share and unit, all of the 2009 restricted stock satisfied the performance condition.

       The expense recorded for the three months ended June 30, 2010 and 2009 related to grants of restricted stock was approximately  $0.4 million and  $0.3 million, respectively. The expense recorded for the six months ended June 30, 2010 and 2009 related to grants of restricted stock was approximately  $0.7 million and  $0.5 million, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of approximately  $0.3 million and  $0.2 million for the three months ended June 30, 2010 and 2009, respectively, and approximately  $0.4 million and  $0.3 million for the six months ended June 30, 2010 and 2009, respectively. Unearned compensation representing the unvested portion of the restricted stock totaled  $5.5 million and  $3.3 million as of June 30, 2010 and December 31, 2009, respectively. We expect to recognize this unearned compensation over the next 3.1 years on a weighted average basis.

9. Incentive Plan

Our 2004 Incentive Award Plan provides for the grant of incentive awards to employees, directors and consultants. Awards issuable under the 2004 Incentive Award Plan include stock options, restricted stock, dividend equivalents, stock appreciation rights, long-term incentive units, cash performance bonuses and other incentive awards. Only employees are eligible to receive incentive stock options under the 2004 Incentive Award Plan. Initially, we had reserved a total of 4,474,102 shares of common stock for issuance pursuant to the 2004 Incentive Award Plan, subject to certain adjustments set forth in the 2004 Incentive Award Plan. On May 2, 2007, our stockholders approved the First Amended and Restated Digital Realty Trust, Inc., Digital Realty Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan (the Amended and Restated 2004 Incentive Award Plan). The Amended and Restated 2004 Incentive Award Plan increases the aggregate number of shares of stock which may be issued or transferred under the plan by 5,000,000 shares to a total of 9,474,102 shares, and provides that the maximum number of shares of stock with respect to awards granted to any one participant during a calendar year will be 1,500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award not denominated in stock or otherwise for which the foregoing limitation would not be an effective limitation for purposes of Section 162(m) of the Code will be  $10.0 million.

As of December 31, 2009, 4,070,534 shares of common stock or awards convertible into or exchangeable for common stock remained available for future issuance under the Amended and Restated 2004 Incentive Award Plan. Each long-term incentive and Class C Unit issued under the Amended and Restated 2004 Incentive Award Plan will count as one share of common stock for purposes of calculating the limit on shares that may be issued under the Amended and Restated 2004 Incentive Award Plan and the individual award limit discussed above.

(a) Long Term Incentive Units

Long-term incentive units, which are also referred to as profits interest units, may be issued to eligible participants for the performance of services to or for the benefit of the Operating Partnership. Long-term incentive units, whether vested or not, will receive the same quarterly per unit distributions as Operating Partnership common units, which equal per share distributions on our common stock. Initially, long-term incentive units do not have full parity with common units with respect to liquidating distributions. If such parity is reached, vested long-term incentive units may be converted into an equal number of common units of our Operating Partnership at any time, and thereafter enjoy all the rights of common units of our Operating Partnership, including redemption rights.

In order to achieve full parity with common units, long-term incentive units must be fully vested and the holder's capital account balance in respect of such long-term incentive units must be equal to the capital account balance of a holder of an equivalent number of common units. The capital account balance attributable to each common unit is generally expected to be the same, in part because of the amount credited to a partner's capital account upon their contribution of property to the Operating Partnership, and in part because the partnership agreement provides, in most cases, that allocations of income, gain, loss and deduction (which will adjust the partners' capital accounts) are to be made to the common units on a proportionate basis. As a result, with respect to a number of long-term incentive units, it is possible to determine the capital account balance of an equivalent number of common units by multiplying the number of long-term incentive units by the capital account balance with respect to a common unit.

A partner's initial capital account balance is equal to the amount the partner paid (or contributed to the Operating Partnership) for its units and is subject to subsequent adjustments, including with respect to the partner's share of income, gain or loss of the Operating Partnership. Because a holder of long-term incentive units generally will not pay for the long-term incentive units, the initial capital account balance attributable to such long-term incentive units will be zero. However, the Operating Partnership is required to allocate income, gain, loss and deduction to the partners' capital accounts in accordance with the terms of the partnership agreement, subject to applicable Treasury Regulations. The partnership agreement provides that holders of long-term incentive units will receive special allocations of gain in the event of a sale or "hypothetical sale" of assets of our Operating Partnership prior to the allocation of gain to the Company or other limited partners with respect to their common units. The amount of such allocation will, to the extent of any such gain, be equal to the difference between the capital account balance of a holder of long-term incentive units attributable to such units and the capital account balance attributable to an equivalent number of common units. If and when such gain allocation is fully made, a holder of long-term incentive units will have achieved full parity with holders of common units. To the extent that, upon an actual sale or a "hypothetical sale" of the Operating Partnership's assets as described above, there is not sufficient gain to allocate to a holder's capital account with respect to long-term incentive units, or if such sale or "hypothetical sale" does not occur, such units will not achieve parity with common units.

The term "hypothetical sale" refers to circumstances that are not actual sales of the Company's assets but that require certain adjustments to the value of the Operating Partnership's assets and the partners' capital account balances. Specifically, the partnership agreement provides that, from time to time, in accordance with applicable Treasury Regulations, the Operating Partnership will adjust the value of its assets to equal their respective fair market values, and adjust the partners' capital accounts, in accordance with the terms of the partnership agreement, as if the Operating Partnership sold its assets for an amount equal to their value. Times for making such adjustments generally include the liquidation of the Operating Partnership, the acquisition of an additional interest in the Operating Partnership by a new or existing partner in exchange for more than a de minimis capital contribution, the distribution by the Operating Partnership to a partner of more than a de minimis amount of partnership property as consideration for an interest in the Operating Partnership, in connection with the grant of an interest in the Operating Partnership (other than a de minimis interest) as consideration for the performance of services to or for the benefit of the Operating Partnership (including the grant of a long-term incentive unit), and at such other times as may be desirable or required to comply with the Treasury Regulations.

During the years ended December 31, 2009 and 2008, certain employees were granted an aggregate of 148,310 and 95,652 long-term incentive units, respectively, which, in addition to a service condition, are subject to a performance condition that impacts the number of units ultimately granted to the employee. The performance condition is based upon our achievement of the respective fiscal years' Funds From Operations per share targets. Upon evaluating the results of the performance condition, the final number of units is determined and such units vest based on achievement of the service conditions. The service conditions of the awards provide for 20% vesting on each of the first and second anniversaries of the original grant date and 30% vesting on each of the third and fourth anniversaries of the original grant date provided the grantee continues employment on each anniversary date. Based on our 2008 and 2009 FFO per diluted share and unit, as adjusted by our compensation committee, all of the 2008 and 2009 long-term incentive units satisfied the performance condition. The grant date fair values, which equal the market price of our common stock, are being expensed on a straight-line basis over the vesting period of the long-term incentive units, which ranges from four to five years.

The expense recorded for the years ended December 31, 2009, 2008 and 2007 related to long-term incentive units was approximately  $4.5 million,  $2.7 million and  $0.9 million, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of approximately  $0.6 million,  $0.4 million and  $0.4 million for the years ended December 31, 2009, 2008 and 2007, respectively. Unearned compensation representing the unvested portion of the long-term incentive units totaled  $9.3 million and  $7.8 million as of December 31, 2009 and 2008, respectively. We expect to recognize this unearned compensation over the next 2.7 years on a weighted average basis.

(b) Class C Profits Interests Units

2005 Grant

During the fourth quarter of 2005, we granted to each of our named executive officers and certain other employees an award of Class C Units under our 2004 Incentive Award Plan (2005 Grant).

The award agreements provide that the Class C Units subject to this award will vest based on the achievement of a 10% or greater compound annual total shareholder return, as defined, for the period from the grant date through the earlier of September 30, 2008 and the date of a change of control of our Company (the market condition) combined with the employee's continued service with our company or the Operating Partnership through September 30, 2010. Upon achievement of the market condition, the Class C units will receive the same quarterly per unit distribution as common units in the Operating Partnership.

The aggregate amount of the 2005 Grant award pool will be equal to 7% of the excess shareholder value, as defined, created during the applicable performance period, but in no event will the amount of the pool exceed the lesser of  $40.0 million or the value of 2.5% of the total number of shares of our common stock and limited partnership units of the Operating Partnership at the end of the performance period.

On August 4, 2008, our board of directors approved amendments to the outperformance award agreements that we entered into with our executive officers in 2005. As a result of the amendment, approximately 95% of the Class C Units granted pursuant to the outperformance award agreements that satisfied the market condition (summarized above) were fully vested as of September 30, 2008 and the remainder of the units were fully vested as of October 30, 2008. Prior to the amendment, 60 percent of the Class C Units that satisfied the market condition would have vested on September 30, 2008, with the remaining 40 percent of such Class C Units vesting ratably each month for 24 months. As a result of the acceleration, we expensed the remaining  $1.6 million of deferred compensation related to these Class C Units during the three months ended September 30, 2008.

2007 Grant

On May 2, 2007, we granted to each of our named executive officers and certain other officers and employees an award of Class C Units of the Operating Partnership under the First Amended and Restated 2004 Incentive Award Plan (2007 Grant).

The Class C Units subject to this award will vest based on the achievement of a total shareholder return (which we refer to as the market condition) as measured on November 1, 2008 (which we refer to as the first measurement date) and May 1, 2010 (which we refer to as the second measurement date). If:

•	with respect to the first measurement date, we achieve a total shareholder return equal to at least 18% over a period commencing on May 2, 2007 and ending on November 1, 2008; and

•

with respect to the second measurement date, we achieve a total shareholder return equal to at least 36% over a period commencing on May 2, 2007 and ending on the earlier of May 1, 2010 and the date of a change in control of our company, the aggregate amount of the 2007 Grant award pool will be equal to 8% of the excess shareholder value, as defined, created during the applicable performance period, but in no event will the amount of the pool exceed:

•	$17 million for the first measurement date; or

•	$40 million (less the amount of the award pool as of the first measurement date) for the second measurement date.

The first and second measurement dates may be accelerated as follows:

•

in the event that during any 60 consecutive days ending prior to November 1, 2008, the 2007 Grant award pool, if calculated on each day during such period, equals or exceeds  $17.0 million on each such day, the first measurement date will be accelerated to the last day of the 60-day period; and

•

in the event that during any 60 consecutive days ending prior to May 1, 2010, the 2007 Grant award pool, if calculated on each day during such period, equals or exceeds  $40.0 million on each such day, the second measurement date will be accelerated to the last day of the 60-day period; and

•	upon a change in control of the Company.

Except in the event of a change in control of our company, 60% of the Class C Units that satisfy the applicable market condition will vest at the end of the three year period subsequent to grant and an additional 1/60th of such Class C Units will vest on the date of each monthly anniversary thereafter, provided that the employee's service has not terminated prior to the applicable vesting date. As of December 31, 2009, the market condition with respect to the first measurement date was not achieved.

Common Provisions for the 2005 and 2007 Grant

If the market condition and the other service conditions, as described above, are satisfied with respect to a Class C Unit, the Class C Unit will be treated in the same manner as the existing long-term incentive units issued by the Operating Partnership.

To the extent that any Class C Units fail to satisfy the market condition on the measurement dates discussed above, such Class C Units will automatically be cancelled and forfeited by the employee. In addition, any Class C Units which are not eligible for pro rata vesting in the event of a termination of the employee's employment due to death or disability or without cause (or for good reason, if applicable) will automatically be cancelled and forfeited upon a termination of the employee's employment.

In the event that the value of the employee's allocated portion of the award pool that satisfies the market condition equates to a number of Class C Units that is greater than the number of Class C Units awarded to the executive, we will make an additional payment to the executive in the form of a number of shares of our restricted stock equal to the difference subject to the same vesting requirements as the Class C Units.

On September 30, 2008 we accelerated the vesting of all Class C Units related to the 2005 Grant. The grant date fair value of these awards was approximately  $4.0 million, with the remaining  $2.2 million recognized as compensation expense during the year ended December 31, 2008. We recognized compensation expense related to these Class C Units of  $2.2 million and  $0.8 million for the years ended December 31, 2008 and 2007, respectively.

As of December 31, 2009 and 2008, approximately 685,000 and 751,000 Class C Units related to the 2007 Grant had been awarded to our executive officers and other employees, respectively. The fair value of the 2007 Grant was measured on the grant date using a Monte Carlo simulation to estimate the probability of the multiple market conditions being satisfied. The Monte Carlo simulation uses a statistical formula underlying the Black-Scholes and binomial formulas, and such simulation was run approximately 100,000 times. For each simulation, the value of the payoff was calculated at the settlement date and was then discounted to the grant date at a risk-free interest rate. The expected value of the Class C units on the grant date was determined by multiplying the average of the values over all simulations by the number of outstanding shares of common stock and Operating Partnership units. The valuation was performed in a risk-neutral framework, so no assumption was made with respect to an equity risk premium. Other significant assumptions used in the valuation included an expected term of 36 months, expected stock price volatility of 23%, a risk-free interest rate of 4.6%, and a dividend growth rate of 5.0 percent. The fixed award limit under the plan is  $17 million for the first market condition and  $40 million for the second market condition, and there were 69.2 million shares of common stock and Operating Partnership units outstanding as of the 2007 grant date. The grant date fair value of these awards of approximately  $11.8 million will be recognized as compensation expense on a straight line basis over the expected service period of five years. The unearned compensation as of December 31, 2009 and 2008 was  $5.0 million and  $7.8 million, respectively. As of December 31, 2009 and 2008, none of the above awards had vested. We recognized compensation expense related to these Class C Units of  $1.6 million,  $2.0 million and  $1.1 million for the years ended December 31, 2009, 2008 and 2007, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of  $0.2 million,  $0.4 million and  $0.5 million for the years ended December 31, 2009, 2008 and 2007, respectively.

(c) Stock Options

The fair value of each option granted under the 2004 Incentive Award Plan is estimated on the date of the grant using the Black-Scholes option-pricing model with the weighted-average assumptions listed below for grants in 2007. There were no stock options granted in 2008 and 2009. The fair values are being expensed on a straight-line basis over the vesting period of the options, which ranges from four to five years. The expense recorded for the years ended December 31, 2009, 2008 and 2007, respectively was approximately  $0.9 million,  $1.1 million and  $0.9 million, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of approximately  $0.2 million,  $0.2 million and  $0.1 million for the years ended December 31, 2009, 2008 and 2007, respectively. Unearned compensation representing the unvested portion of the stock options totaled  $2.5 million and  $3.6 million for the years ended December 31, 2009 and 2008, respectively. We expect to recognize this unearned compensation over the next 2.1 years on a weighted average basis.

The following table sets forth the weighted-average assumptions used to calculate the fair value of the stock options granted during the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Dividend yield	—	—	2.76%
Expected life of option	—	—	80 months
Risk-free interest rate	—	—	4.65%
Expected stock price volatility	—	—	22.82%

Weighted-average fair value of options granted during the period	—	—	$9.70

The following table summarizes the 2004 Incentive Award Plan's stock option activity for the year ended December 31, 2009:

	Year ended December 31, 2009
	Shares	Weighted average exercise price
Options outstanding, beginning of period	929,011	$29.70
Exercised	(249,167)	25.38
Cancelled / Forfeited	(59,568)	38.05

Options outstanding, end of period	620,276	$30.63

Exercisable, end of period	371,686	$25.15

We issued new common shares for the common stock options exercised during the years ended December 31, 2009, 2008 and 2007. The intrinsic value of options exercised in the years ended December 31, 2009, 2008 and 2007 was approximately  $4.6 million,  $4.5 million and  $2.0 million, respectively.

The following table summarizes information about stock options outstanding and exercisable as of December 31, 2009:

Options outstanding					Options exercisable
Exercise price	Number outstanding	Weighted average remaining contractual life (years)	Weighted average exercise price	Aggregate Intrinsic Value	Number exercisable	Weighted average remaining contractual life (years)	Weighted average exercise price	Aggregate Intrinsic Value
$12.00-13.02	182,369	4.83	$12.01	$6,979,810	182,369	4.83	$12.01	$6,979,810
$20.37-28.09	45,558	6.01	23.81	1,206,140	22,720	5.98	$23.64	605,267
$33.18-41.73	392,349	7.24	40.08	4,002,525	166,597	7.22	39.74	1,755,560

	620,276	6.44	$30.63	$12,188,475	371,686	5.97	$25.15	$9,340,637

(d) Restricted Stock

During the years ended December 31, 2009 and 2008, certain employees were granted an aggregate of 53,651 and 39,939 shares of restricted stock, respectively. The grant date fair values, which equal the market price of our common stock, are being expensed on a straight-line basis over the vesting period of the restricted stock, which is four years. During the years ended December 31, 2009 and 2008, certain employees were granted an aggregate of 53,909 and 34,822 shares of restricted stock which, in addition to a service condition, are subject to a performance condition that impacts the number of shares ultimately granted to the employee. The performance condition is based upon our achievement of the respective year's FFO per share targets. Upon evaluating the results of the performance condition, the final number of shares is determined and such shares vest based on achievement of the service conditions. The service conditions of the awards provide for 20% vesting on each of the first and second anniversaries of the original grant date and 30% vesting on each of the third and fourth anniversaries of the original grant date provided the grantee continues employment on each anniversary date. Based on our 2008 and 2009 FFO per diluted share and unit, as adjusted by our compensation committee, all of the 2008 and 2009 restricted stock satisfied the performance condition.

The expense recorded for the years ended December 31, 2009 and 2008 related to grants of restricted stock was approximately  $1.0 million and  $0.5 million, respectively. We capitalized amounts relating to compensation expense of employees directly engaged in construction and leasing activities of approximately  $0.7 million and  $0.3 million for the years ended December 31, 2009 and 2008, respectively. Unearned compensation representing the unvested portion of the restricted stock totaled  $3.3 million and  $2.2 million as of December 31, 2009 and 2008, respectively. We expect to recognize this unearned compensation over the next 2.8 years on a weighted average basis.

(e) 401(k) Plan

We have a 401(k) plan whereby our employees may contribute a portion of their compensation to their respective retirement accounts, in an amount not to exceed the maximum allowed under the Code. The 401(k) Plan complies with Internal Revenue Service requirements as a 401(k) Safe Harbor Plan whereby discretionary contributions made by us are 100% vested. The aggregate cost of our contributions to the 401(k) Plan was approximately  $0.8 million,  $0.7 million, and  $0.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Derivative Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Derivative Instruments

10. Derivative Instruments

       Currently, we use interest rate caps and swaps to manage our interest rate risk. The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.

       To comply with the provisions of fair value accounting guidance, we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.

       Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by us and our counterparties. However, as of December 31, 2009, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.

Cash Flow Hedges of Interest Rate Risk

       Our objectives in using interest rate derivatives are to add stability to interest expense and to manage our exposure to interest rate movements related to US LIBOR, GBP LIBOR and EURIBOR based mortgage loans. To accomplish this objective, we primarily use interest rate swaps and caps as part of our interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty in exchange for making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount. Under an interest rate cap, if the reference interest rate, such as one-month LIBOR, increases above the cap rate, the holder of the instrument receives a payment based on the notional value of the instrument, the length of the period, and the difference between the current reference rate and the cap rate. If the reference rate increases above the cap rate, the payment received under the interest rate cap will offset the increase in the payments due under the variable rate notes payable.

       We record all our interest rate swaps and caps on the condensed consolidated balance sheet at fair value. In determining the fair value of our interest rate swaps and caps, we consider the credit risk of our counterparties. These counterparties are generally larger financial institutions engaged in providing a variety of financial services. These institutions generally face similar risks regarding adverse changes in market and economic conditions, including, but not limited to, fluctuations in interest rates, exchange rates, equity and commodity prices and credit spreads. The current and pervasive disruptions in the financial markets have heightened the risks to these institutions.

       Interest rate caps are viewed as a series of call options or caplets which exist for each period the cap agreement is in existence. As each caplet expires, the related cost of the expired caplet is amortized to interest expense with the remaining caplets carried at fair value. The value of interest rate caps is primarily impacted by interest rates, market expectations about interest rates, and the remaining life of the instrument. In general, increases in interest rates, or anticipated increases in interest rates, will increase the value of interest rate caps. As the remaining life of an interest rate cap decreases, the value of the instrument will generally decrease towards zero. The purchase price of an interest rate cap is amortized to interest expense over the contractual life of the instrument. For interest rate caps that are designated as cash flow hedges under accounting guidance as it relates to derivative instruments, the change in the fair value of an effective interest rate cap is recorded to accumulated other comprehensive income in equity. Amounts we are entitled to under interest rate caps, if any, are recognized on an accrual basis, and are recorded to as a reduction against interest expense in the accompanying condensed consolidated statements of operations.

       Our agreements with some of our derivative counterparties provide either that (1) we could be declared in default on our derivative obligations if repayment of the underlying indebtedness is accelerated by the lender due to our default on the indebtedness or (2) we could be declared in default on our derivative obligations if we default on any of our indebtedness, including a default where repayment of the underlying indebtedness has not been accelerated by the lender.

       The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in accumulated other comprehensive income (loss) and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. During 2010, such derivatives were used to hedge the variable cash flows associated with existing variable-rate debt. The fair value of these derivatives was ( $10.2) million and ( $7.5) million at June 30, 2010 and December 31, 2009, respectively. The ineffective portion of the change in fair value of the derivatives is recognized directly in earnings. During the three and six months ended June 30, 2010 and 2009, there were no ineffective portions to our interest rate swaps.

       Amounts reported in accumulated other comprehensive loss related to interest rate swaps will be reclassified to interest expense as interest payments are made on our debt. As of June 30, 2010, we estimate that an additional  $5.6 million will be reclassified as an increase to interest expense during the twelve months ending June 30, 2011, when the hedged forecasted transactions impact earnings.

       As of June 30, 2010 and December 31, 2009, we had the following outstanding interest rate derivatives that were designated as cash flow hedges of interest rate risk (in thousands):

Notional Amount								Fair Value at Significant Other Observable Inputs (Level 2)
As of June 30, 2010		As of December 31, 2009		Type of Derivative	Strike Rate	Effective Date	Expiration Date	As of June 30, 2010	As of December 31, 2009
$18,980	(1)	$20,831	(1)	Swap	4.944	Jul. 10, 2006	Apr. 10, 2011	$(589)	$(952)
64,002	(1)	69,154	(1)	Swap	2.980	April 6, 2009	Nov. 30, 2013	(2,681)	(299)
12,884	(2)	15,208	(2)	Swap	3.981	May 17, 2006	Jul. 18, 2013	(952)	(889)
9,321	(2)	11,003	(2)	Swap	4.070	Jun. 23, 2006	Jul. 18, 2013	(712)	(675)
8,203	(2)	9,682	(2)	Swap	3.989	Jul. 27, 2006	Oct. 18, 2013	(641)	(579)
38,184	(2)	45,067	(2)	Swap	3.776	Dec. 5, 2006	Jan. 18, 2012	(1,567)	(1,887)
32,829	(2)	38,746	(2)	Swap	4.000	Dec. 20, 2006	Jan. 18, 2012	(1,420)	(1,794)
36,714	(2)	42,993	(2)	Swap	2.703	Dec. 3, 2009	Sep. 4, 2014	(1,599)	(453)
17,363		17,737		Cap	4.000	June 24, 2009	June 25, 2012	7	70

$238,480		$270,421						$(10,154)	$(7,458)

(1)	Translation to U.S. dollars is based on exchange rate of $1.49 to £1.00 as of June 30, 2010 and $1.61 to £1.00 as of December 31, 2009.
(2)	Translation to U.S. dollars is based on exchange rate of $1.22 to €1.00 as of June 30, 2010 and $1.43 to €1.00 as of December 31, 2009.

       We do not have any fair value measurements using significant unobservable inputs (Level 3) as of June 30, 2010 or December 31, 2009.

11. Derivative Instruments

Currently, we use interest rate caps and swaps to manage our interest rate risk. The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.

To comply with the provisions of fair value accounting guidance, we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.

Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by us and our counterparties. However, as of December 31, 2009, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.

Cash Flow Hedges of Interest Rate Risk

Our objectives in using interest rate derivatives are to add stability to interest expense and to manage our exposure to interest rate movements related to US LIBOR, GBP LIBOR and EURIBOR based mortgage loans. To accomplish this objective, we primarily use interest rate swaps and caps as part of our interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty in exchange for making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount. Under an interest rate cap, if the reference interest rate, such as one-month LIBOR, increases above the cap rate, the holder of the instrument receives a payment based on the notional value of the instrument, the length of the period, and the difference between the current reference rate and the cap rate. If the reference rate increases above the cap rate, the payment received under the interest rate cap will offset the increase in the payments due under the variable rate notes payable.

We record all our interest rate swaps and caps on the consolidated balance sheet at fair value. In determining the fair value of our interest rate swaps and caps, we consider the credit risk of our counterparties. These counterparties are generally larger financial institutions engaged in providing a variety of financial services. These institutions generally face similar risks regarding adverse changes in market and economic conditions, including, but not limited to, fluctuations in interest rates, exchange rates, equity and commodity prices and credit spreads. The current and pervasive disruptions in the financial markets have heightened the risks to these institutions.

Interest rate caps are viewed as a series of call options or caplets which exist for each period the cap agreement is in existence. As each caplet expires, the related cost of the expired caplet is amortized to interest expense with the remaining caplets carried at fair value. The value of interest rate caps is primarily impacted by interest rates, market expectations about interest rates, and the remaining life of the instrument. In general, increases in interest rates, or anticipated increases in interest rates, will increase the value of interest rate caps. As the remaining life of an interest rate cap decreases, the value of the instrument will generally decrease towards zero. The purchase price of an interest rate cap is amortized to interest expense over the contractual life of the instrument. For interest rate caps that are designated as cash flow hedges under accounting guidance as it relates to derivative instruments, the change in the fair value of an effective interest rate cap is recorded to accumulated other comprehensive income in equity. Amounts we are entitled to under interest rate caps, if any, are recognized on an accrual basis, and are recorded to as a reduction against interest expense in the accompanying consolidated statements of operations.

Our agreements with some of our derivative counterparties provide either that (1) we could be declared in default on our derivative obligations if repayment of the underlying indebtedness is accelerated by the lender due to our default on the indebtedness or that (2) we could be declared in default on our derivative obligations if we default on any of our indebtedness, including a default where repayment of the underlying indebtedness has not been accelerated by the lender.

The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in accumulated other comprehensive income (loss) and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. During 2009, such derivatives were used to hedge the variable cash flows associated with existing variable-rate debt. The fair value of these derivatives was ( $7.5) million and ( $5.8) million at December 31, 2009 and 2008, respectively. The ineffective portion of the change in fair value of the derivatives is recognized directly in earnings. During the years ended December 31, 2009 and 2008, respectively, there were no ineffective portions to our interest rate swaps.

Amounts reported in accumulated other comprehensive loss related to interest rate swaps will be reclassified to interest expense as interest payments are made on our debt. As of December 31, 2009, we estimate that an additional  $6.2 million will be reclassified as an increase to interest expense during the twelve months ending December 31, 2010, when the hedged forecasted transactions impact earnings.

As of December 31, 2009 and 2008, we had the following outstanding interest rate derivatives that were designated as cash flow hedges of interest rate risk (in thousands):

Notional Amount				Type of Derivative	Strike Rate	Effective Date	Expiration Date	Fair Value at Significant Other Observable Inputs (Level 2)
As of December 31, 2009		As of December 31, 2008						As of December 31, 2009	As of December 31, 2008
$20,831	(1)	$19,239	(1)	Swap	4.944	Jul. 10, 2006	Apr. 10, 2011	$(952)	$(986)
69,154	(1)	—	(1)	Swap	2.980	April 6, 2009	Nov. 30, 2013	(299)	—
15,208	(2)	15,041	(2)	Swap	3.981	May 17, 2006	Jul. 18, 2013	(889)	(559)
11,003	(2)	10,881	(2)	Swap	4.070	Jun. 23, 2006	Jul. 18, 2013	(675)	(442)
9,682	(2)	9,575	(2)	Swap	3.989	Jul. 27, 2006	Oct. 18, 2013	(579)	(365)
45,067	(2)	44,564	(2)	Swap	3.776	Dec. 5, 2006	Jan. 18, 2012	(1,887)	(1,131)
38,746	(2)	38,315	(2)	Swap	4.000	Dec. 20, 2006	Jan. 18, 2012	(1,794)	(1,207)
—		96,458		Swap	3.167	Oct. 15, 2008	June 15, 2009	—	(1,116)
42,993		—		Swap	2.703	Dec. 3, 2009	Sep. 4, 2014	(453)	—
17,737		—		Cap	4.000	June 24, 2009	June 25, 2012	70	—

$270,421		$234,073						$(7,458)	$(5,806)

(1)	Translation to U.S. dollars is based on exchange rate of $1.61 to £1.00 as of December 31, 2009 and $1.46 to £1.00 as of December 31, 2008.
(2)	Translation to U.S. dollars is based on exchange rate of $1.43 to €1.00 as of December 31, 2009 and $1.40 to €1.00 as of December 31, 2008.

We do not have any fair value measurements using significant unobservable inputs (Level 3) as of December 31, 2009.

Fair Value of Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Fair Value of Instruments

11. Fair Value of Instruments

       We disclose fair value information about all financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate fair value.

       Current accounting guidance requires the Company to disclose fair value information about all financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate fair value. The Company's disclosures of estimated fair value of financial instruments at June 30, 2010 and December 31, 2009 were determined using available market information and appropriate valuation methods. Considerable judgment is necessary to interpret market data and develop estimated fair value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

       The carrying amounts for cash and cash equivalents, restricted cash, accounts and other receivables, accounts payable and other accrued liabilities, security deposits and prepaid rents approximate fair value because of the short-term nature of these instruments. As described in note 10, the interest rate cap and interest rate swaps are recorded at fair value.

       We calculate the fair value of our mortgage loans, unsecured senior notes and exchangeable senior debentures based on currently available market rates assuming the loans are outstanding through maturity and considering the collateral and other loan terms, including excess exchange value which exists related to our 2026 Debentures. In determining the current market rate for fixed rate debt, a market spread is added to the quoted yields on federal government treasury securities with similar maturity dates to debt. The carrying value of our revolving credit facility approximates fair value, due to the short-term nature of this instrument along with the variability of interest rates.

       As of June 30, 2010 and December 31, 2009, the aggregate estimated fair value and carrying value of our revolving credit facility, mortgage loans, unsecured senior notes, the 2020 Notes and exchangeable senior debentures were as follows (in thousands):

	As of June 30, 2010		As of December 31, 2009
	Estimated Fair Value	Carrying Value	Estimated Fair Value	Carrying Value
Revolving credit facility (1)	$11,628	$11,628	$205,547	$205,547
Unsecured senior notes (2)	212,379	200,000	94,470	83,000
5.875% notes due 2020 (2)(3)	499,415	491,746	—	—
Mortgage loans (2)	1,056,857	1,023,255	1,054,293	1,063,663
Exchangeable senior debentures (2)(3)	625,125	398,081	624,618	432,234

	$2,405,404	$2,124,710	$1,978,928	$1,784,444

(1)	The carrying value of our revolving credit facility approximates estimated fair value, due to the short-term nature of this instrument along with the variability of interest rates.
(2)	Valuations for our unsecured senior notes and mortgage loans are determined based on the expected future payments discounted at risk-adjusted rates. The 2020 Notes and exchangeable senior debentures are valued based on quoted market prices.
(3)	The carrying value of the 2020 Notes is net of discount of $8,254 as of June 30, 2010. The carrying values of our exchangeable senior debentures are net of discount of $3,609 and $6,666 as of June 30, 2010 and December 31, 2009, respectively, related to our 2026 Debentures.

10. Fair Value of Financial Instruments

We disclose fair value information about all financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate fair value.

Current accounting guidance requires the Company to disclose fair value information about all financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate fair value. The Company's disclosures of estimated fair value of financial instruments at December 31, 2009 and 2008, respectively, were determined using available market information and appropriate valuation methods. Considerable judgment is necessary to interpret market data and develop estimated fair value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

The carrying amounts for cash and cash equivalents, restricted cash, accounts and other receivables, accounts payable and other accrued liabilities, security deposits and prepaid rents approximate fair value because of the short-term nature of these instruments. As described in note 11, the interest rate cap and interest rate swaps are recorded at fair value.

We calculate the fair value of our mortgage loans, unsecured senior notes and exchangeable senior debentures based on currently available market rates assuming the loans are outstanding through maturity and considering the collateral and other loan terms, including excess exchange value which exists related to our 2006 Debentures. In determining the current market rate for fixed rate debt, a market spread is added to the quoted yields on federal government treasury securities with similar maturity dates to debt. The carrying value of our revolving credit facility approximates fair value, due to the short-term nature of this instrument along with the variability of interest rates.

As of December 31, 2009 and 2008, the aggregate estimated fair value and carrying value of our revolving credit facility, mortgage loans, unsecured senior notes and exchangeable senior debentures were as follows (in thousands):

	As of December 31, 2009		As of December 31, 2008
	Estimated Fair Value	Carrying Value	Estimated Fair Value	Carrying Value
Revolving credit facility(1)	$205,547	$205,547	$138,579	$138,579
Unsecured senior notes(2)	94,470	83,000	58,801	58,000
Mortgage loans(2)	1,054,293	1,063,663	918,040	1,026,594
Exchangeable senior debentures(2)(3)	624,618	432,234	181,861	161,901

	$1,978,928	$1,784,444	$1,297,281	$1,385,074

(1)	The carrying value of our revolving credit facility approximates estimated fair value, due to the short-term nature of this instrument along with the variability of interest rates.
(2)	Valuations for our unsecured senior notes and mortgage loans are determined based on the expected future payments discounted at risk-adjusted rates. Exchangeable senior debentures are valued based on quoted market prices.
(3)	The carrying values are net of discount of $6,666 and $10,599 as of December 31, 2009 and December 31, 2008, respectively. The discount relates to our 2006 Debentures, which is accounted for pursuant to new accounting guidance on convertible debt instruments that requires the principal amount to be settled in cash upon conversion.

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Related Party Transactions

12. Related Party Transactions

       In December 2006, we entered into ten leases with tel(x), pursuant to which tel(x) provides enhanced meet-me-room services to our customers. The initial terms of these leases expire in 2026, and tel(x) has options to extend them through 2046. tel(x) was acquired by GI Partners Fund II, LLP in November 2006. Richard Magnuson, our Chairman, is also the chief executive officer of the advisor to GI Partners Fund II, LLP. Our consolidated statements of operations include rental revenues of approximately  $5.8 million and  $5.0 million from tel(x) for the three months ended June 30, 2010 and 2009, respectively and  $10.9 million and  $9.2 million for the six months ended June 30, 2010 and 2009, respectively. In connection with the lease agreements, we entered into an operating agreement with tel(x), effective as of December 1, 2006, with respect to joint sales and marketing efforts, designation of representatives to manage the national relationship between us and tel(x) and future meet-me-room facilities. Under the operating agreement, tel(x) has a sixty-day option to enter into a meet-me-room lease for certain future meet-me-room buildings acquired by us or any buildings currently owned by us that are converted into a meet-me-room building. As of June 30, 2010, tel(x) leases 134,970 square feet from us under 28 lease agreements.

       We also entered into an agreement with tel(x), effective as of December 1, 2006, with respect to percentage rent arising out of potential future lease agreements for rentable space in buildings covered by the meet-me-room lease agreements. Percentage rent earned during the the three and six months ended June 30, 2010 and 2009 amounted to approximately  $0.4 million and  $0.2 million, respectively.

       In addition, in connection with the lease agreements, we entered into a management agreement with tel(x), effective as of December 1, 2007, pursuant to which tel(x) agreed to provide us with certain management services in exchange for a management fee of one percent of rents actually collected by tel(x).

       We are party to five leases with SoftLayer Technologies, Inc. (SoftLayer), of which one has commenced during the three months ended June 30, 2010 and the remaining four will commence in future periods. The initial terms of these leases expire from 2013 to 2025, and SoftLayer has options to extend them from 2023 through 2035. On August 3, 2010, GI Partners Fund III, L.P. acquired a controlling interest in SoftLayer. Richard Magnuson, our Chairman, is also a manager of the general partner to GI Partners Fund III, L.P. Our consolidated statements of operations include rental revenues of approximately  $0.4 million from SoftLayer for the three and six months ended June 30, 2010. No rental revenues were earned from SoftLayer for the three and six months ended June 30, 2009.

13. Related Party Transactions

In December 2006, we entered into ten leases with tel(x), pursuant to which tel(x) provides enhanced meet-me-room services to our customers. tel(x) was acquired by GI Partners Fund II, LLP in November 2006. Richard Magnuson, our Chairman, is also the chief executive officer of the advisor to GI Partners Fund II, LLP. Our consolidated statements of operations include rental revenues of approximately  $20.6 million,  $16.1 million and  $13.9 million from tel(x) for the years ended December 31, 2009, 2008 and 2007, respectively. In connection with the lease agreements, we entered into an operating agreement with tel(x), effective as of December 1, 2006, with respect to joint sales and marketing efforts, designation of representatives to manage the national relationship between us and tel(x) and future meet-me-room facilities. Under the operating agreement, tel(x) has a sixty-day option to enter into a meet-me-room lease for certain future meet-me-room buildings acquired by us or any buildings currently owned by us that are converted into a meet-me-room building. As of December 31, 2009, tel(x) leases 126,130 square feet from us under 26 lease agreements.

We also entered into a referral agreement with tel(x), effective as of December 1, 2006, with respect to referral fees arising out of potential future lease agreements for rentable space in buildings covered by the meet-me-room lease agreements. Referral fees earned during the years ended December 31, 2009, 2008 and 2007 amounted to approximately  $1.5 million,  $0.8 million and  $0.1 million, respectively. Additionally, we had the right to purchase approximately 10% of tel(x) preferred stock. The purchase price would have been calculated as GI Partners Fund II, LLP's initial cost plus a 12% per annum return. We had the right to purchase, at market, a pro-rata share of any follow on tel(x) equity transactions to prevent dilution to our option to acquire approximately 10%. The option to purchase the preferred stock expired in October 2008 and we did not exercise the option.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Commitments and Contingencies

13. Commitments and Contingencies

       We have agreed with the seller of 350 East Cermak Road to share a portion, not to exceed  $135,000 per month, of rental revenue, adjusted for our costs to lease the premises, from the leases of the 192,000 square feet of space held for redevelopment. This revenue sharing agreement will terminate in May 2012. We made payments of approximately  $3.8 million and  $20,000 to the seller during the six months ended June 30, 2010 and 2009, respectively. We have recorded approximately  $3.1 million and  $2.1 million for this contingent liability on our condensed consolidated balance sheet at June 30, 2010 and December 31, 2009, respectively.

       As part of the acquisition of Clonshaugh Industrial Estate, we entered into an agreement with the seller whereby the seller is entitled to receive 40% of the net rental income generated by the existing building, after we have received a 9% return on all capital invested in the property. As of February 6, 2006, the date we acquired this property, we have estimated the present value of these expected payments over the 10 year lease term to be approximately  $1.1 million and this value has been recorded as a component of the purchase price. Accounts payable and other liabilities include  $1.1 million and  $1.3 million for this liability as of June 30, 2010 and December 31, 2009, respectively. During the six months ended June 30, 2010 and 2009, we paid approximately  $0.1 million and  $0.2 million, respectively, to the seller.

       Our properties require periodic investments of capital for tenant-related capital expenditures and for general capital improvements and from time to time in the normal course of our business, we enter into various construction contracts with third parties that may obligate us to make payments. At June 30, 2010, we had open commitments related to construction contracts of approximately  $62.4 million.

14. Commitments and Contingencies

(a) Operating Leases

We have a ground lease obligation on 2010 East Centennial Circle that expires in 2082. After February 2036, rent for the remaining term of the 2010 East Centennial Circle ground lease will be determined based on a fair market value appraisal of the property and, as result, rent after February 2036 is excluded from the minimum commitment information below.

We have ground leases on Paul van Vlissingenstraat 16 that expires in 2054, Chemin de l'Epinglier 2 that expires in July 2074, Clonshaugh Industrial Estate that expires in 2981, Gyroscoopweg 2E-2F, which has a continuous ground lease and will be adjusted on January 1, 2042 and Naritaweg 52, which has a continuous ground lease. We have an operating lease for our current headquarters, which we occupied in June 2005 and expires in May 2012 with an option to extend the lease until September 2017. We also have operating leases at 111 8th Avenue (2nd and 6th floors), 8100 Boone Boulevard and 111 8th Avenue (3rd and 7th floors), which expire in June 2014, September 2017 and February 2022, respectively. The lease at 111 8th Avenue (2nd and 6th floors) has an option to extend the lease until June 2019 and the lease at 111 8th Avenue (3rd and 7th floors) has an option to extend the lease until February 2032. The lease at 8100 Boone Boulevard has no extension option.

We have a fully prepaid ground lease on 2055 E. Technology Circle that expires in 2083. The ground lease at Naritaweg 52 has been prepaid through December 2036.

Rental expense for these leases was approximately  $7.9 million,  $7.9 million, and  $5.9 million for the years ended December 31, 2009, 2008 and 2007 respectively.

The minimum commitment under these leases, excluding the fully prepaid ground lease, as of December 31, 2009 was as follows (in thousands):

2010	$7,313
2011	7,019
2012	6,548
2013	6,033
2014	4,264
Thereafter	34,267

$65,444

(b) Contingent liabilities

We have agreed with the seller of 350 East Cermak Road to share a portion, not to exceed  $135,000 per month, of rental revenue, adjusted for our costs to lease the premises, from the lease of the 192,000 square feet of space held for redevelopment. This revenue sharing agreement will terminate in May 2012. We made payments of approximately  $41,000,  $41,000 and  $17,000 to the seller during the years ended December 31, 2009, 2008 and 2007, respectively. We have recorded approximately  $2.1 million for this contingent liability on our balance sheet at December 31, 2009.

As part of the acquisition of Clonshaugh Industrial Estate, we entered into an agreement with the seller whereby the seller is entitled to receive 40% of the net rental income generated by the existing building, after we have received a 9% return on all capital invested in the property. As of February 6, 2006, the date we acquired this property, we have estimated the present value of these expected payments over the 10 year lease term to be approximately  $1.1 million and this value has been recorded as a component of the purchase price. Accounts payable and other accrued liabilities include  $1.3 million and  $1.4 million for this liability as of December 31, 2009 and December 31, 2008, respectively. During the years ended December 31, 2009, 2008 and 2007, we paid approximately  $0.2 million,  $0.2 million and  $0.1 million, respectively, to the seller.

Our properties require periodic investments of capital for tenant-related capital expenditures and for general capital improvements and from time to time in the normal course of our business, we enter into various construction contracts with third parties that may obligate us to make payments. At December 31, 2009, we had open commitments related to construction contracts of  $41.1 million.

Tenant Leases	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Tenant Leases

14. Tenant Leases

       Revenues recognized from Savvis Communications comprised approximately 9.7% and 10.0% of total operating revenues, for the three months ended June 30, 2010 and 2009, respectively and 9.4% and 10.2% for the six months ended June 30, 2010 and 2009, respectively. Other than noted here, for the three and six months ended June 30, 2010 and 2009, no single tenant accounted for more than 10% of total operating revenues.

12. Tenant Leases

The future minimum lease payments to be received (excluding operating expense reimbursements) by us as of December 31, 2009, under non-cancelable operating leases are as follows (in thousands):

2010	$509,506
2011	493,388
2012	488,669
2013	471,435
2014	416,803
Thereafter	1,499,833

Total	$3,879,634

Included in the above amounts are minimum lease payments to be received from The tel(x) Group, Inc., or tel(x), a related party further discussed in note 13. The future minimum lease payments to be received (excluding operating expense reimbursements) by us from tel(x) as of December 31, 2009, under non-cancelable operating leases are as follows (in thousands):

2010	$16,682
2011	17,448
2012	17,955
2013	18,477
2014	19,015
Thereafter	269,940

Total	$359,517

Operating revenues from properties outside the United States were  $82.2 million,  $52.2 million and  $34.2 million for the years ended December 31, 2009, 2008 and 2007, respectively. For the years ended December 31, 2009, 2008, and 2007 no single foreign country comprised more than 10% of total revenues.

For the years ended December 31, 2009, 2008 and 2007, revenues recognized from Savvis Communications comprised approximately 9.6%, 11.0%, and 11.6% of total revenues, respectively. Other than noted here, for the years ended December 31, 2009, 2008, and 2007 no single tenant comprised more than 10% of total revenues.

Discontinued Operations	12 Months Ended
Dec. 31, 2009
Discontinued Operations

15. Discontinued Operations

In 2007, we sold the following properties:

Property	Date of Sale	Proceeds (in millions)	Gain on Sale (in millions)
4055 Valley View Lane	March 30, 2007	$33.0	$6.2
100 Technology Center Drive	March 20, 2007	45.5	11.8

The results of operations of the properties above are reported as discontinued operations for all periods presented in the accompanying consolidated financial statements. The following table summarizes the income and expense components that comprise income (loss) from discontinued operations for the year ended December 31, 2007 (in thousands):

Year Ended December 31, 2007
Operating Revenues:
Rental	$1,940
Tenant reimbursements	400
Other	—

Total operating revenues	2,340

Operating Expenses:
Rental property operating and maintenance	567
Property taxes	310
Insurance	27
Depreciation and amortization	379
Other	—

Total operating expenses	1,283
Operating income	1,057

Other Income (Expenses):
Interest and other income	5
Interest expense	333

Income from discontinued operations before gain on sale of assets and noncontrolling interests	1,395
Gain on sale of assets	18,049

Income from discontinued operations	19,444
Income from discontinued operations attributable to noncontrolling interests	(3,264)

Income from discontinued operations attributable to Digital Realty Trust, Inc.	$16,180

Quarterly Financial Information (unaudited)	12 Months Ended
Dec. 31, 2009
Quarterly Financial Information (unaudited)

16. Quarterly Financial Information (unaudited)

The tables below reflect selected quarterly information for the years ended December 31, 2009 and 2008. Certain amounts have been reclassified to conform to the current year presentation (in thousands except share amounts).

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Total operating revenues	$169,774	$163,227	$155,007	$149,134
Net income	24,897	23,945	21,203	21,189
Net income attributable to Digital Realty Trust, Inc.	24,387	22,507	20,372	20,396
Preferred stock dividends	10,101	10,101	10,101	10,101
Net income available to common stockholders	14,286	12,406	10,271	10,295
Basic net income per share available to common stockholders	$0.19	$0.16	$0.13	$0.14

Diluted net income per share available to common stockholders	$0.18	$0.16	$0.13	$0.14

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Total operating revenues	$147,106	$142,016	$123,776	$114,547
Net income	25,133	18,419	13,550	10,816
Net income attributable to Digital Realty Trust, Inc.	23,895	17,586	13,196	10,577
Preferred stock dividends	10,102	10,102	10,102	8,258
Net income available to common stockholders	13,793	7,484	3,094	2,319
Basic net income per share available to common stockholders	$0.19	$0.11	$0.05	$0.04

Diluted net income per share available to common stockholders	$0.19	$0.10	$0.05	$0.03

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Subsequent Events

15. Subsequent Events

       On July 27, 2010, we issued 236,444 privately issued shares of our common stock, par value  $0.01 per share, and paid an incentive fee equal to  $37,516 and accrued and unpaid interest equal to  $138,360, in exchange for  $7,500,000 in aggregate principal amount of the Operating Partnership's 2026 Debentures held by an institutional holder, pursuant to an exchange agreement, dated July 27, 2010, by and among us, our operating partnership and the institutional holder.

       On July 22, 2010, we distributed a Notice of Redemption to all holders of record of our outstanding 8.50% Series A Cumulative Redeemable Preferred, or Series A Preferred Stock, regarding our redemption of all outstanding shares of our Series A Preferred Stock at a redemption price of  $25.31285 per share. The redemption price is equal to the original issuance price of  $25.00 per share, plus accrued and unpaid dividends. The redemption date is August 24, 2010. We intend to fund the redemption with borrowings under our revolving credit facility.

       On July 19, 2010, we declared the following dividends per share and the Operating Partnership declared an equivalent distribution per unit:

Share Class	Series A Preferred Stock	Series B Preferred Stock	Series C Preferred Stock	Series D Preferred Stock	Common stock and common unit
Dividend and distribution amount	$0.531250	$0.492188	$0.273438	$0.343750	$0.530000
Dividend and distribution payable date	September 30, 2010	September 30, 2010	September 30, 2010	September 30, 2010	September 30, 2010
Dividend payable to shareholders of record on	September 15, 2010	September 15, 2010	September 15, 2010	September 15, 2010	September 15, 2010
Annual equivalent rate of dividend and distribution	$2.125	$1.969	$1.094	$1.375	$2.120

       On July 13, 2010, we completed the acquisition of a five-property datacenter portfolio located in California, Arizona and Virginia, which we refer to as the 365 Main Portfolio. The purchase price was approximately  $725.0 million and was funded with proceeds from our common stock offering in June 2010 and notes offering in July 2010 along with borrowings under our revolving credit facility. The 365 Main Portfolio comprises a total of approximately 919,000 square feet.

       On July 8, 2010, the Operating Partnership closed the issuance of  $375.0 million aggregate principal amount of 4.50% notes due 2015. The purchase price paid by the initial purchasers was 99.697% of the principal amount thereof. The notes are general unsecured senior obligations of the Operating Partnership, rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership and are fully and unconditionally guaranteed by us. Interest on the notes is payable on January 15 and July 15 of each year, beginning on January 15, 2011. The net proceeds from the offering after deducting the original issue discount, underwriting commissions and estimated expenses was approximately  $370.6 million. We used the net proceeds from the offering to fund a portion of the purchase price of the 365 Main Portfolio.

17. Subsequent Events

On February 23, 2010, our board of directors approved an amendment to our charter increasing the number of authorized shares of our common stock, par value  $.01 per share, available for issuance from 125,000,000 to 145,000,000. No changes were made to the number of authorized shares of our preferred stock, par value  $.01 per share, available for issuance (currently 30,000,000).

On February 23, 2010, we declared the following distributions per share and the Operating Partnership declared an equivalent distribution per unit.

Share Class	Series A Preferred Stock	Series B Preferred Stock	Series C Preferred Stock	Series D Preferred Stock	Common stock and common unit
Dividend and distribution amount	$0.531250	$0.492188	$0.273438	$0.343750	$0.480000
Dividend and distribution payable date	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010
Dividend payable to shareholders of record on	March 15, 2010	March 15, 2010	March 15, 2010	March 15, 2010	March 15, 2010
Annual equivalent rate of dividend and distribution	$2.125	$1.969	$1.094	$1.375	$1.920

In December 2009 and January 2010, we entered into equity distribution agreements, under which we could issue up to  $400.0 million from time to time, at our discretion. From January 1, 2010 through February 19, 2010, we generated net proceeds of  $53.5 million from the issuance of approximately 1.1 million common shares under our equity distribution agreements at an average price of  $50.54 per share after payment of approximately  $0.8 million of commissions.

On February 3, 2010, we closed the sale of  $17.0 million aggregate principal amount of our senior unsecured term notes under our Prudential shelf facility. The series F notes have an interest-only rate of 4.50% per annum and a five-year maturity. We used the proceeds of the series F to temporarily repay borrowings under our revolving credit facility, fund development and redevelopment opportunities, fund acquisitions and for working capital. The series F notes are subject to the covenants set forth in the Prudential shelf facility.

On January 28, 2010, the Operating Partnership issued  $500.0 million aggregate principal amount of notes, maturing on February 1, 2020 with an interest rate of 5.875% per annum. The purchase price paid by the initial purchasers was 98.296% of the principal amount. The notes are general unsecured senior obligations of the Operating Partnership, rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership and are fully and unconditionally guaranteed by us. Interest on the notes is payable on February 1 and August 1 of each year, beginning on August 1, 2010. The net proceeds from the offering after deducting the original issue discount, underwriting commissions and estimated expenses was approximately  $487.6 million. We used the net proceeds from the offering to temporarily repay our borrowings under our revolving credit facility, fund development and redevelopment opportunities and for general corporate purposes.

On January 22, 2010, we completed the acquisition of a three-property datacenter portfolio located in Massachusetts and Connecticut, which we refer to as the New England Portfolio. The purchase price was approximately  $375.0 million and was funded with borrowings under our revolving credit facility. The New England Portfolio comprises a total of approximately 550,290 square feet.

On January 20, 2010, we closed the sale of  $100.0 million aggregate principal amount of our senior unsecured term notes under our Prudential shelf facility. The notes were issued in two series referred to as the series D and series E notes. The series D notes have a principal amount of  $50.0 million, an interest-only rate of 4.57% per annum and a five-year maturity, and the series E notes have a principal amount of  $50.0 million, an interest-only rate of 5.73% per annum and a seven-year maturity. We used the proceeds of the series D and series E notes to fund acquisitions, to temporarily repay borrowings under our revolving credit facility and for working capital. The series D and series E notes are subject to the covenants set forth in the Prudential shelf facility.

SCHEDULE III	12 Months Ended
Dec. 31, 2009
SCHEDULE III

DIGITAL REALTY TRUST, INC.

SCHEDULE III

PROPERTIES AND ACCUMULATED DEPRECIATION

DECEMBER 31, 2009

(In thousands)

				Initial costs			Costs capitalized subsequent to acquisition	Total costs
	Metropolitan Area	Encumbrances		Land	Acquired ground lease	Buildings and improvements		Land	Acquired ground lease	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of acquisition (A) or construction (C)
PROPERTIES:
36 NE 2nd Street	Miami	16,964		1,942	—	24,184	2,540	1,942	—	26,724	28,666	(6,921)	2002	(A)
2323 Bryan Street	Dallas	—		1,838	—	77,604	18,727	1,838	—	96,331	98,169	(26,201)	2002	(A)
6 Braham Street	London, England	20,831		3,776	—	28,166	1,748	3,309	—	30,381	33,690	(5,833)	2002	(A)
300 Boulevard East	New York / New Jersey	43,502		5,140	—	48,526	26,132	5,140	—	74,658	79,798	(25,334)	2002	(A)
2334 Lundy Place	Silicon Valley	39,960		3,607	—	23,008	72	3,607	—	23,080	26,687	(5,839)	2002	(A)
34551 Ardenwood Boulevard 1-4	Silicon Valley	54,945		15,330	—	32,419	2,201	15,330	—	34,620	49,950	(9,386)	2003	(A)
2440 Marsh Lane	Dallas	—		1,477	—	10,330	68,822	1,477	—	79,152	80,629	(7,952)	2003	(A)
2010 East Centennial Circle	Phoenix	—		—	1,477	16,472	34	—	1,477	16,506	17,983	(3,358)	2003	(A)
375 Riverside Parkway	Atlanta	—		1,250	—	11,578	14,303	1,250	—	25,881	27,131	(5,354)	2003	(A)
3300 East Birch Street	Los Angeles	7,390		3,777	—	4,611	434	3,777	—	5,045	8,822	(2,225)	2003	(A)
47700 Kato Road & 1055 Page Avenue	Silicon Valley	—		5,272	—	20,166	20	5,272	—	20,186	25,458	(3,237)	2003	(A)
4849 Alpha Road	Dallas	10,411		2,983	—	10,650	56	2,983	—	10,706	13,689	(2,706)	2004	(A)
600 West Seventh Street	Los Angeles	55,524		18,478	—	50,824	32,083	18,478	—	82,907	101,385	(19,876)	2004	(A)
2045 & 2055 LaFayette Street	Silicon Valley	67,271		6,065	—	43,817	19	6,065	—	43,836	49,901	(7,853)	2004	(A)
100 & 200 Quannapowitt Parkway	Boston	33,742		12,416	—	26,154	2,088	12,416	—	28,242	40,658	(7,904)	2004	(A)
11830 Webb Chapel Road	Dallas	32,069		5,881	—	34,473	883	5,881	—	35,356	41,237	(7,828)	2004	(A)
150 South First Street	Silicon Valley	52,760		2,068	—	29,214	837	2,068	—	30,051	32,119	(4,818)	2004	(A)
3065 Gold Camp Drive	Sacramento	—		1,886	—	10,686	134	1,886	—	10,820	12,706	(2,201)	2004	(A)
200 Paul Avenue 1-4	San Francisco	77,803		14,427	—	75,777	28,256	14,427	—	104,033	118,460	(21,534)	2004	(A)
1100 Space Park Drive	Silicon Valley	54,944		5,130	—	18,206	11,730	5,130	—	29,936	35,066	(8,994)	2004	(A)
3015 Winona Avenue	Los Angeles	—		6,534	—	8,356	5	6,534	—	8,361	14,895	(2,002)	2004	(A)
833 Chestnut Street	Philadelphia	—		5,738	—	42,249	36,855	5,738	—	79,104	84,842	(19,602)	2005	(A)
1125 Energy Park Drive	Minneapolis/St. Paul	9,497	(1)	2,775	—	10,761	21	2,775	—	10,782	13,557	(1,982)	2005	(A)
350 East Cermak Road	Chicago	—		8,466	—	103,232	178,687	8,620	—	281,765	290,385	(41,186)	2005	(A)
8534 Concord Center Drive	Denver	—		2,181	—	11,561	75	2,181	—	11,636	13,817	(2,492)	2005	(A)
2401 Walsh Street	Silicon Valley	—		5,775	—	19,267	34	5,775	—	19,301	25,076	(2,973)	2005	(A)
2403 Walsh Street	Silicon Valley	—		5,514	—	11,695	19	5,514	—	11,714	17,228	(1,927)	2005	(A)
4700 Old Ironsides Drive	Silicon Valley	—		5,504	—	9,727	17	5,504	—	9,744	15,248	(1,747)	2005	(A)
4650 Old Ironsides Drive	Silicon Valley	—		2,865	—	4,540	866	2,865	—	5,406	8,271	(1,369)	2005	(A)
200 North Nash Street	Los Angeles	—		4,562	—	12,503	16	4,562	—	12,519	17,081	(2,223)	2005	(A)

DIGITAL REALTY TRUST, INC.

SCHEDULE III

PROPERTIES AND ACCUMULATED DEPRECIATION—(Continued)

DECEMBER 31, 2009

(In thousands)

				Initial costs			Costs capitalized subsequent to acquisition	Total costs
	Metropolitan Area	Encumbrances		Land	Acquired ground lease	Buildings and improvements		Land	Acquired ground lease	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of acquisition (A) or construction (C)
731 East Trade Street	Charlotte	6,301	(2)	1,748	—	5,727	201	1,748	—	5,928	7,676	(848)	2005	(A)
113 North Myers	Charlotte	—		1,098	—	3,127	679	1,098	—	3,806	4,904	(873)	2005	(A)
125 North Myers	Charlotte	—		1,271	—	3,738	5,963	1,271	—	9,701	10,972	(2,176)	2005	(A)
Paul van Vlissingenstraat 16	Amsterdam, Netherlands	15,208		—	—	15,255	5,444	—	—	20,699	20,699	(2,926)	2005	(A)
600-780 S. Federal	Chicago	—		7,801	—	27,718	2,246	7,849	—	29,916	37,765	(4,811)	2005	(A)
115 Second Avenue	Boston	—		1,691	—	12,569	10,520	1,691	—	23,089	24,780	(5,258)	2005	(A)
Chemin de l'Epinglier 2	Geneva, Switzerland	11,046		—	—	20,071	4,320	—	—	24,391	24,391	(3,484)	2005	(A)
251 Exchange Place	Northern Virginia	—		1,622	—	10,425	152	1,622	—	10,577	12,199	(1,887)	2005	(A)
7500 Metro Center Drive	Austin	—		1,177	—	4,877	2,105	1,177	—	6,982	8,159	(1,183)	2005	(A)
7620 Metro Center Drive	Austin	—		510	—	6,760	9	510	—	6,769	7,279	(1,150)	2005	(A)
3 Corporate Place	New York/New Jersey	80,000		2,124	—	12,678	77,280	2,124	—	89,958	92,082	(18,219)	2005	(A)
4025 Midway Road	Dallas	—		2,196	—	14,037	17,575	2,196	—	31,612	33,808	(7,085)	2006	(A)
Clonshaugh Industrial Estate	Dublin	—		—	1,444	5,569	3,373	—	119	10,267	10,386	(1,335)	2006	(A)
6800 Millcreek Drive	Toronto	—		1,657	—	11,352	2,289	1,657	—	13,641	15,298	(1,767)	2006	(A)
101 Aquila Way	Atlanta	—		1,480	—	34,797	41	1,480	—	34,838	36,318	(5,473)	2006	(A)
12001 North Freeway	Houston	—		6,965	—	23,492	108	6,965	—	23,600	30,565	(3,289)	2006	(A)
14901 FAA Boulevard	Dallas	—		3,303	—	40,799	117	3,303	—	40,916	44,219	(4,634)	2006	(A)
120 E Van Buren	Phoenix	—		4,524	—	157,822	55,403	4,524	—	213,225	217,749	(30,694)	2006	(A)
Gyroscoopweg 2E-2F	Amsterdam, Netherlands	9,682		—	—	13,450	1,319	—	—	14,769	14,769	(1,848)	2006	(A)
Clonshaugh Industrial Estate II	Dublin	42,993		—	—	—	86,449	—	—	86,449	86,449	(8,107)	2006	(A)
600 Winter Street	Boston	—		1,429	—	6,228	47	1,429	—	6,275	7,704	(676)	2006	(A)
2300 NW 89th Place	Miami	—		1,022	—	3,767	18	1,022	—	3,785	4,807	(536)	2006	(A)
2055 East Technology Circle	Phoenix	—		—	—	8,519	26,511	—	—	35,030	35,030	(4,112)	2006	(A)
114 Rue Ambroise Croizat	Paris, France	45,067		12,261	—	34,051	80,634	12,578	—	114,368	126,946	(6,584)	2006	(A)
Unit 9, Blanchardstown Corporate Park	Dublin, Ireland	38,746		1,927	—	40,024	6,838	2,075	—	46,714	48,789	(5,382)	2006	(A)
111 8th Avenue	New York / New Jersey	—		—	—	17,688	10,911	—	—	28,599	28,599	(9,848)	2006	(A)
1807 Michael Faraday Court	Northern Virginia	—		1,499	—	4,578	1,150	1,499	—	5,728	7,227	(933)	2006	(A)

DIGITAL REALTY TRUST, INC.

SCHEDULE III

PROPERTIES AND ACCUMULATED DEPRECIATION—(Continued)

DECEMBER 31, 2009

(In thousands)

				Initial costs			Costs capitalized subsequent to acquisition	Total costs
	Metropolitan Area	Encumbrances		Land	Acquired ground lease	Buildings and improvements		Land	Acquired ground lease	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of acquisition (A) or construction (C)
8100 Boone Boulevard	Northern Virginia	—		—	—	158	837	—	—	995	995	(434)	2006	(A)
21110 Ridgetop Circle	Northern Virginia	—		2,934	—	14,311	843	2,934	—	15,154	18,088	(1,528)	2007	(A)
3011 Lafayette Street	Silicon Valley	—		3,354	—	10,305	44,829	3,354	—	55,134	58,488	(9,062)	2007	(A)
44470 Chilum Place	Northern Virginia	—		3,351	—	37,360	184	3,531	—	37,364	40,895	(2,909)	2007	(A)
43881 Devin Shafron Drive	Northern Virginia	—		4,653	—	23,631	87,795	4,653	—	111,426	116,079	(13,797)	2007	(A)
43831 Devin Shafron Drive	Northern Virginia	—		3,027	—	16,247	980	3,027	—	17,227	20,254	(1,424)	2007	(A)
43791 Devin Shafron Drive	Northern Virginia	—		3,490	—	17,444	44,997	3,490	—	62,441	65,931	(5,320)	2007	(A)
Mundells Roundabout	London, England	69,154		31,354	—	—	59,167	25,742	—	64,779	90,521	(1,712)	2007	(A)
210 N Tucker	St. Louis	—		2,042	—	17,223	1,544	2,042	—	18,767	20,809	(1,819)	2007	(A)
900 Walnut Street	St. Louis	—		1,791	—	29,516	2,504	1,791	—	32,020	33,811	(2,502)	2007	(A)
1 Savvis Parkway	St. Louis	—		3,301	—	20,639	17	3,301	—	20,656	23,957	(1,552)	2007	(A)
1500 Space Park Drive	Silicon Valley	42,630	(3)	6,732	—	6,325	45,466	4,106	—	54,417	58,523	(8,012)	2007	(A)
Cressex 1	London, England	29,486		3,629	—	9,036	25,923	3,104	—	35,484	38,588	(2,499)	2007	(A)
Naritaweg 52	Amsterdam, Netherlands	—		—	1,192	23,441	(411)	—	1,171	23,051	24,222	(1,457)	2007	(A)
1 St. Anne's Boulevard	London, England	—		2,732	—	5,969	(788)	2,697	—	5,216	7,913	(279)	2007	(A)
2 St. Anne's Boulevard	London, England	—		5,190	—	3,193	619	4,209	—	4,793	9,002	(116)	2007	(A)
3 St. Anne's Boulevard	London, England	—		16,401	—	8,844	45,300	13,302	—	57,243	70,545	(201)	2007	(A)
365 South Randolphville Road	New York / New Jersey	—		3,019	—	17,404	59,052	3,019	—	76,456	79,475	(691)	2008	(A)
701 & 717 Leonard Street	Dallas	—		2,165	—	9,934	68	2,165	—	10,002	12,167	(385)	2008	(A)
650 Randolph Road	New York / New Jersey	—		3,986	—	6,883	3,539	3,986	—	10,422	14,408	(1)	2008	(A)
Manchester Technopark	Manchester, England	8,970		—	—	23,918	(4,504)	—	—	19,414	19,414	(840)	2008	(A)
1201 Comstock Street	Silicon Valley	17,737		2,093	—	1,606	25,773	3,398	—	26,074	29,472	(1,953)	2008	(A)
7505 Mason King Court	Northern Virginia	—		2,390	—	8,257	6,863	2,390	—	15,120	17,510	(659)	2008	(A)
1550 Space Park Drive	Silicon Valley	—		2,301	—	766	528	1,926	—	1,669	3,595	(1)	2008	(A)
1525 Comstock Street	Silicon Valley	—		2,293	—	16,216	28,899	2,061	—	45,347	47,408	(1,839)	2008	(A)
22150 Shellhorn Road Parcel 2	Northern Virginia	—		6,927	—	—	23,395	6,927	—	23,395	30,322	(6)	2009	(A)
22150 Shellhorn Road Parcel 4E	Northern Virginia	—		8,168	—	—	272	8,168	—	272	8,440	—	2009	(A)
22150 Shellhorn Road Parcel 4F	Northern Virginia	—		5,509	—	—	175	5,509	—	175	5,684	—	2009	(A)

DIGITAL REALTY TRUST, INC.

SCHEDULE III

PROPERTIES AND ACCUMULATED DEPRECIATION—(Continued)

DECEMBER 31, 2009

(In thousands)

				Initial costs			Costs capitalized subsequent to acquisition	Total costs
	Metropolitan Area	Encumbrances		Land	Acquired ground lease	Buildings and improvements		Land	Acquired ground lease	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of acquisition (A) or construction (C)
1232 Alma Road	Dallas	6,464		2,267	—	3,740	6,358	2,267	—	10,098	12,365	—	2009	(A)
900 Quality Way	Dallas	655		1,446	—	1,659	5	1,446	—	1,664	3,110	—	2009	(A)
1400 N. Bowser Road	Dallas	1,366		2,041	—	3,389	7	2,041	—	3,396	5,437	—	2009	(A)
1301 International Parkway	Dallas	178		333	—	344	1	333	—	345	678	—	2009	(A)
908 Quality Way	Dallas	5,758		6,730	—	4,493	2,026	6,730	—	6,519	13,249	(53)	2009	(A)
904 Quality Way	Dallas	407		760	—	744	1	760	—	745	1,505	—	2009	(A)
905 Security Row	Dallas	2,172		4,056	—	1,553	7	4,056	—	1,560	5,616	—	2009	(A)
444 Toyama Drive	Silicon Valley	—		6,213	—	10,954	—	6,213	—	10,954	17,167	(70)	2009	(A)
1350 Duane	Silicon Valley	52,030	(4)	7,081	—	69,817	—	7,081	—	69,817	76,898	(300)	2009	(A)
45901 & 45845 Nokes Boulevard	Northern Virginia	—		3,579	—	29,998	—	3,579	—	29,998	33,577	—	2009	(A)
21561 & 21571 Beaumeade Circle	Northern Virginia	—		4,131	—	25,218	—	4,131	—	25,218	29,349	—	2009	(A)
21551 Beaumeade Circle	Northern Virginia	—		3,132	—	—	—	3,132	—	—	3,132	—	2009	(A)
Other		—		—	—	8,298	11,252	—	—	19,550	19,550	(125)

		1,063,663		394,563	4,113	1,858,707	1,352,939	382,763	2,767	3,224,792	3,610,322	(459,521)

(1)	The balance shown includes an unamortized premium of $294.
(2)	The balance shown includes an unamortized premium of $986.
(3)	The balance shown includes an unamortized premium of $747.
(4)	The balance shown includes an unamortized discount of $770.

See accompanying report of independent registered public accounting firm.

DIGITAL REALTY TRUST, INC.

NOTES TO SCHEDULE III

PROPERTIES AND ACCUMULATED DEPRECIATION

December 31, 2009

(In thousands)

(1) Tax Cost

The aggregate gross cost of Digital Realty Trust, Inc.'s properties for federal income tax purposes approximated  $3,550.9 million (unaudited) as of December 31, 2009.

(2) Historical Cost and Accumulated Depreciation and Amortization

The following table reconciles the historical cost of the Company's properties for financial reporting purposes for each of the years in the three-year period ended December 31, 2009.

	Year Ended December 31,
	2009	2008	2007
Balance, beginning of year	$3,042,699	$2,482,104	$1,819,503
Additions during period (acquisitions and improvements)	568,003	561,293	714,990
Deductions during period (dispositions and write-off of tenant improvements)	(380)	(698)	(52,389)

Balance, end of year	$3,610,322	$3,042,699	$2,482,104

The following table reconciles accumulated depreciation and amortization of the Company's properties for financial reporting purposes for each of the years in the three-year period ended December 31, 2009.

	Year Ended December 31,
	2009	2008	2007
Balance, beginning of year	$302,960	$188,125	$112,479
Additions during period (depreciation and amortization expense)	156,786	115,256	81,344
Deductions during period (dispositions and write-off of tenant improvements)	(225)	(421)	(5,698)

Balance, end of year	$459,521	$302,960	$188,125

Schedules other than those listed above are omitted because they are not applicable or the information required is included in the consolidated financial statements or the notes thereto.